As filed with the Securities and Exchange Commission on February 28, 2002.
                    Registration Nos. 033-54642 and 811-07342

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /x/
                           PRE-EFFECTIVE AMENDMENT NO.                     / /
                         POST-EFFECTIVE AMENDMENT NO. 91                   /x/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/
                                AMENDMENT NO. 92                           /x/

                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                      (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (617) 557-0700

            Judy R Bartlett, c/o J.P. Morgan Funds Distributors, Inc.
                 1211 Avenue of the Americas, New York, NY 10036
                     (Name and Address of Agent for Service)

Copy to:  John E. Baumgardner, Jr.,                  Sarah E. Cogan, Esq.
          Sullivan & Cromwell                        Simpson Thacher & Bartlett
          125 Broad Street                           425 Lexington Avenue
          New York, New York 10004                   New York, New York 10017

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on(date), pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485 (b).

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INCOME FUNDS
CLASS A, CLASS B AND CLASS C SHARES

BOND FUND (CLASS A AND CLASS B)

BOND FUND II (CLASS A AND CLASS B)

GLOBAL STRATEGIC INCOME FUND (CLASS A AND CLASS B)

INTERMEDIATE BOND FUND (CLASS A)

SHORT TERM BOND FUND (CLASS A)

STRATEGIC INCOME FUND

U.S. TREASURY INCOME FUND (CLASS A AND CLASS B)

                                               THE SECURITIES AND EXCHANGE
                                               COMMISSION HAS NOT APPROVED OR
                                               DISAPPROVED OF THESE SECURITIES
                                               OR DETERMINED IF THIS PROSPECTUS
                                               IS TRUTHFUL OR COMPLETE. ANY
                                               REPRESENTATION TO THE CONTRARY IS
                                               A CRIMINAL OFFENSE.

                                               [JPMORGAN FLEMING ASSET
                                                MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                   1
Bond Fund II                                                8
Global Strategic Income Fund                               16
Intermediate Bond Fund                                     23
Short Term Bond Fund                                       30
Strategic Income Fund                                      37
U.S. Treasury Income Fund                                  44
Funds' Management and Administration                       50
How Your Account Works                                     52
  Know Which Classes to Buy                                52
  About Sales Charges                                      52
  Buying Fund Shares                                       54
  Selling Fund Shares                                      55
  Exchanging Fund Shares                                   56
  Other Information Concerning the Fund                    57
  Distributions and Taxes                                  57
Shareholder Services                                       59
Investments                                                60
Risk and Reward Elements                                   62
Financial Highlights                                       65
How To Reach Us                                    Back cover

   JPMORGAN BOND FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) or Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY
     THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from calendar year to calendar year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after 8 years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*, (1)]



1992            6.53%
1993            9.87%
1994           -2.97%
1995           18.17%
1996            3.13
1997            9.13%
1998            7.36%
1999           -0.73%
2000           10.62%
2001            7.19%



(1)BEST QUARTER              6.25%
----------------------------------
                 2nd quarter, 1995
----------------------------------
 WORST QUARTER              -2.39%
----------------------------------
                 1st quarter, 1994

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SIMILAR TO THOSE OF THE CLASS A AND B SHARES) FROM 7/13/93 TO 9/10/01. RETURNS FOR THE PERIOD 1/1/92 THROUGH 7/13/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE ABOVE FEEDER AND PREDECESSOR.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*



                                              PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES           2.37          5.67         6.18
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                   0.07          3.10         3.50
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES           1.53          3.24         3.60
--------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES           2.11          6.29         6.65
--------------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD INVESTMENT
 GRADE BOND INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                    8.52          7.44         7.28
--------------------------------------------------------------------------------------------
 LIPPER INTERMEDIATE INVESTMENT GRADE
 DEBT FUNDS INDEX (REFLECTS NO DEDUCTION
 FOR TAXES)                                      8.22          6.82         6.76
--------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  See footnote on previous page.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The estimated investor expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                     CLASS A SHARES            CLASS B SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                      4.50%                     NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                  NONE                      5.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                           CLASS A SHARES            CLASS B SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES            0.30                      0.30
-------------------------------------------------------------------------------
DISTRIBUTION
(RULE 12b-1) FEES          0.25                      0.75
-------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES   0.25                      0.25
--------------------------------------------------------------------------------
OTHER EXPENSES(1)          0.47                      0.47
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES   1.27                      1.77
-------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)          (0.52)                    (0.27)
-------------------------------------------------------------------------------
NET EXPENSES(2)            0.75                      1.50
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03 and total operating expenses thereafter.


The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR      3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------
 CLASS A SHARES* ($)            523         743           1,026         1,833
----------------------------------------------------------------------------------
 CLASS B SHARES** ($)           653         808           1,112         1,910***
----------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR      3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------
 CLASS B SHARES ($)             153         508           912           1,910***
----------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN BOND FUND II


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.


WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Corporate Debt A-Rated Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*, (1)]



1992          6.46%
1993         11.40%
1994         -3.83%
1995         18.51%
1996          3.20%
1997          8.81%
1998          7.94%
1999         -1.05%
2000         10.08%
2001          7.53%



 BEST QUARTER                           5.86%
---------------------------------------------
                           2nd quarter, 1995
---------------------------------------------
 WORST QUARTER                         -2.76%
---------------------------------------------
                           1st quarter, 1994

* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B WERE LAUNCHED ON MARCH 2, 2001 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND CLASS B SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. ON JANUARY 1, 1997, THE FUND RECEIVED THE ASSETS OF THREE COMMON TRUST FUNDS WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND'S SELECT CLASS SHARES BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S INSTITUTIONAL CLASS SHARES EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*



                                            PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES           2.66          5.60          6.24
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                   0.64          2.93          N/A(1)
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES           1.59          3.12          N/A(1)
--------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES           1.70          6.11          6.56
--------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              8.42          7.43          1.23
--------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED FUNDS
INDEX (REFLECTS NO DEDUCTION FOR TAXES)         7.79          6.50          6.80
--------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                 CLASS A            CLASS B
                                                 SHARES             SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*        4.50%              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                              NONE               5.00%
--------------------------------------------------------------------------------

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                    CLASS A     CLASS B
--------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.30        0.30
DISTRIBUTION (RULE 12b-1) FEES                      0.25        0.75
SHAREHOLDER SERVICE FEES                            0.25        0.25
OTHER EXPENSES(1)                                   0.45        0.45
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                     1.25        1.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)          (0.50)      (0.25)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                     0.75        1.50
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL PERIOD.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED .75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses through 12/31/03 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES* ($)             523        740         1,019       1,814
--------------------------------------------------------------------------------
CLASS B SHARES** ($)            653        806         1,105       1,891***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             153        506         905         1,891***
--------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL STRATEGIC INCOME FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) Fitch Investor's Services, Inc. (Fitch) or the equivalent by another national rating organization, or in securities which are unrated but are deemed by the adviser to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-    12% international non-dollar
     (range 0-25%)

-    35% public/private mortgages
     (range 20-45%)

-    15% public/private corporates
     (range 5-25%)

-    15% emerging markets
     (range 0-25%)

-    23% high yield corporates
     (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM),the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK
     DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
     OR ENDORSED BY, ANY BANK AND ARE NOT
     INSURED OR GUARANTEED BY THE FDIC, THE
     FEDERAL RESERVE BOARD OR ANY OTHER
     GOVERNMENT AGENCY. YOU COULD LOSE
     MONEY IF YOU SELL WHEN THE FUND'S SHARE
     PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
-    WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO.

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    HAVE A SHORT-TERM INVESTMENT HORIZON
-    ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
-    REQUIRE STABILITY OF PRINCIPAL
-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index and the Lipper Multi Sector Income Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

[CHART OF YEAR-BY-YEAR RETURNS* (1)]



1998           2.31%
1999           2.08%
2000           7.55%
2001           2.60%



---------------------------------------------
BEST QUARTER                           3.04%
---------------------------------------------
                          1st quarter, 1998
---------------------------------------------
WORST QUARTER                        -2.01%
---------------------------------------------
                          3rd quarter, 2001



The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SIMILAR TO THOSE OF THE CLASS A AND B SHARES) FROM 3/17/97 TO 9/10/01. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE ABOVE FEEDER.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*, (1)



                                                 PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES                   (2.03)           3.74
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                          (4.78)           0.87
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                  (1.25)           1.55
--------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES                   (3.65)           4.11
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                               8.42            7.96
--------------------------------------------------------------------------------
LIPPER MULTI SECTOR INCOME INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                       3.37            2.92
--------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND COMMENCED OPERATIONS ON 3/17/97. PERFOMANCE FOR THE BENCHMARKS IS AS OF 3/31/97.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated investor expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                            CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOW AS % OF THE OFFERING PRICE*    4.50%                NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                         NONE                 5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                            CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                             0.45                 0.45
DISTRIBUTION (RULE 12b-1) FEES              0.25                 0.75
SHAREHOLDER SERVICE FEES                    0.25                 0.25
OTHER EXPENSES(1)                           2.01                 2.01
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                    2.96                 3.46
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                           (1.71)               (1.71)
------------------------------------------------------------------------------
NET EXPENSES(2)                             1.25                 1.75
--------------------------------------------------------------------------------



(1)  "OTHER  EXPENSES"  ARE BASED ON ESTIMATED  EXPENSES FOR THE CURRENT  FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 12/31/03 and total operating expenses thereafter.


The example is for comparison only; the actual returns of Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)             572        1,033       1,666        3,362
--------------------------------------------------------------------------------
CLASS B SHARES** ($)            678        1,062       1,721        3,407***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)              178        762         1,521       3,407***
--------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN INTERMEDIATE BOND FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund primarily invests in a broad range of debt securities rated as investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization, or unrated securities deemed by the adviser to be of comparable quality. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK
     DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
     OR ENDORSED BY ANY BANK AND ARE NOT
     INSURED OR GUARANTEED BY THE FDIC, THE
     FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
     AGENCY. YOU COULD LOSE MONEY
     IF YOU SELL WHEN THE FUND'S SHARE PRICE IS
     LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE  INVESTING  FOR  AGGRESSIVE  LONG-TERM  GROWTH
- REQUIRE  STABILITY  OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures in the table would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*, (1)]

1992           6.38%
1993          10.41%
1994          -5.37%
1995          18.39%
1996           1.92%
1997           7.93%
1998           7.22%
1999          -0.32%
2000          10.22%
2001           7.84%

---------------------------------------
BEST QUARTER                    6.32%
---------------------------------------
                    2nd quarter, 1995
---------------------------------------
WORST QUARTER                  -3.78%
---------------------------------------
                    1st quarter, 1994

* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON FEBRUARY 16, 2001, AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. ON JANUARY 1, 1997, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND'S SELECT CLASS SHARES BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S INSTITUTIONAL CLASS SHARES EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*

                                             PAST 1 YEAR    PAST 5 YEARS PAST 10 YEARS
----------------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES            2.85         5.51         5.78
----------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                   0.88         3.03         N/A(1)
----------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON

DISTRIBUTIONS AND SALE OF FUND SHARES           1.70         3.14         N/A(1)
-----------------------------------------------------------------------------------------
LEHMAN AGREGATE BOND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)          8.42         7.43         7.23
-----------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   8.22         6.82         6.76
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of the Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE     MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY      CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF    LOWER OF ORIGINAL PURCHASE
                           THE OFFERING PRICE(*)    PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES             4.50%                    NONE
--------------------------------------------------------------------------------

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



MANAGEMENT FEES                                                      0.30
DISTRIBUTION (RULE 12b-1) FEES                                       0.25
SHAREHOLDER SERVICE FEES                                             0.25
OTHER EXPENSES(1)                                                    0.63
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.43
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.53)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                      0.90
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year,  and


-  net expenses through 12/31/03 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)    538        789         1,106       2,004
--------------------------------------------------------------------------------



* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

JPMORGAN SHORT TERM BOND FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch, Inc., or the equivalent by another national rating organization including at least 75% A or better. It also may invest in unrated securities deemed by the adviser to be of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK
     DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
     OR ENDORSED BY ANY BANK AND ARE NOT
     INSURED, OR GUARANTEED BY THE FDIC, THE
     FEDERAL RESERVE BOARD OR ANY OTHER
     GOVERNMENT AGENCY. YOU COULD LOSE MONEY
     IF YOU SELL WHEN THE FUND'S SHARE PRICE IS
     LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART YEAR-BY-YEAR RETURNS*, (1)]


1994            0.11%
1995           10.58%
1996            9.94%
1997            6.14%
1998            6.84%
1999            2.81%
2000            7.03%
2001            7.05%


------------------------------------------
BEST QUARTER                     3.41%
------------------------------------------
                    2nd quarter, 1995
------------------------------------------
WORST QUARTER                   -0.54%
------------------------------------------
                    1st quarter, 1994*
------------------------------------------



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SIMILAR TO THOSE OF THE CLASS A SHARES) FROM 9/30/93 TO 9/10/01. RETURNS FOR THE PERIOD 7/8/93 THROUGH 9/30/93 REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN THE ABOVE FEEDER AND PREDECESSOR.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*, (1)



                                              PAST 1 YEAR      PAST 5 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES            5.42             5.64           5.29
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                    3.26             3.28           3.03
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES            3.33             3.32           3.03
--------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)    7.33             6.02           5.86
--------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        8.30             6.59           6.06
--------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1)  PERFORMANCE FOR THE BENCHMARKS IS AS OF 7/31/93.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES

The estimated investor expenses of Class A shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                     CLASS A SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*            1.50%
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                  NONE
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                    CLASS A SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.25
DISTRIBUTION (RULE 12b-1) FEES                      0.25
SHAREHOLDER SERVICE FEES                            0.25
OTHER EXPENSES(1)                                   0.47
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                            1.22
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)            (0.47)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                     0.75
--------------------------------------------------------------------------------



(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE This example helps you compare the cost of investing in Classes A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and

-  net expenses through 12/31/03 and total operating expenses thereafter.


This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


                                            1 YEAR   3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                225      445     727      1,528
--------------------------------------------------------------------------------


* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

     JPMORGAN STRATEGIC INCOME FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAININVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

     WHO MAY WANT TO INVEST
     THE FUND'S DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index, widely recognized benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.



YEAR-BY-YEAR RETURNS (1)

1999    6.39%
2000    1.40%
2001    4.07%



---------------------------------------
BEST QUARTER                    2.89%
---------------------------------------
                   4th quarter, 1999
---------------------------------------
WORST QUARTER                  -0.73%
---------------------------------------
                   3rd quarter, 2001

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001(1)




                                                     PAST 1 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES                  (0.66)        2.01
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                         (3.14)       (1.01)
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 (0.42)        0.10
--------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES                  (1.33)        2.37
--------------------------------------------------------------------------------
CLASS C SHARES-- RETURN BEFORE TAXES                   2.69         3.20
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                 8.42         6.20
--------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                      3.37         1.23
--------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  THE FUND COMMENCED OPERATIONS ON 11/30/98.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES


The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                CLASS A SHARES CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                 4.50%          NONE            NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS    NONE           5.00%           1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, B AND C ASSETS)

                                         CLASS A SHARES    CLASS B SHARES      CLASS C SHARES
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                           0.50             0.50                0.50
DISTRIBUTION (RULE 12b-1) FEES            0.25             0.75                0.75
SHAREHOLDER SERVICE FEES                  0.25             0.25                0.25
OTHER EXPENSES(1)                         1.75             1.75                1.75
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES           2.75             3.25                3.25
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)  (1.50)           (1.50)              (1.50)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                           1.25             1.75                1.75
----------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03 and total operating expenses thereafter.


This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                              1 YEAR         3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)           572            1,009        1,598      3,193
--------------------------------------------------------------------------------
CLASS B SHARES**($)           678            1,037        1,652      3,238***
--------------------------------------------------------------------------------
CLASS C SHARES**($)           278            737          1,452      3,354
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                             1 YEAR          3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)           178             737          1,452      3,238***
--------------------------------------------------------------------------------
CLASS C SHARES ($)           178             737          1,452      3,354
--------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. TREASURY INCOME FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:

- debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

"Assets" means net assets plus the amount of borrowings for investment purposes.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.


   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS AND TYPICAL BOND FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
   - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
   - ARE PURSUING A GOAL OF TOTAL RETURN
   - WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
   - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and Lipper General U.S. Gov't Funds Index, two widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after 8 years.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.


[CHART OF YEAR-BY-YEAR RETURNS(1)]


1992            5.87%
1993           10.32%
1994           -4.46%
1995           17.53%
1996            1.26%
1997            8.34%
1998            8.78%
1999           -2.96%
2000           12.61%
2001            5.98%

-------------------------------------
BEST QUARTER                    5.87%
-------------------------------------
                    2nd quarter, 1995
-------------------------------------
WORST QUARTER                  -2.98%
-------------------------------------
                    1st quarter, 1994
-------------------------------------


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001



                                             PAST 1 YEAR   PAST 5 YEARS PAST 10 YEARS
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES           1.23          5.45         5.65
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                  (0.52)         2.99         3.09
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES           0.73          3.10         3.22
-------------------------------------------------------------------------------------
 CLASS B SHARES*-- RETURN BEFORE TAXES           0.06          5.18         5.62
-------------------------------------------------------------------------------------
 LEHMAN U.S. GOV'T BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)          7.24          7.40         7.14
-------------------------------------------------------------------------------------
 LIPPER GENERAL U.S. GOV'T FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)               6.67          6.45         5.98
-------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED ON NOVEMBER 4, 1993 IS BASED ON THE PERFORMANCE FOR CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

INVESTOR EXPENSES FOR CLASS A AND B SHARES
The investor expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                          CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                      4.50%            NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS             NONE             5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                           CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                           0.30             0.30
 DISTRIBUTION (12b-1) FEES                 0.25             0.75
 SHAREHOLDER SERVICE FEES                  0.25             0.25
 OTHER EXPENSES (1)                        0.55             0.55
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.35             1.85
 FEE WAIVER AND EXPENSE REIMBURSEMENTS(2) (0.60)           (0.21)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                           0.75             1.64
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.


(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03 and total operating expenses thereafter.


This example is for comparison only; the actual returns of Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            523        752         1,053       1,907
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           667        844         1,164       2,006***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             167        544         964         2,006***
--------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

     THE FUNDS' MANAGEMENT AND ADMINISTRATION


Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds; Bond Fund II and Intermediate Bond Fund are series of Mutual Fund Select Group; Strategic Income and U.S. Treasury Income Funds are series of Mutual Fund Group. Each of the J.P. Morgan Institutional Funds, Mutual Fund Select Group and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for Bond, Global Strategic Income and Short Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY10036

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


                                 FISCAL
 FUND                            YEAR END   %
--------------------------------------------------
 BOND FUND                       10/31     0.30
--------------------------------------------------
 BOND FUND II                    10/31     0.30
--------------------------------------------------
 GLOBAL STRATEGIC INCOME FUND    10/31     0.45
--------------------------------------------------
 INTERMEDIATE BOND FUND          10/31     0.30
--------------------------------------------------
 SHORT TERM BOND FUND            10/31     0.25
--------------------------------------------------
 STRATEGIC INCOME FUND           10/31     0.50
--------------------------------------------------
 U.S. TREASURY INCOME FUND       10/31     0.30
--------------------------------------------------


THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.


THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

        HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Funds may issue multiple classes of shares. This prospectus relates to Class A Shares of all the Funds, Class B Shares of the Bond, Bond II, Global Strategic Income, Strategic Income and U.S. Treasury Income Funds and Class C Shares of the Strategic Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales load.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a contingent deferred sales load. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts show sales charges for the Funds.

TOTAL SALES CHARGE (FOR BOND, BOND II, GLOBAL STRATEGIC INCOME, INTERMEDIATE BOND, STRATEGIC INCOME AND U.S. TREASURY INCOME FUNDS)


                               AS % OF THE     AS %
                               OFFERING        OF NET
AMOUNT OF                      PRICE           AMOUNT
INVESTMENT                     PER SHARE       INVESTED
-------------------------------------------------------
LESS THAN $100,000             4.50            6.10
-------------------------------------------------------
$100,000 BUT UNDER $250,000    3.75            3.90
-------------------------------------------------------
$250,000 BUT UNDER $500,000    2.50            2.56
-------------------------------------------------------
$500,000 BUT UNDER $1 MILLION  2.00            2.04
-------------------------------------------------------

TOTAL SALES CHARGE
(FOR SHORT TERM BOND FUND)

                               AS % OF THE     AS %
                               OFFERING        OF NET
AMOUNT OF                      PRICE           AMOUNT
INVESTMENT                     PER SHARE       INVESTED
-------------------------------------------------------
LESS THAN $100,000             1.50            1.52
-------------------------------------------------------
$100,000 BUT UNDER $250,000    1.00            1.00
-------------------------------------------------------
$250,000 BUT UNDER $500,000    0.50            0.50
-------------------------------------------------------
$500,000 BUT UNDER $1 MILLION  0.25            0.25
-------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
------------------------------------
1          5%
------------------------------------
2          4%
------------------------------------
3          3%
------------------------------------
4          3%
------------------------------------
5          2%
------------------------------------
6          1%
------------------------------------
7          NONE
------------------------------------
8          NONE
------------------------------------

We calculate the contingent deferred sales load from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

CLASS C SHARES
The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The contingent deferred sales load on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

Like Class B shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Funds generally value their assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF ACCOUNT               INITIAL INVESTMENT      ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------
REGULAR ACCOUNT               $2,500                  $100
--------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1) $1,000                  $100
--------------------------------------------------------------------------------
IRAS                          $1,000                  $100
--------------------------------------------------------------------------------
SEP-IRAS                      $1,000                  $100
--------------------------------------------------------------------------------
EDUCATION IRAS                $500                    $100
--------------------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if a Fund hasn't collected your payment for the shares. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Bond, Global Strategic Income, Intermediate Bond, Short Term Bond and U.S. Treasury Income Funds declare ordinary income dividends daily and pay them monthly. Bond Fund II and Strategic Income Fund declare and pay ordinary income dividends monthly. The Funds make capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

     SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares or Class C Shares.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

    * Permitted (and if applicable, percentage limitation as a percentage of total assets)
    #  Permitted, but not a primary investment
    +  Permitted, but no current intention of use
    -  Not permitted

                                                                  SHORT           GLOBAL                 U.S.               INTER-
                                                                  TERM           STRATEGIC  STRATEGIC  TREASURY            MEDIATE
             RELATED TYPES OF RISK                                BOND     BOND   INCOME      INCOME    INCOME    BOND II   BOND
----------------------------------------------------------------------------------------------------------------------------------
 credit, interest rate, market, prepayment                        *        *        *          *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, liquidity, political                           *(1)     *(l)     *          *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, interest rate, liquidity, market, political    *(l)     *(l)     #          *         #         *         *
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, interest rate, liquidity, market, political,
 valuation                                                        *(1)     *(l)     #          *         *         -         -
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, interest rate, liquidity, market, political,
 valuation                                                        *(l)     *(l)     *          *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------
 credit, environmental, extension, interest rate, liquidity,
 market, natural event, political, prepayment, valuation          *        *        *          #         #         #         #
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, extension, interest rate, leverage,
 market, political, prepayment                                    *(l),(2) *(1),(2) *(2)       *(2)      #         *(2)      *(2)
----------------------------------------------------------------------------------------------------------------------------------
 currency, extension, interest rate, leverage,
 liquidity, market, political, prepayment                         *(1),(2) *(1),(2) *(2)       #         #         #         #
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, extension, interest rate, liquidity,
 political, prepayment                                            *        *        *          *         -         *         *
----------------------------------------------------------------------------------------------------------------------------------
 credit, interest rate, liquidity, market, valuation              *        *        *          *         #         #         #
----------------------------------------------------------------------------------------------------------------------------------
 credit, interest rate, liquidity, market, natural event,
 prepayment, valuation                                            *        *        *          *         #         #         #
----------------------------------------------------------------------------------------------------------------------------------
 credit                                                           *        *        *          *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------
 credit, leverage                                                 *(1),(2) *(1),(2) *(2)       *(2)      #         *(2)      *(2)
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, interest rate, market, political               *(1)     *(1)     *          *         #         *         *
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, interest rate, leverage, market, political     *(1),(2) *(1),(2) *(2)       *(2)      *(2)      #         #
----------------------------------------------------------------------------------------------------------------------------------
 credit, interest rate, market, natural event, political          #        #        -          *         *         #         #
----------------------------------------------------------------------------------------------------------------------------------
 interest rate                                                    *        *        *          *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------
 credit, currency, interest rate, liquidity, market, political,
 valuation                                                        *(1)     *(1)     *          *         #         *         *
----------------------------------------------------------------------------------------------------------------------------------

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


====================================================================================================================================
POTENTIAL RISKS                                 POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price, yield, and total     - Bonds have generally outperformed        - Under normal circumstances the Funds
  return will fluctuate in response to bond       money market investments over the long     plan to remain fully invested in bonds
  market movements                                term, with less risk than stocks           and other fixed income securities
- The value of most bonds will fall when        - Most bonds will rise in value when       - Bond investments may include U.S. and
  interest rates rise; the longer a bond's        interest rates fall                        foreign corporate and government bonds,
  maturity and the lower its credit quality,    - Mortgage-backed and asset-backed           mortgage-backed and asset-backed
  the more its value typically falls              securities and direct mortgages can        securities, participation interests
- Adverse market conditions may from time         offer attractive returns                   and private placements
  to time cause a Fund to take temporary                                                   - The funds seek to limit risk and
  defensive positions that are inconsistent                                                  enhance total return or yields through
  with its principal investment strategies                                                   careful management, sector allocation,
  and may hinder a Fund from achieving its                                                   individual securities selection, and
  investment objective                                                                       duration management
- Mortgage-backed and asset-backed securities                                              - During severe market downturns, the
  (securities representing an interest                                                       Funds have the option of investing up
  in, or secured by, a pool of mortgages or                                                  to 100% of assets in high quality
  other assets such as receivables) and                                                      short-term instruments
  direct mortgages could generate capital                                                  - Each adviser monitors interest rate
  losses or periods of low yields if they are                                                trends, as well as geographic and
  paid off substantially earlier or later than                                               demographic information related to
  anticipated                                                                                mortgage-backed securities and mortgage
                                                                                             prepayments
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
- The default of an issuer would leave a        - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  Fund with unpaid interest or principal          risk of default                            for balancing credit quality against
- Junk bonds (those rated BB, Ba or lower)      - Junk bonds offer higher yields and         potential yields and gains in light of
  have a higher risk of default, tend to be       higher potential gains                     its investment goals
  less liquid, and may be more difficult                                                   - Each adviser develops its own ratings
  to value                                                                                   of unrated securities and makes a
                                                                                             credit quality determination for
                                                                                             unrated securities
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- A Fund could lose money because of            - Foreign bonds, which represent a major   - Foreign bonds are a primary investment
  foreign government actions, political           portion of the world's fixed income        only for Global Strategic Income Fund
  instability, or lack of adequate and            securities, offer attractive potential     and may be a significant investment for
  accurate information                            performance and opportunities for          Short Term Bond, Bond and Strategic
- Currency exchange rate movements could          diversification                            Income Funds
  reduce gains or create losses                 - Favorable exchange rate movements        - To the extent that a Fund invests in
- Currency and investment risks tend to           could generate gains or reduce losses      foreign bonds, it may manage the
  be higher in emerging markets; these          - Emerging markets can offer higher          currency exposure of its foreign
  markets also present higher liquidity           returns                                    investments relative to its benchmark,
  and valuation risks                                                                        and may hedge a portion of its foreign
                                                                                             currency exposure into the U.S. dollar
                                                                                             from time to time (see also
                                                                                             "Derivatives"); these currency
                                                                                             management techniques may not be
                                                                                             available for certain emerging markets
                                                                                             investments

                                       62

POTENTIAL RISKS                                 POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before issue      - A Fund can take advantage of attractive  - Each Fund segregates liquid assets to
  or for delayed delivery, it could be            transaction opportunities                  offset leverage risks
  exposed to leverage risk if it does not
  segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark       - A Fund could outperform its benchmark    - Each adviser focuses its active
  due to its sector, securities or duration       due to these same choices                  management on those areas where it
  choices                                                                                    believes its commitment to research can
                                                                                             most enhance returns and manage risks
                                                                                             in a consistent way
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options, swaps   - Hedges that correlate well with          - The Funds use derivatives, such as
  and forward foreign currency contracts(1)       underlying positions can reduce or         futures, options, swaps and forward
  that are used for hedging the portfolio or      eliminate losses at low cost               foreign currency contracts for hedging
  specific securities may not fully offset the  - A Fund could make money and protect        and for risk management (i.e., to
  underlying positions and this could result      against losses if management's             adjust duration or yield curve
  in losses to the Fund that would not have       analysis proves correct                    exposure, or to establish or adjust
  otherwise occurred                            - Derivatives that involve leverage could    exposure to particular securities,
- Derivatives used for risk management may        generate substantial gains at low cost     markets, or currencies); risk
  not have the intended effects and may                                                      management may include management of a
  result in losses or missed opportunities                                                   Fund's exposure relative to its
- The counterparty to a derivatives contract                                                 benchmark
  could default                                                                            - The Funds only establish hedges that
- Certain types of derivatives involve costs                                                 they expect will be highly correlated
  to the Funds which can reduce returns                                                      with underlying positions
- Derivatives that involve leverage could                                                  - While the Funds may (other than the
  magnify losses                                                                             Strategic Income Fund) use derivatives
- Derivatives that involve leverage could                                                    that incidentally involve leverage,
  magnify losses                                                                             they do not use them for the specific
- Derivatives used for non-hedging purposes                                                  purpose of leveraging their portfolios
  could cause losses that exceed the original
  investment
- Derivatives may, for tax purposes, affect
  the character of gain and loss realized by
  a Fund, accelerate recognition of income to
  a Fund, affect the holding period of a
  Fund's assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                       63

POTENTIAL RISKS                                 POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING
- When a Fund lends a security, there is a      - A Fund may enhance income through the    - Each adviser maintains a list of
  risk that the loaned securities may not be      investment of the collateral received      approved borrowers
  returned if the borrower or the lending         from the borrower                        - The Funds receive collateral equal to
  agent defaults                                                                             at least 100% of the current value of
- The collateral will be subject to the risks                                                securities loaned plus accrued interest
  of the securities in which it is invested                                                - The lending agents indemnify a Fund
                                                                                             against borrower default
                                                                                           - Each adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses
                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loanded within the
                                                                                             normal settlement period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS                               - These holdings may offer more            - No Fund may invest more than 15% of net
- A Fund could have difficulty valuing these      attractive yields or potential growth      assets in illiquid holdings
  holdings precisely                              than comparable widely traded            - To maintain adequate liquidity to meet
- A Fund could be unable to sell these            securities                                 redemptions, each Fund may hold high
  holdings at the time or price desired                                                      quality short-term instruments
                                                                                             (including repurchase agreements and
                                                                                             reverse repurchase agreements) and, for
                                                                                             temporary or extraordinary purposes,
                                                                                             may borrow from banks up to 33 1/3% of
                                                                                             the value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would raise a Fund's        - A Fund could realize gains in a short    - The Funds may use short-term trading to
  transaction costs                               period of time                             take advantage of attractive or
- Increased short-term capital gains            - A Fund could protect against losses        unexpected opportunities or to meet
  distributions would raise shareholders'         if a bond is overvalued and its value      demands generated by shareholder
  income tax liability                            later falls                                activity
                                                                                           - The Fund's Portfolio Turnover Rates for
                                                                                             the most recent fiscal year is listed
                                                                                             below:

                                                                                               Bond Fund: 423%
                                                                                               Bond Fund II: 319%
                                                                                               Global Strategic Income Fund: 107%
                                                                                               Intermediate Bond Fund:238%
                                                                                               Short Term Bond Fund: 160%
                                                                                               Strategic Income Fund: 174%
                                                                                               U.S. Treasury Income Fund: 134%

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND


                                                                                                      CLASS A             CLASS B
                                                                                             ----------------    ----------------
                                                                                                      9/10/01            9/10/01~
                                                                                                      THROUGH             THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                     10/31/01            10/31/01
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                         $           9.89    $           9.89
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                               0.06                0.06
     Net Gain or Loss in Securities (both realized and unrealized)                                       0.20                0.19
                                                                                             ----------------    ----------------
     Total from Investment Operations                                                                    0.26                0.25
   Less Distributions:
     Dividends from Net Investment Income                                                               (0.07)              (0.06)
     Distributions from Capital Gains                                                                      --                  --
                                                                                             ----------------    ----------------
     Total Distributions                                                                                (0.07)              (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                               $          10.08    $          10.08
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                         2.63%               2.53%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                                         $            --+    $            --+
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                        0.75%               1.48%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                               3.93%               4.07%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                      10.75%              11.25%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers, Reimbursements and Earnings Credits                 (6.07%)             (5.70%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                                   423%                423%
---------------------------------------------------------------------------------------------------------------------------------



 (1) Total return figures do not include the effect of any front-end or deferred sales load.
   ~ Commencement of offering of class of shares.
   + Amounts round to less than a million.
   # Short periods have been annualized.

JPMORGAN BOND FUND II@



                                                                                                      CLASS A             CLASS B
                                                                                             ----------------    ----------------
                                                                                                      3/2/01^             3/2/01^
                                                                                                      THROUGH             THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                     10/31/01            10/31/01
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                         $          39.55    $          39.55
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                               1.32                1.12
     Net Gain or Loss in Securities (both realized and unrealized)                                       1.46                1.41
                                                                                             ----------------    ----------------
     Total from Investment Operations                                                                    2.78                2.53
   Less Distributions:
     Dividends from Net Investment Income                                                               (1.32)              (1.12)
     Distributions from Capital Gains                                                                      --                  --
                                                                                             ----------------    ----------------
     Total Distributions                                                                                (1.32)              (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                               $          41.01    $          40.96
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                         7.23%               6.58%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                                         $             63    $              8
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                        0.75%               1.50%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                               4.90%               4.22%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                       1.25%               1.75%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                          4.40%               3.97%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                                   319%                319%
---------------------------------------------------------------------------------------------------------------------------------



  @  Formerly Chase Vista Select Bond Fund.
  ^  Commencement of offering of class of shares.
 (1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized. See notes to financial statements.

JPMORGAN GLOBAL STRATEGIC INCOME FUND



                                                                  CLASS A         CLASS B
                                                               -----------    ---------------
                                                                   9/10/01        9/10/01~
                                                                   THROUGH         THROUGH
PER SHARE OPERATING PERFORMANCE:                                  10/31/01        10/31/01
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $      9.13     $      9.13
------------------------------------------------------------------------------------------
   Income from Investment Operations:                                 0.09            0.08
     Net Investment Income                                           (0.22)          (0.22)
     Net Gain or Loss in Securities (both realized and
        unrealized)
     Total from Investment Operations                                (0.13)          (0.14)
   Less Distributions:
     Dividends from Net Investment Income                            (0.09)          (0.08)
     Distributions from Capital Gains                                   --              --
                                                               -----------     -----------
     Total Distributions                                             (0.09)          (0.08)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $      8.91     $      8.91
------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                     (2.30%)         (2.41%)
==========================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                           $       --+     $       --+
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------
     Net Expenses                                                     1.25%           1.75%
------------------------------------------------------------------------------------------
     Net Investment Income                                            6.99%           6.50%
------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits   11.01%          11.51%
------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
        and Earnings Credits                                         (2.77%)         (3.26%)
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                107%            107%
------------------------------------------------------------------------------------------



 (1) Total return figures do not include the effect of any front-end or deferred sales load.
  +  Amounts round to less than a million.
  #  Short periods have been annualized.
  ~  Commencement of offering of class of shares.

JPMORGAN INTERMEDIATE BOND FUND@



                                                                                                      CLASS A
                                                                                                 ----------------
                                                                                                          2/16/01^
                                                                                                          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                         10/31/01
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $          10.03
-----------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                                   0.35
     Net gains or losses in securities
     (both realized and unrealized)                                                                          0.45

     Total from investment operations                                                                        0.80
   Less distributions:
     Dividends from net investment income                                                                   (0.35)
     Distributions from capital gains                                                                          --
                                                                                                 ----------------
     Total distributions                                                                                    (0.35)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $          10.48
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                             8.19%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                          $              4
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                            0.90%
-----------------------------------------------------------------------------------------------------------------
     Net investment income                                                                                   4.95%
-----------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                           1.43%
-----------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits                              4.42%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                       238%
-----------------------------------------------------------------------------------------------------------------



 @  Formerly Chase Vista Select Intermediate Bond Fund.
 ^  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.

JPMORGAN SHORT-TERM BOND FUND



                                                                                                                          CLASS A
                                                                                                                 ----------------
                                                                                                                          9/10/01~
                                                                                                                          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                                         10/31/01
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                             $           9.87
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                                                   0.05
     Net gain or Loss in securities
     (both realized and unrealized)                                                                                          0.15
                                                                                                                 ----------------
     Total from investment operations                                                                                        0.20
   Less distributions:
     Dividends from net investment income                                                                                   (0.06)
     Distributions from capital gains                                                                                          --
                                                                                                                 ----------------
     Total distributions                                                                                                    (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                   $          10.01
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                                             2.01%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
=================================================================================================================================
Net assets, end of period (in millions)                                                                          $              2
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                                            0.75%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                                                   3.62%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                                          10.76%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits                                             (6.39%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                                       160%
---------------------------------------------------------------------------------------------------------------------------------



 (1) Total return figures do not include the effect of any front-end or deferred sales load.
   # Short periods have been annualized.

JPMORGAN STRATEGIC INCOME FUND^



                                                  CLASS A                        CLASS B                      CLASS C
                                        ----------------------------- ---------------------------- ------------------------------
                                            YEAR      YEAR  11/30/98*     YEAR      YEAR  11/30/98*    YEAR      YEAR   11/30/98*
                                           ENDED     ENDED   THROUGH     ENDED     ENDED   THROUGH    ENDED     ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:        10/31/01  10/31/00  10/31/99  10/31/01  10/31/00  10/31/99 10/31/01  10/31/00   10/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $   9.05   $  9.59   $ 10.00  $   9.05  $   9.59   $ 10.00 $   9.05   $  9.59   $  10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                  0.62      0.78      0.72      0.57      0.74      0.71     0.57      0.74       0.71
     Net gains or losses in securities
     (both realized and unrealized)        (0.20)    (0.53)    (0.41)    (0.20)    (0.53)    (0.41)   (0.20)    (0.53)     (0.41)
                                        --------   -------   -------  --------  --------   -------  -------    ------    -------
     Total from investment operations       0.42      0.25      0.31      0.37      0.21       0.3     0.37      0.21        0.3
   Distributions to shareholders from:
     Dividends from net investment
        income                              (0.6)    (0.78)    (0.72)    (0.55)    (0.74)    (0.71)   (0.55)    (0.74)     (0.71)
     Distributions from capital gains         --        --        --        --        --        --       --        --         --
     Tax return of capital                 (0.02)    (0.01)       --     (0.02)    (0.01)    (0.02)   (0.02)    (0.01)        --
                                        --------   -------   -------  --------  --------   -------  -------    ------    -------
     Total dividends and distributions     (0.62)    (0.79)    (0.72)    (0.57)    (0.75)    (0.71)   (0.57)    (0.75)     (0.71)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $   8.85   $  9.05   $  9.59  $   8.85  $   9.05   $  9.59 $   8.85   $  9.05   $   9.59
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                            4.73%     2.59%     3.23%     4.20%     2.17%     3.13%    4.21%     2.15%      3.12%
=================================================================================================================================
Net assets, end of period (in
   millions)                            $      2   $     2   $     3  $      8  $      8   $     5 $      3   $     2   $      4
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                           1.25%     1.11%     0.15%     1.75%     1.53%     0.17%    1.75%     1.49%      0.17%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                  6.81%     7.84%     8.38%     6.35%     7.42%     8.40%    6.33%     7.46%      8.40%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers,
        reimbursements and earnings
        credits                             2.75%     2.43%     3.59%     3.25%     3.06%     3.98%    3.25%     2.89%      3.98%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without
        waivers, reimbursements and
        earnings credits                    5.31%     6.52%     4.94%     4.85%     5.89%     4.59%    4.83%     6.06%      4.59%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      174%      113%      136%      174%      113%      136%     174%      113%       136%
----------------------------------------------------------------------------------------------------------------------------------



 *  Commencement of operations.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^  Formerly Chase Vista Strategic Income Fund.

JPMORGAN U.S. TREASURY INCOME FUND ^



                                                                                             CLASS A
                                                              ---------------------------------------------------------------------
                                                                                           YEAR ENDED
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                  10/31/01      10/31/00      10/31/99      10/31/98      10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     10.77   $     10.67   $     11.66   $     11.26   $     11.13
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                            0.39          0.68          0.71          0.75          0.66
     Net gains or (losses) in securities
     (both realized and unrealized)                                   1.15           0.1         (0.99)          0.4          0.13
                                                               -----------   -----------   -----------   -----------   ------------
     Total from investment operations                                 1.54          0.78         (0.28)         1.15          0.79
   Distributions to shareholders from:
     Dividends from net investment income                            (0.54)        (0.68)        (0.71)        (0.75)        (0.66)
     Distributions from capital gains                                   --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   ------------
     Total dividends and distributions                               (0.54)        (0.68)        (0.71)        (0.75)        (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     11.77   $     10.77   $     10.67   $     11.66   $     11.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                     14.72%         7.63%        (2.41)%       10.59%         7.35%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $        46   $        41   $        69   $        63   $        85
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                     0.75%         0.75%         0.75%         0.79%         0.90%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                            3.46%         6.45%         6.40%         6.53%         5.97%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
        credits                                                       1.35%         1.30%         1.32%         1.30%         1.21%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
        and earnings credits                                          2.86%         5.90%         5.83%         6.02%         5.66%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                134%           29%           59%           75%          179%
-----------------------------------------------------------------------------------------------------------------------------------



 (1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^  Formerly Chase Vista U.S. Treasury Income Fund.

JPMORGAN U.S. TREASURY INCOME FUND^



                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                           YEAR ENDED
                                                               ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                  10/31/01      10/31/00      10/31/99      10/31/98     10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     10.75   $     10.67   $     11.66   $     11.25   $    11.11
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                            0.29          0.59          0.61          0.65         0.58
     Net gains or (losses) in securities
     (both realized and unrealized)                                   1.15          0.08         (0.99)         0.41         0.13
                                                               -----------   -----------   -----------   -----------   ----------
     Total from investment operations                                 1.44          0.67         (0.38)         1.06         0.71
   Distributions to shareholders from:
     Dividends from net investment income                            (0.44)        (0.59)        (0.61)        (0.65)       (0.57)
     Distributions from capital gains                                   --            --            --            --           --
                                                               -----------   -----------   -----------   -----------   ----------
     Total dividends and distributions                               (0.44)        (0.59)        (0.61)        (0.65)       (0.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     11.75   $     10.75   $     10.67   $     11.66   $    11.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                     13.74%         6.49%        (3.27%)        9.68%        6.56%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $        20   $        16   $        16   $        14   $       11
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                     1.64%         1.64%         1.64%         1.64%        1.64%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                            2.59%         5.56%         5.51%         5.69%        5.24%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
        credits                                                       1.85%         1.80%         1.82%         1.79%        1.71%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
        and earnings credits                                          2.38%         5.40%         5.33%         5.54%        5.17%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                134%           29%           59%           75%         179%
---------------------------------------------------------------------------------------------------------------------------------



 (1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^  Formerly Chase Vista U.S. Treasury Income Fund.
  #  Short periods have been annualized.

                      This page intentionally left blank.

    HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


The Fund's Investment Company Act File Nos. are 811-7342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund -- 811-7843 for Bond Fund II and Intermediate Bond Fund and 811-5151 for Strategic Income Fund and U.S. Treasury Income Fund.

      (c)2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-FIABC-302

                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INCOME FUNDS

INSTITUTIONAL CLASS SHARES

BOND FUND


GLOBAL STRATEGIC INCOME FUND


SHORT TERM BOND FUND

                                               THE SECURITIES AND EXCHANGE

                                               COMMISSION HAS NOT APPROVED OR

                                               DISAPPROVED OF THESE SECURITIES

                                               OR DETERMINED IF THIS PROSPECTUS

                                               IS TRUTHFUL OR COMPLETE. ANY

                                               REPRESENTATION TO THE CONTRARY IS

                                               A CRIMINAL OFFENSE

[JPMORGAN FLEMING LOGO]

Asset Management

CONTENTS
Bond Fund                                           1
Global Strategic Income Fund                        7
Short Term Bond Fund                               12
The Funds' Management and Administration           18
How Your Account Works                             19
   Buying Fund Shares                              19
   Selling Fund Shares                             19
   Other Information Concerning the Funds          20
   Distributions and Taxes                         21
Investments                                        22
Risk and Reward Elements                           24
Financial Highlights of the Funds                  27
How To Reach Us                            Back cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 22-26.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.


THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard
& Poor's Corporation (S&P) or Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year for the past ten years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*,(1)]



BEST QUARTER                6.30%
                2nd quarter, 1995
WORST QUARTER              -2.38%
                1st quarter, 1994



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF THE INSTITUTIONAL CLASS SHARES) FROM 7/13/93 TO 9/10/01. RETURNS FOR THE PERIOD 1/1/92 THROUGH 7/13/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR. DURING THIS PERIOD, THE ACTUAL RETURNS OF INSTITUTIONAL CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE INSTITUTIONAL CLASS SHARES HAVE HIGHER EXPENSES THAN THE FUND'S PREDECESSOR.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*



                                        PAST 1 YEAR   PAST 5 YRS    PAST 10 YRS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN BEFORE TAXES                    7.30          6.83          6.85
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS           4.81          4.10          4.21
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                4.54          4.11          4.20
--------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD
 INVESTMENT GRADE BOND INDEX
 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                     8.52          7.44          7.28
--------------------------------------------------------------------------------
 LIPPER INTERMEDIATE INVESTMENT GRADE
 DEBT FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                   8.22          6.82          6.76
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES(%)(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                                  0.30
 DISTRIBUTION (RULE 12b-1) FEES                                   NONE
 SHAREHOLDER SERVICE FEES                                         0.10
 OTHER EXPENSES(1)                                                0.19
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                         0.59
 FEE WAIVER AND EXPENSE REIMBURSEMENT2                           (0.10)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                  0.49
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR ENDED 10/31/01 TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.49% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/04 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)

 (WITH OR WITHOUT REDEMPTION)   50         159         300         710
--------------------------------------------------------------------------------

JPMorgan GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 22-26.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.


At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) Fitch Investor's Services, Inc. (Fitch) or the equivalent by another national rating organization, or in securities which are unrated but are deemed by the adviser to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.


The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 15% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 23% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.


The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM),the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
-  WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO.
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-  HAVE A SHORT-TERM INVESTMENT HORIZON
-  ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
-  REQUIRE STABILITY OF PRINCIPAL
-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to September 10, 2001, the Fund had only one class of shares, and operated in a master-feeder structure. As of September 10, 2001, the Fund's existing share class was re-named "Institutional." The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index and the Lipper Multi Sector Income Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.



[CHART OF YEAR-BY-YEAR RETURNS(1),(2)]



----------------------------------
BEST QUARTER                 3.27%
----------------------------------
                 4th quarter, 2001
----------------------------------
WORST QUARTER               -1.45%
----------------------------------
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001(1),(2)



                                                      PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES    4.00          5.31
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                     1.02          2.24
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES             2.41          2.70
--------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)               8.42          7.96
--------------------------------------------------------------------------------
 LIPPER MULTI SECTOR INCOME INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                 3.37          2.92
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE OF THE BENCHMARKS IS AS OF 3/31/97.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



 MANAGEMENT FEES                                                   0.45
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(1)                                                 0.33
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                          0.88
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.23)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                   0.65



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.65% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/04 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   66         212         421         1,021
--------------------------------------------------------------------------------

JPMorgan SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 22-26.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.


The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch, Inc., or the equivalent by another national rating organization including at least 75% A or better. It also may invest in unrated securities deemed by the adviser to be of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index and the Lipper Short-Term Investment Grade Debt Fund Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.



[CHART OF YEAR-BY-YEAR RETURNS*,(1)]



-------------------------------------------
  BEST QUARTER                    3.40%
-------------------------------------------
                      3rd quarter, 2001
-------------------------------------------
 WORST QUARTER                   -0.47%
-------------------------------------------
                      1st quarter, 1994



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF THE INSTITUTIONAL CLASS SHARES) FROM 9/30/93 TO 9/10/01. RETURNS FOR THE PERIOD 7/8/93 THROUGH 9/30/93 REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR. DURING THIS PERIOD, THE ACTUAL RETURNS OF INSTITUTIONAL CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE INSTITUTIONAL CLASS SHARES HAVE HIGHER EXPENSES THAN THE ABOVE PREDECESSOR.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2001*,(1)



                                         PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
 INSTITUTIONAL CLASS SHARES -- RETURN
 BEFORE TAXES                            7.60         6.29          5.74
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS            5.39         3.82          3.39
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF FUND SHARES                          4.66         3.79          3.40
--------------------------------------------------------------------------------
 MERRILL LYNCH 1-3 YEAR TREASURY
 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                      8.30         6.59          6.06
--------------------------------------------------------------------------------
 LIPPER SHORT-TERM INVESTMENT GRADE
 DEBT FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                    7.33         6.02          5.86
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1)  THE PERFORMANCE OF THE BENCHMARKS IS AS OF 7/31/93.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



 MANAGEMENT FEES                                                    0.25
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           0.10
 OTHER EXPENSES(1)                                                  0.21
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                           0.56
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.26)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                    0.30


1 "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.


2 REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.30% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04 and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   31         101         236         627
--------------------------------------------------------------------------------

                    THE FUNDS' MANAGEMENT AND ADMINISTRATION


Bond, Global Strategic Income and Short Term Bond Funds are series of J.P.Morgan Institutional Funds, a Massachusetts business trust. The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.


FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


                               FISCAL
 FUND                          YEAR END    %
-----------------------------------------------
 BOND FUND                     10/31      0.30
-----------------------------------------------
 GLOBAL STRATEGIC INCOME FUND  10/31      0.45
-----------------------------------------------
 SHORT TERM BOND FUND          10/31      0.25
-----------------------------------------------


THE PORTFOLIO MANAGERS
The Fixed Income Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.


The advisers and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment maybe less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

PLEASE WRITE TO:
JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may recieve a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond, Enhanced Income, Global Strategic Income and Short Term Bond Funds declare ordinary income dividends daily and pay them monthly. Each Fund makes capital gains distributions, if any, once a year. The Funds may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar-or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

     * Permitted (and if applicable, percentage limitation as a percentage of total assets)
     #  Permitted, but not a primary investment
     +  Permitted, but no current intention of use
     -  Not permitted


                                                                                                GLOBAL STRATEGIC
              RELATED TYPES OF RISK                               SHORT TERM BOND        BOND         INCOME
----------------------------------------------------------------------------------------------------------------
 credit, interest rate, market, prepayment                             *                *               *

 credit, currency, liquidity, political                                *(1)             *(1)            *

 credit, currency, interest rate, liquidity, market, political         *(1)             *(1)            #

 credit, currency, interest rate, liquidity, market, political,
 valuation                                                             *(1)             *(1)            #

 credit, currency, interest rate, liquidity, market, political,
 valuation                                                             *(1)             *(1)            *

 credit, environmental, extension, interest rate, liquidity,
 market, natural event, political, prepayment, valuation               *                *               *

 credit, currency, extension, interest rate, leverage, market,
 political, prepayment                                                 *(1),(2)         *(1),(2)        *

 currency, extension, interest rate, leverage, liquidity, market,
political, prepayment                                                  *(1),(2)         *(1),(2)        *

 credit, currency, extension, interest rate, liquidity,
 political, prepayment                                                 *(1)             *(1)            *

 credit, interest rate, liquidity, market, valuation                   *                *               *

 credit, interest rate, liquidity, market, natural event,
 prepayment, valuation                                                 *                *               *

 credit                                                                *                *               *

 credit, leverage                                                      *(1),(2)         *(1),(2)        *(2)

 credit, currency, interest rate, market, political                    *(1)             *(1)            *

 credit, currency, interest rate, leverage, market, political          *(1),(2)         *(1),(2)        *

 credit, interest rate, market, natural event, political               #                #               -

 interest rate                                                         *                *               *

 credit, currency, interest rate, liquidity, market, political,
 valuation                                                             *(1)             *(1)            *


MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

     (1) For each of the Bond, Enhanced Income and Short Term Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

     (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield, and    - Bonds have generally outperformed money  - Under normal circumstances the Funds plan
  total return will fluctuate in           market investments over the long term,     to remain fully invested in bonds and other
  response to bond market movements        with less risk than stocks                 fixed income securities
- The value of most bonds will fall      - Most bonds will rise in value when       - Bond investments may include U.S. and
  when interest rates rise; the longer     interest rates fall                        foreign corporate and government bonds,
  a bond's maturity and the lower its    - Mortgage-backed and asset-backed           mortgage-backed and asset-backed securities,
  credit quality, the more its value       securities and direct mortgages can        convertible securities, participation
  typically falls                          offer attractive returns                   interests and private placements
- Adverse market conditions may from                                                - The Funds seek to limit risk and enhance
  time to time cause a Fund to take                                                   total return or yields through careful
  temporary defensive positions that                                                  management, sector allocation, individual
  are inconsistent with its principal                                                 securities selection, and duration
  investment strategies and may hinder                                                management
  a Fund from achieving its investment                                              - During severe market downturns, the Funds
  objective                                                                           have the option of investing up to 100% of
- Mortgage-backed and asset-backed                                                    assets in high quality short-term
  securities (securities representing                                                 instruments
  an interest in, or secured by, a pool                                             - Each adviser monitors interest rate trends,
  of mortgages or other assets such as                                                as well as geographic and demographic
  receivables) and direct mortgages                                                   information related to mortgage-backed
  could generate capital losses or                                                    securities and mortgage prepayments
  periods of low yields if they are
  paid off substantially earlier or
  later than anticipated

CREDIT QUALITY
- The default of an issuer would leave   - Investment-grade bonds have a lower      - Each Fund maintains its own policies for
  a Fund with unpaid interest or           risk of default                            balancing credit quality against potential
  principal                              - Junk bonds offer higher yields and         yields and gains in light of its investment
- Junk bonds (those rated BB, Ba or        higher potential gains                     goals
  lower) have a higher risk of default,                                             - Each adviser develops its own ratings of
  tend to be less liquid, and may be                                                  unrated securities and makes a credit
  more difficult to value                                                             quality determination for unrated securities

FOREIGN INVESTMENTS
- A Fund could lose money because of     - Foreign bonds, which represent a major   - Foreign bonds are a primary investment only
  foreign government actions, political    portion of the world's fixed income        for Global Strategic Income Fund and may be
  instability, or lack of adequate and     securities, offer attractive potential     a significant investment for Short Term
  accurate information                     performance and opportunities for          Bond, Enhanced Income and Bond Funds
- Currency exchange rate movements         diversification                          - To the extent that a Fund invests in foreign
  could reduce gains or create losses    - Favorable exchange rate movements could    bonds, it may manage the currency exposure
- Currency and investment risks tend to    generate gains or reduce losses            of its foreign investments relative to its
  be higher in emerging markets; these   - Emerging markets can offer higher          benchmark, and may hedge a portion of its
  markets also present higher liquidity    returns                                    foreign currency exposure into the U.S.
  and valuation risks                                                                 dollar from time to time (see also
                                                                                      "Derivatives"); these currency management
                                                                                      techniques may not be available for certain
                                                                                      emerging markets investments

    POTENTIAL RISKS                        POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before   - A Fund can take advantage of             - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it      attractive transaction opportunities       leverage risks
  could be exposed to leverage risk
  if it does not segregate liquid
  assets

MANAGEMENT CHOICES
- A Fund could underperform its        - A Fund could outperform its benchmark    - Each adviser focuses its active management
  benchmark due to its sector,           due to these same choices                  on those areas where it believes its
  securities or duration choices                                                    commitment to research can most enhance
                                                                                    returns and manage risks in a consistent way
DERIVATIVES
- Derivatives such as futures,         - Hedges that correlate well with          - The Funds use derivatives, such as futures,
  options, swaps and forward foreign     underlying positions can reduce or         options, swaps and forward foreign currency
  currency contracts(1) that are used    eliminate losses at low cost               contracts for hedging and for risk
  for hedging the portfolio or         - A Fund could make money and protect        management (i.e., to adjust duration or
  specific securities may not fully      against losses if management's analysis    yield curve exposure, or to establish or
  offset the underlying positions and    proves correct                             adjust exposure to particular securities,
  this could result in losses to the   - Derivatives that involve leverage could    markets, or currencies); risk management may
  Fund that would not have otherwise     generate substantial gains at low cost     include management of a Fund's exposure
  occurred                                                                          relative to its benchmark
- Derivatives used for risk management                                            - The Funds only establish hedges that they
  may not have the intended effects                                                 expect will be highly correlated with
  and may result in losses or missed                                                underlying positions
  opportunities                                                                   - While the Funds may use derivatives that
- The counterparty to a derivatives                                                 incidentally involve leverage, they do not
  contract could default                                                            use them for the specific purpose of
- Certain types of derivatives                                                      leveraging their portfolios
  involve costs to the Funds which
  can reduce returns
- Derivatives that involve leverage
  could magnify losses
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a
  Fund's assets and defer recognition
  of certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

  POTENTIAL RISKS                          POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
  SECURITIES LENDING
  - When a Fund lends a security, there    - A Fund may enhance income through the    - Each adviser maintains a list of approved
    is a risk that the loaned securities     investment of the collateral received      borrowers
    may not be returned if the borrower      from the borrower                        - The Funds receive collateral equal to at
    or the lending agent defaults                                                       least 100% of the current value of
  - The collateral will be subject to the                                               securities loaned plus accrued interest
    risks of the securities in which it                                               - The lending agents indemnify a Fund against
    is invested                                                                         borrower default
                                                                                      - Each adviser's collateral investment
                                                                                        guidelines limit the quality and duration of
                                                                                        collateral investment to minimize losses
                                                                                      - Upon recall, the borrower must return the
                                                                                        securities loaned within the normal
                                                                                        settlement period

  ILLIQUID HOLDINGS
  - A Fund could have difficulty valuing   - These holdings may offer more            - No Fund may invest more than 15% of net
    these holdings precisely                 attractive yields or potential growth      assets in illiquid holdings
  - A Fund could be unable to sell these     than comparable widely traded            - To maintain adequate liquidity to meet
    holdings at the time or price desired    securities                                 redemptions, each Fund may hold high quality
                                                                                        short-term instruments (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and, for temporary or
                                                                                        extraordinary purposes, may borrow from
                                                                                        banks up to 33 1/3% of the value of its
                                                                                        total assets

  SHORT-TERM TRADING
  - Increased trading would raise a        - A Fund could realize gains in a short    - The Funds may use short-term trading to take
    Fund's transaction costs                 period of time                             advantage of attractive or unexpected
  - Increased short-term capital gains     - A Fund could protect against losses if     opportunities or to meet demands generated
    distributions would raise                a bond is overvalued and its value         by shareholder activity
    shareholders' income tax liability       later falls                              - The Funds' Portfolio Turnover Rate for
                                                                                        fiscal year ended 10/31/01 is listed below:

                                                                                         Bond Fund: 423%
                                                                                         Global Strategic Income Fund: 107%
                                                                                         Short Term Bond Fund:160%

        FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND^



                                                                                               YEAR ENDED
                                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                         10/31/01    10/31/00   10/31/99    10/31/98    10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 9.43      $ 9.41    $ 10.10      $10.01      $ 9.84
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                   0.58@       0.60       0.57        0.64        0.65
     Net Gain or Loss in Securities (both realized and unrealized)           0.65        0.02      (0.57)       0.15        0.18
                                                                           ------      ------    -------      ------      ------
     Total from Investment Operations                                        1.23        0.62         --        0.79        0.83
  Less Distributions:
     Dividends from Net Investment Income                                   (0.58)      (0.60)     (0.57)      (0.63)      (0.64)
     Distributions from Capital Gains                                          --       (0.00)(2)  (0.12)      (0.07)      (0.02)
                                                                           ------      ------    -------      ------      ------
     Total Distributions                                                    (0.58)      (0.60)     (0.69)      (0.70)      (0.66)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $10.08      $ 9.43    $  9.41      $10.10      $10.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                13.46%       6.83%      0.03%       8.18%       8.78%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                  $1,016      $  907    $ 1,041      $1,001      $  912
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.49%       0.49%      0.50%       0.49%       0.50%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   5.98%       6.37%      5.92%       6.32%       6.59%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits           0.51%       0.49%      0.51%       0.50%       0.50%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                                       5.96%       6.37%      5.91%       6.31%       6.59%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate*                                                      423%        531%       465%        115%         93%
--------------------------------------------------------------------------------------------------------------------------------



   ^ Formerly J.P. Morgan Institutional Bond Fund.
   * Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
  (2)Amount is less than $0.005
   @ Calculated based upon average shares outstanding.

JPMORGAN GLOBAL STRATEGIC INCOME FUND^



                                                                                                                         3/14/97*
                                                                                          YEAR ENDED                      Through
                                                                           ------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                          10/31/01    10/31/00   10/31/99    10/31/98    10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 9.29      $ 9.35    $  9.72      $10.16      $10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                   0.69@       0.88       0.62        0.75        0.46
     Net Gains or Losses In Securities (both realized and unrealized)       (0.16)      (0.25)     (0.37)      (0.45)       0.15
     Total from Investment Operations                                        0.53        0.63       0.25        0.30        0.61
  Distributions to Shareholders from:
     Dividends from Net Investment Income                                   (0.87)      (0.69)     (0.62)      (0.70)      (0.45)
     Distributions from Capital Gains                                                                 --       (0.02)
     Tax Return of Capital                                                     --          --         --       (0.02)         --
                                                                           ------      ------    -------      ------      ------
     Total Dividends and Distributions                                      (0.87)      (0.69)     (0.62)      (0.74)      (0.45)
Net Asset Value, End of Period                                             $ 8.95      $ 9.29    $  9.35      $ 9.72      $10.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 5.86%       6.93%      2.62%       2.91%       6.15%
=================================================================================================================================
Net Assets, End Of Period (in Millions)                                    $  143      $  163    $   183      $  224      $  105
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.65%       0.65%      0.65%       0.65%       0.65%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   7.50%       7.36%      6.70%       6.59%       7.12%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits           0.80%       0.80%      0.78%       0.83%       1.18%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers,
      Reimbursements and Earnings Credits                                    7.35%       7.21%      5.29%       6.41%       6.59%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate+                                                      107%        266%       318%        368%        212%
---------------------------------------------------------------------------------------------------------------------------------



* Commencement of operations.
# Short periods have been annualized.
^ Formerly J.P. Morgan Institutional Global Strategic Income Fund.
+ Percentages prior to 9/10/01 reflect the portfolio turnover of the Global
  Strategic Income Portfolio, in which the Fund invested all of its investable assets.
@ Calculated based upon average shares outstanding.

JPMORGAN SHORT TERM BOND FUND^



                                                                                               YEAR ENDED
                                                                          -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                          10/31/01    10/31/00   10/31/99    10/31/98    10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 9.58      $ 9.67    $  9.96      $ 9.84      $ 9.85
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income                                                     0.54@       0.60       0.58        0.59        0.61
   Net Gains or Losses in Securities (both realized and unrealized)          0.46       (0.08)     (0.29)       0.12       (0.01)
                                                                           ------      ------    -------      ------      ------
     Total from Investment Operations                                        1.00        0.52       0.29        0.71        0.60
Less Distributions:
   Dividends from Net Investment Income                                     (0.55)      (0.61)     (0.54)      (0.59)      (0.61)
   Distributions from Capital Gains                                            --          --      (0.04)         --          --
                                                                           ------      ------    -------      ------      ------
     Total Dividends and Distributions                                      (0.55)      (0.61)     (0.58)      (0.59)      (0.61)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $10.03      $ 9.58    $  9.67      $ 9.96      $ 9.84
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                10.70%       5.49%      3.03%       7.40%       6.24%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (in millions)                               $  697      $  415    $   354      $  233      $   27
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.30%       0.30%      0.29%       0.25%       0.25%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   5.52%       6.30%      5.51%       5.84%       6.19%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits           0.48%       0.47%      0.51%       0.62%       0.96%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                  5.34%       6.13%      5.29%       5.47%       5.48%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate*                                                      160%        271%       398%        381%        219%
---------------------------------------------------------------------------------------------------------------------------------



^ Formerly J.P. Morgan Institutional Short Term Bond Fund.
* Percentages prior to 9/10/01 reflect the portfolio turnover of the Short Term Bond Portfolio, in which the Fund invested all of its investable assets.
@ Calculated based upon average shares outstanding.

                      This page intentionally left blank.

        HOW TO REACH US

MORE INFORMATION
For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713


If you buy shares through an institution Please contact that institution directly for More information. You can also find information online at WWW.Jpmorganfunds.Com.


You can write or e-mail the SEC'S Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC'S website at http://WWW.Sec.Gov.

                        JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


The Investment Company Act File Nos. are 811-07342 for Jpmorgan Short Term Bond Fund, Jpmorgan Bond Fund and Jpmorgan Global Strategic Income Fund.

        (C) 2001 J.P.Morgan Chase & Co. All Rights Reserved. February 2002

                                                                      PR FII-302

                          PROSPECTUS FEBRUARY 28, 2002

--------------------------------------------------------------------------------
JPMORGAN INCOME FUNDS
SELECT CLASS SHARES


BOND FUND
BOND FUND II
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
INTERMEDIATE BOND FUND
SHORT TERM BOND FUND
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]JPMORGAN Fleming
Asset Management

CONTENTS


Bond Fund                                                                      1
Bond Fund II                                                                   7
Fleming Emerging Markets Debt Fund                                            14
Global Strategic Income Fund                                                  20
Intermediate Bond Fund                                                        26
Short Term Bond Fund                                                          33
Strategic Income Fund                                                         39
U.S. Treasury Income Fund                                                     45
The Funds' Management and Administration                                      50
How Your Account Works                                                        52
   Buying Fund Shares                                                         52
   Selling Fund Shares                                                        53
   Other Information Concerning the Funds                                     54
   Distributions and Taxes                                                    54
Investments                                                                   56
Risk and Reward Elements                                                      58
Financial Highlights of the Funds                                             61
How To Reach Us                                                       Back cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.


THE FUND'S OBJECTIVE


The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.


THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) or Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest Fundrate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1992                            6.53%
1993                            9.87%
1994                           -2.97%
1995                           18.17%
1996                            3.13%
1997                            9.13%
1998                            7.36%
1999                           -0.73%
2000                           10.62%
2001                            7.23%
-------------------------------------
BEST QUARTER                    6.25%
-------------------------------------
                    2nd quarter, 1995
-------------------------------------
WORST QUARTER                  -2.39%
-------------------------------------
                    1st quarter, 1994



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THAT OF THE SELECT CLASS SHARES) FROM 7/13/93 THROUGH 9/10/01. RETURNS FOR THE PERIOD 1/1/92 THROUGH 7/13/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR. DURING THIS PERIOD THE ACTUAL RETURNS OF THE SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE FUND'S PREDECESSOR.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*



                                               PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES      7.23         6.65          6.68
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.82         4.05          3.98
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.50         4.03          4.02
--------------------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD INVESTMENT
GRADE BOND INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    8.52         7.44          7.28
--------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE
DEBT FUNDS INDEX (REFLECTS NO DEDUCTION
FOR TAXES)                                      8.22         6.82          6.76
--------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)



--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.23
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                0.78
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.09)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.69
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.69% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 12/31/04 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   70         222         407         941
--------------------------------------------------------------------------------

JPMorgan BOND FUND II

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.


THE FUND'S OBJECTIVE

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.


The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.


The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.


To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval. The Fund is diversified as defined in the Investment Company Act of 1940.

The Fund is diversified as defined in the Investment Company Act of 1940.


      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Corporate Debt A-Rated Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1992                            6.46%
1993                           11.40%
1994                           -3.83%
1995                           18.51%
1996                            3.20%
1997                            8.81%
1998                            7.94%
1999                           -1.05%
2000                           10.08%
2001                            7.53%
-------------------------------------
BEST QUARTER                    5.86%
-------------------------------------
                    2nd quarter, 1995
-------------------------------------
WORST QUARTER                  -2.76%
-------------------------------------
                    1st quarter, 1994



* ON JANUARY 1, 1997, THE FUND RECEIVED THE ASSETS OF THREE COMMON TRUST FUNDS WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
For the periods ending December 31, 2001*



                                                PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.53         6.58          6.73
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                5.36         3.88           N/A(1)
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.55         3.91           N/A(1)
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       8.42         7.43          7.23
---------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   7.79         6.50          6.80
---------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE FROM PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)



--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.20
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                         0.75
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.15)
--------------------------------------------------------------------------------
  NET EXPENSES(2)                                                        0.60
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.


(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03


EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year and


- net expenses through 12/31/03 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   61         212         389         904
--------------------------------------------------------------------------------

JPMorgan FLEMING EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade, sometimes called junk bonds (or the unrated equivalent).

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index. Derivatives may also be used as substitutes for securities in which the Fund can invest.


In addition to the investment process described below, the adviser makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.


      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

Because the Fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

      - ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance with respect to the Fund's Select Class Shares. Prior to September 10, 2001, the Fund had only one class of shares, and operated in a master-feeder structure. As of September 10, 2001, the Fund's existing share class was re-named "Select." The bar chart indicates some of the risks of investing in the Fund by showing the performance of the Fund's Select Class Shares (and its predecessor) from year to year for each of the last four calendar years. The table indicates some of the risks by showing the Fund's average annual returns for the past year and the life of the Fund. It compares the Fund's performance to the Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Average, widely recognized benchmarks.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

[CHART]

YEAR BY YEAR TOTAL RETURNS(1)
--------------------------------------
1998                           -15.93%
1999                            25.97%
2000                            15.23%
2001                             4.77%
--------------------------------------
BEST QUARTER                    14.16%
--------------------------------------
                     4th quarter, 1999
--------------------------------------
WORST QUARTER                  -21.73%
--------------------------------------
                     3rd quarter, 1998



(1)   THE FUND'S FISCAL YEAR END IS 7/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001(1)



                                                         PAST 1 YR.       LIFE OF FUND
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES                 4.77            6.53
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                          0.36            1.90
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                  2.84            2.78
--------------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX GLOBAL (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 1.35            6.95
--------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                        11.53            4.11
--------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 4/17/97. PERFORMANCE FOR THE BENCHMARKS IS AS OF 4/30/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                           0.70
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.25
OTHER EXPENSES(1)                                                         1.07
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  2.02
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                  (0.77)
NET EXPENSES(2)                                                           1.25
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.


EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 12/31/04 and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   127        411         875         2,162
--------------------------------------------------------------------------------

JPMorgan GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.


At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) Fitch Investor's Services, Inc. (Fitch) or the equivalent by another national rating organization, or in securities which are unrated but are deemed by the adviser to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.


The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-     12% international non-dollar
      (range 0-25%)

-     35% public/private mortgages
      (range 20-45%)

-     15% public/private corporates
      (range 5-25%)

-     15% emerging markets
      (range 0-25%)

-     23% high yield corporates
      (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.


The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO.

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     HAVE A SHORT-TERM INVESTMENT HORIZON

      -     ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

      -     REQUIRE STABILITY OF PRINCIPAL

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index and the Lipper Multi Sector Income Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1998                            2.31%
1999                            2.08%
2000                            7.55%
2001                            3.77%
-------------------------------------
BEST QUARTER                    3.17%
-------------------------------------
                    4th quarter, 2001
-------------------------------------
WORST QUARTER                  -1.58%
-------------------------------------
                    3rd quarter, 1998



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF SELECT CLASS SHARES) FROM 11/5/97 TO 9/10/01. RETURNS FOR THE PERIOD FROM 3/17/97 TO 11/5/97 REFLECTED THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE INSTITUTIONAL CLASS SHARES.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)



                                                            PAST 1 YR.  LIFE OF FUND
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES                  3.77        4.99
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                           0.46        2.00
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES                   2.27        2.49
------------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                               8.42        7.96
------------------------------------------------------------------------------------
 LIPPER MULTI SECTOR INCOME INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                       3.37        2.92
------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FORMER FEEDER WHOSE PERFORMANCE IS SHOWN COMMENCED OPERATION 11/5/97. PERFORMANCE FOR THE BENCHMARKS IS AS OF 3/31/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                         0.45
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       2.01
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                2.71
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (1.71)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.00
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.


EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 12/31/04 and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   102        350         972         2,657
--------------------------------------------------------------------------------

JPMorgan INTERMEDIATE BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.


THE FUND'S OBJECTIVE

The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund primarily invests in a broad range of debt securities rated as investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization, or unrated securities deemed by the adviser to be of comparable quality. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund's dollar-weighted average maturity is between three and ten years.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.


The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.


To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.


The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index, Lehman Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR BY YEAR TOTAL RETURNS*,(1)
--------------------------------------
1992                             6.38%
1993                            10.41%
1994                            -5.37%
1995                            18.39%
1996                             1.92%
1997                             7.93%
1998                             7.22%
1999                            -0.32%
2000                            10.22%
2001                             7.84%
--------------------------------------
BEST QUARTER                     6.32%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -3.78%
--------------------------------------
                     1st quarter, 1994



* ON JANUARY 1, 1997, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY CHASE. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


For the periods ending December 31, 2001*



                                                PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.84          6.51          6.28
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                5.73          4.00           N/A(1)
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.74          3.95           N/A(1)
-----------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE GOV'T/CREDIT INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              8.98          7.09          6.81
-----------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       8.42          7.43          7.23
-----------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE
DEBT FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                            8.22          6.82          6.76
-----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.22
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                         0.77
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.02)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.75
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.


(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


- net expenses through 12/31/03 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   77         242         424         951
--------------------------------------------------------------------------------

JPMorgan SHORT TERM BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.


The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch, Inc., or the equivalent by another national rating organization including at least 75% A or better. It also may invest in unrated securities deemed by the adviser to be of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.




      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR TOTAL RETURNS*,(1)
--------------------------------------
1994                             0.11%
1995                            10.58%
1996                             4.94%
1997                             6.14%
1998                             6.84%
1999                             2.81%
2000                             7.03%
2001                             7.20%
--------------------------------------
BEST QUARTER                     3.41%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -0.54%
--------------------------------------
                     1st quarter, 1994



* PRIOR TO A MERGER EFFECTIVE 9/07/01 THE FUND OPERATED IN A "MASTER-FEEDER" STRUCTURE. THE FUND'S PERFORMANCE BEFORE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM IS IDENTICAL TO, AND WHOSE EXPENSES ARE SUBSTANTIALLY SIMILAR TO THAT OF SELECT CLASS SHARES) FOR THE PERIOD FROM 9/30/93 THROUGH 9/10/01. RETURNS FOR THE PERIOD FROM 7/8/93 THROUGH 9/30/93 REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR. DURING THIS PERIOD ACTUAL RETURNS OF THE SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE FUND'S PREDECESSOR.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                PAST 1 YR.   PAST 5 YRS.    LIFE OF THE FUND
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.20         5.99           5.49
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.99         3.62           3.23
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.42         3.60           3.25
--------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              8.30         6.59           6.06
--------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADED DEBT
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   7.33         6.02           5.86
--------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FORMER FEEDER WHOSE PERFORMANCE IS SHOWN COMMENCED OPERATIONS ON 7/8/93. PERFORMANCE FOR THE BENCHMARKS IS AS OF 7/31/93.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.40
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.30)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.60
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.


EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 12/31/04 and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   61         198         411         1,026
--------------------------------------------------------------------------------

JPMorgan STRATEGIC INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.


THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.


- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

      WHO MAY WANT TO INVEST

      THE FUND'S DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND O WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     HAVE A SHORT-TERM INVESTMENT HORIZON

      -     ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE


This sections shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year during the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR BY YEAR TOTAL RETURNS*(1)
--------------------------------------
1999                             6.43%
2000                             1.40%
2001                             3.60%
--------------------------------------
BEST QUARTER                     2.90%
--------------------------------------
                     4th quarter, 1999
--------------------------------------
WORST QUARTER                   -0.73%
--------------------------------------
                     3rd quarter, 2001



* THE FUND'S PERFORMANCE FOR THE PERIOD FROM NOVEMBER 5, 1999 (DATE OF TOTAL SELECT CLASS SHARE REDEMPTION) THROUGH THE DATE OF THIS PROSPECTUS IS BASED ON THE PERFORMANCE OF CLASS A SHARES.

(1) THE FUND COMMENCED OPERATIONS ON 11/30/98 AND THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2002*,(1)



                                                     PAST 1 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES           3.60         3.41
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                    1.02         0.34
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES            2.18         1.20
--------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)              8.42         6.20
--------------------------------------------------------------------------------
 LIPPER MULTI-SECTOR INCOME FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                   3.37         1.23
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1)   THE FUND COMMENCED OPERATIONS ON 11/30/98.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEE                                                          0.50
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       1.60
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                2.35
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (1.35)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.00
--------------------------------------------------------------------------------



(1)   "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
      YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 12/31/03.


EXAMPLE The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 12/31/03 and total operating expenses thereafter.


The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   102        489         1,024       2,490
--------------------------------------------------------------------------------

JPMorgan U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.


THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.
THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:


-     debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.


"Assets" means net assets plus the amount of borrowings for investment purposes.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.


      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management
(USA) Inc (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO


      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS AND TYPICAL BOND FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS


      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     ARE PURSUING A GOAL OF TOTAL RETURN

      -     WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A
            PORTFOLIO


      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lipper General U.S. Gov't Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR BY YEAR TOTAL RETURNS*,(1)
--------------------------------------
1992                             5.87%
1993                            10.32%
1994                            -4.46%
1995                            17.53%
1996                             1.26%
1997                             8.34%
1998                             8.78%
1999                            -2.96%
2000                            12.61%
2001                             5.98%
--------------------------------------
BEST QUARTER                     5.87%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -2.98%
--------------------------------------
                     1st quarter, 1994



* THE PERFORMANCE FIGURES SHOWN IN THE TABLE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 2/16/01 ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND. THE FUND'S PERFORMANCE FIGURES IN THE BAR CHART ARE BASED ON THE CLASS A SHARES OF THE FUND. DURING THOSE PERIODS THE ACTUAL RETURNS OF THE SELECT CLASS SHARES WOULD HAVE BEEN HIGHER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

1     THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shown performance over time, for periods ended December 31, 2001*



                                                PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       6.17         6.46          6.15
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.26         3.96          3.57
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        3.73         3.91          3.64
----------------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              7.24         7.40          7.14
----------------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)               6.67         6.45          5.98
----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTMENT EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (12b-1) FEES                                               NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.43
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                0.98
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.43)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.55
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.


(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF THE Select Class Shares' average daily net assets through 12/31/03.


EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 12/31/03 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   56         232         463         1,128
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Bond Fund, Global Strategic Income Fund and Short Term Bond Fund are series of J.P. Morgan Institutional Funds. The Fleming Emerging Markets Debt Fund is a series of J.P. Morgan Funds. Bond Fund II and Intermediate Bond Fund are series of Mutual Fund Select Group and U.S. Treasury Income Fund and Strategic Income Fund are series of Mutual Fund Group. Each of J.P. Morgan Institutional Funds, J.P. Morgan Funds, Mutual Fund Select Group and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.


FUNDS' INVESTMENT ADVISERS


JPMIM is the investment adviser and makes the day-to-day investment decisions for Bond, Fleming Emerging Markets Debt, Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY10036.


JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year end, the advisers were paid management fees, net of waivers as shown below, as a percentage of average daily net assets:



                                               FISCAL
 FUND                                          YEAR END                   %
--------------------------------------------------------------------------------
 BOND FUND                                     10/31/01                  0.30
--------------------------------------------------------------------------------
 BOND FUND II                                  10/31/01                  0.30
--------------------------------------------------------------------------------
 FLEMING EMERGING MARKETS
 DEBT FUND                                      7/31/01                  0.70
--------------------------------------------------------------------------------
 GLOBAL STRATEGIC INCOME FUND                  10/31/01                  0.45
--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND                        10/31/01                  0.30
--------------------------------------------------------------------------------
 SHORT TERM BOND FUND                          10/31/01                  0.25
--------------------------------------------------------------------------------
 STRATEGIC INCOME FUND                         10/31/01                  0.50
--------------------------------------------------------------------------------
 U.S. TREASURY INCOME FUND                     10/31/01                  0.30
--------------------------------------------------------------------------------


THE PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.


SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We won't accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:
THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange.
Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Bond Fund, Fleming Emerging Markets Debt Fund, Global Strategic Income Fund, Intermediate Bond Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare ordinary income dividends daily and pay them monthly. Bond Fund II and Strategic Income Fund declare and pay ordinary income dividends monthly. Each of the Funds makes capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the                                     |X| Permitted (and if applicable, percentage
customary types of investments                                   limitation as a percent of total assets)
which can be held by the                                     |_| Permitted, but not a primary investment
Funds. In each case the                                      +   Permitted, but no current intention of use
related types of risk are                                    --  Not permitted
listed on the following page
(see below for definitions).
This table reads across two
pages.

                                                                                     FLEMING
                                                             SHORT         GLOBAL    EMERGING               U.S.             INTER-
                                                             TERM         STRATEGIC  MARKETS   STRATEGIC  TREASURY           MEDIATE
                                  RELATED TYPES OF RISK      BOND   BOND   INCOME      DEBT      INCOME    INCOME   BOND II   BOND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES           credit, interest rate,     |X|    |X|    |X|       |X|       |X|        |X|       |X|      |X|
Interests in a stream of          market, prepayment
payments from specific assets,
such as auto or credit card
receivables.
------------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable       credit, currency,          |X|(1) |X|(1) |X|       |X|       |X|        |X|       |X|      |X|
certificates of deposit, time     liquidity, political
deposits and bankers'
acceptances of domestic and
foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured        credit, currency,          |X|(1) |X|(1) |_|       |X|       |X|        |_|       |X|      |X|
short term debt issued by         interest rate,
domestic and foreign banks or     liquidity, market,
corporations. These securities    political
are usually discounted and are
rated by S&P, Moody's or other
nationally recognized
statistical rating
organization.
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES            credit, currency,
Domestic and foreign debt         interest rate,
securities that can be            liquidity, market,
converted into equity             political, valuation       |X|(1) |X|(1) |_|       |X|       |X|        |X|        --       --
securities at a future time
and price.
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS Debt              credit, currency,
securities of domestic and        interest rate,
foreign industrial, utility,      liquidity, market,
banking, and other financial      political, valuation       |X|(1) |X|(1) |X|       |X|       |X|        |X|       |X|      |X|
institutions.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD)         credit, environmental,
Domestic debt instrument which    extension, interest
gives the lender a lien on        rate, liquidity, market,
property as security for the      natural event, political,
loan payment.                     prepayment, valuation      |X|    |X|    |X|       --        |_|        |_|       |_|      |_|
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES        credit, currency,
Domestic and foreign              extension, interest
securities (such as Ginnie        rate, leverage, market,
Maes, Freddie Macs, Fannie        political, prepayment      |X|    |X|    |X|(2)    |X|(2)    |X|(2)     |_|(2)    |X|      |X|
Maes) which represent                                        (1,2)  (1,2)
interests in pools of
mortgages, whereby the
principal and interest paid
every month is passed through
to the holder of the
securities.
------------------------------------------------------------------------------------------------------------------------------------


                                       56

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale    currency, extension,
of domestic and foreign           interest rate,
mortgage-backed securities        leverage, liquidity,
with the promise to purchase      market, political,
similar securities at a later     prepayment                 |X|    |X|    |X|(2)    |_|(2)    |_|(2)     |_|(2)    |_|(2)   |_|(2)
date. Segregated liquid assets                               (1,2)  (1,2)
are used to offset leverage
risk.
------------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS           credit, currency,
Interests that represent a        extension, interest
share of bank debt or similar     rate, liquidity,
securities or obligations.        political, prepayment      |X|(1) |X|(1) |X|       |X|       |X|        --        |X|      |X|
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or       credit, interest rate,
other investments that are        liquidity, market,
sold directly to an               valuation                  |X|    |X|    |X|       |X|       |X|        |_|       |_|      |_|
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE       credit, interest rate,
RELATED INSTRUMENTS Securities    liquidity, market,
of issuers that invest in real    natural event,
estate or are secured by real     prepayment, valuation      |X|    |X|    |X|       |X|       |X|        |_|       |_|      |_|
estate.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS             credit                     |X|    |X|    |X|       |X|       |X|        |X|       |X|      |X|
Contracts whereby the Fund
agrees to purchase a security
and resell it to to the seller
on a particular date and at a
specific price.
------------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS     credit, leverage           |X|(2) |X|(2) |X|(2)    |X|(2)    |X|(2)     |_|(2)    |X|(2)   |X|(2)
Contracts whereby the Fund
sells a security and agrees to
repurchase it from the buyer
on a particular date and at a
specific price. Considered a
form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS,      credit, currency,
AND DEBT OF SUPRANATIONAL         interest rate, market,
ORGANIZATIONS Dollar- or          political                  |X|(1) |X|(1) |X|       |X|       |X|        |_|       |X|      |X|
non-dollar- denominated
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.
------------------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement       credit, currency,
whereby a party agrees to         interest rate,
exchange periodic payments        leverage, market,
with a counterparty.              political                  |X|    |X|    |X|(2)    |X|(2)    |X|(2)     |X|(2)    |_|(2)   |_|(2)
Segregated liquid assets are                                 (1,2)  (1,2)
used to offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL              credit, interest
SECURITIES Securities,            rate, market,
generally issued as general       natural event,
obligation and revenue bonds,     political                  |_|    |_|    --        --        |X|        |X|       |_|      |_|
whose interest is exempt from
federal taxation and state
and/or local taxes in the
state where the securities
were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES        interest rate              |X|    |X|    |X|       |X|       |X|        |X|       |X|      |X|
Debt instruments (Treasury
bills, notes, and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND     credit, currency,
DEFERRED PAYMENT SECURITIES       interest rate,
Domestic and foreign              liquidity, market,
securities offering non-cash      political, valuation       |X|(1) |X|(1) |X|       |X|       |X|        |_|       |X|      |X|
or delayed-cash payment. Their
prices are typically more
volatile than those of some
other debt instruments and
involve certain special tax
considerations.
------------------------------------------------------------------------------------------------------------------------------------


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

      (1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

      (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-     Each Fund's share price, yield,         -     Bonds have generally               -     Under normal circumstances the
      and total return will fluctuate               outperformed money market                Funds plan to remain fully
      in response to bond market                    investments over the long term,          invested in bonds and other
      movements                                     with less risk than stocks               fixed income securities.
-     The value of most bonds will            -     Most bonds will rise in value      -     Bond investments may include
      fall when interest rates rise;                when interest rates fall                 U.S. and foreign corporate and
      the longer a bond's maturity and        -     Mortgage-backed and asset-backed         government bonds,
      the lower its credit quality,                 securities and direct mortgages          mortgage-backed and asset-backed
      the more its value typically                  can offer attractive returns             securities, convertible
      falls                                                                                  securities, participation
-     Adverse market conditions may                                                          interests and private placements
      from time to time cause a Fund                                                   -     The Funds seek to limit risk and
      to take temporary defensive                                                            enhance total return or yields
      positions that are inconsistent                                                        through careful management,
      with its principal investment                                                          sector allocation, individual
      strategies and may hinder a Fund                                                       securities selection, and
      from achieving its investment                                                          duration management
      objective                                                                        -     During severe market downturns,
-     Mortgage-backed and asset-backed                                                       the Funds have the option of
      securities (securities                                                                 investing up to 100% of assets
      representing an interest in, or                                                        in high quality short-term
      secured by, a pool of mortgages                                                        instruments
      or other assets such as                                                          -     Each adviser monitors interest
      receivables) and direct                                                                rate trends, as well as
      mortgages could generate capital                                                       geographic and demographic
      losses or periods of low yields                                                        information related to
      if they are paid off                                                                   mortgage-backed securities and
      substantially earlier or later                                                         mortgage prepayments
      than anticipated

CREDIT QUALITY
-     The default of an issuer would          -     Investment-grade bonds have a      -     Each Fund maintains its own
      leave a Fund with unpaid                      lower risk of default                    policies for balancing credit
      interest or principal                   -     Junk bonds offer higher yields           quality against potential yields
-     Junk bonds (those rated BB, Ba                and higher potential gains               and gains in light of its
      or lower) have a higher risk of                                                        investment goals
      default, tend to be less liquid,                                                 -     Each adviser develops its own
      and may be more difficult to                                                           ratings of unrated securities
      value                                                                                  and makes a credit quality
                                                                                             determination for unrated
                                                                                             securities

FOREIGN INVESTMENTS
-     A Fund could lose money because         -     Foreign bonds, which represent a   -     Foreign bonds are a primary
      of foreign government actions,                major portion of the world's             investment only for Global
      political instability, or lack                fixed income securities, offer           Strategic Income and Emerging
      of adequate and accurate                      attractive potential performance         Markets Debt Funds and may be a
      information                                   and opportunities for                    significant investment for Short
-     Currency exchange rate movements              diversification                          Term Bond, Bond, Bond II,
      could reduce gains or create            -     Favorable exchange rate                  Intermediate Bond and Strategic
      losses                                        movements could generate gains           Income Funds
-     Currency and investment risks                 or reduce losses                   -     To the extent that a Fund
      tend to be higher in emerging           -     Emerging markets can offer               invests in foreign bonds, it may
      markets; these markets als-                   higher returns                           manage the currency exposure of
      present higher liquidity and                                                           its foreign investments relative
      valuation risks                                                                        to its benchmark, and may hedge
                                                                                             a portion of its foreign
                                                                                             currency exposure into the U.S.
                                                                                             dollar from time to time (see
                                                                                             also "Derivatives"); these
                                                                                             currency management techniques
                                                                                             may not be available for certain
                                                                                             emerging markets investments

-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-     When a Fund buys securities             -     A Fund can take advantage of       -     Each Fund segregates liquid
      before issue or for delayed                   attractive transaction                   assets to offset leverage risks
      delivery, it could be exposed to              opportunities
      leverage risk if it does not
      segregate liquid assets

MANAGEMENT CHOICES
-     A Fund could underperform its           -     A Fund could outperform its        -     Each adviser focuses its active
      benchmark due to its sector,                  benchmark due to these same              management on those areas where
      securities or duration choices                choices                                  it believes its commitment to
                                                                                             research can most enhance
                                                                                             returns and manage risks in a
                                                                                             consistent way

DERIVATIVES
-     Derivatives such as futures,            -     Hedges that correlate well with    -     The Funds use derivatives, such
      options, swaps and forward                    underlying positions can reduce          as futures, options, swaps and
      foreign currency contracts(1)                 or eliminate losses at low cost          forward foreign currency
      that are used for hedging the           -     A Fund could make money and              contracts for hedging and for
      portfolio or specific securities              protect against losses if                risk management (i.e., to adjust
      may not fully offset the                      management's analysis proves             duration or yield curve
      underlying positions and this                 correct                                  exposure, or to establish or
      could result in losses to the           -     Derivatives that involve                 adjust exposure to particular
      Fund that would not have                      leverage could generate                  securities, markets, or
      otherwise occurred                            substantial gains at low cost            currencies); risk management may
-     Derivatives used for risk                                                              include management of a Fund's
      management may not have the                                                            exposure relative to its
      intended effects and may result                                                        benchmark
      in losses or missed                                                              -     The Funds only establish hedges
      opportunities                                                                          that they expect will be highly
-     The counterparty to a                                                                  correlated with underlying
      derivatives contract could                                                             positions
      default                                                                          -     While the Funds (other than the
-     Certain types of derivatives                                                           Strategic Income Fund) may use
      involve costs to the Funds which                                                       derivatives that incidentally
      can reduce returns                                                                     involve leverage, they do not
-     Derivatives that involve                                                               use them for the specific
      leverage could magnify losses                                                          purpose of leveraging their
-     Derivatives used for non-hedging                                                       portfolios
      purposes could cause losses that
      exceed the original investment
-     Derivatives may, for tax
      purposes, affect the character
      of gain and loss realized by a
      Fund, accelerate recognition of
      income to a Fund, affect the
      holding period of a Fund's
      assets and defer recognition of
      certain of a Fund's losses.

SECURITIES LENDING
-     When a Fund lends a security,           -     A Fund may enhance income          -     Each adviser maintains a list of
      there is a risk that the loaned               through the investment of the            approved borrowers
      securities may not be returned                collateral received from the       -     The Funds receive collateral
      if the borrower or the lending                borrower                                 equal to at least 100% of the
      agent defaults                                                                         current value of securities
-     The collateral will be subject                                                         loaned plus accrued interest
      to the risks of the securities                                                   -     The lending agents indemnify a
      in which it is invested                                                                Fund against borrower default
                                                                                       -     Each adviser's collateral
                                                                                             investment guidelines limit the
                                                                                             quality and duration of
                                                                                             collateral investment to
                                                                                             minimize losses
                                                                                       -     Upon recall, the borrower must
                                                                                             return the securities loaned
                                                                                             within the normal settlement
                                                                                             period


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
 -     A Fund could have difficulty           -     These holdings may offer more      -     No Funds may invest more than
       valuing these holdings precisely             attractive yields or potential           15% of net assets in illiquid
 -     A Fund could be unable to sell               growth than comparable widely            holdings
       these holdings at the time or                traded securities                  -     To maintain adequate liquidity
       price desired                                                                         to meet redemptions, each Fund
                                                                                             may hold high quality short-term
                                                                                             instruments (including
                                                                                             repurchase agreements and
                                                                                             reverse repurchase agreements)
                                                                                             and, for temporary or
                                                                                             extraordinary purposes, may
                                                                                             borrow from banks up to 33 1/3%
                                                                                             of the value of its total assets
                                                                                             or draw on a line of credit

SHORT-TERM TRADING
-     Increased trading would raise a         -     A Fund could realize gains in a    -     The Funds may use short-term
      Fund's transaction costs                      short period of time                     trading to take advantage of
-     Increased short-term capital            -     A Fund could protect against             attractive or unexpected
      gains distributions would raise               losses if a bond is overvalued           opportunities or to meet demands
      shareholders' income tax                      and its value later falls                generated by shareholder
      liability                                                                              activity
                                                                                       -     The Funds' Portfolio Turnover
                                                                                             Rates for the most recent fiscal
                                                                                             years are listed below:
                                                                                                Bond Fund: 423%
                                                                                                Bond Fund II: 319%
                                                                                                Fleming Emerging Markets Debt
                                                                                                Fund: 141%
                                                                                                Global Strategic Income Fund: 107%
                                                                                                Intermediate Bond Fund: 238%
                                                                                                Short Term Bond Fund: 160%
                                                                                                Strategic Income Fund: 174%
                                                                                                US Treasury Income Fund: 134%

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND@^



                                                                      YEAR         YEAR           YEAR         YEAR         YEAR
                                                                     ENDED        ENDED          ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    9.43    $    9.41      $   10.09    $    9.93    $    9.82
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                           0.52+        0.58           0.55         0.62         0.63
      Net Gain or Loss in Securities (both realized and
      unrealized)                                                     0.70         0.02          (0.57)        0.16         0.17
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from Investment Operations                                1.22         0.60          (0.02)        0.78         0.80
   Less Distributions:
      Dividends from Net Investment Income                           (0.57)       (0.58)         (0.56)       (0.62)       (0.62)
      In Excess of Net Investment Income                                --        (0.00)(2)         --           --           --
      Distributions from Capital Gains                                  --           --          (0.10)          --        (0.07)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total Distributions                                            (0.57)       (0.58)         (0.66)       (0.62)       (0.69)
Net Asset Value, End of Period                                   $   10.08    $    9.43      $    9.41    $   10.09    $    9.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.32%        6.61%         (0.23%)       8.06%        8.58%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (millions)                          $     315    $     240      $     235    $     216    $     169
Ratio To Average Net Assets:
      Net Expenses                                                   0.69%        0.69%          0.69%        0.66%        0.68%
--------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income                                          5.77%        6.19%          5.72%        6.14%        6.41%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses Without Waivers, Reimbursements and
      Earnings Credits                                               0.70%        0.69%          0.69%        0.66%        0.68%
--------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                               5.76%        6.19%          5.72%        6.14%        6.41%
--------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate*                                              423%         531%           465%         115%          93%
--------------------------------------------------------------------------------------------------------------------------------


  ^   Formerly J.P. Morgan Bond Fund.
(2)   Amount is less than $0.005.
  * Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
  +   Calculated based upon average shares outstanding.

JPMORGAN BOND FUND II(1)


                                                                      YEAR         YEAR           YEAR         YEAR    1/1/97(2)
                                                                     ENDED        ENDED          ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   38.02    $   38.38      $   41.29    $   41.01    $   40.34
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           2.18         2.38           2.36         2.56         2.31
      Net gain or loss in securities (both realized and
      unrealized)                                                     2.95        (0.36)         (2.37)        0.76         0.67
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                5.13         2.02          (0.01)        3.32         2.98
   Less distributions:
      Dividends from net investment income                           (2.18)       (2.38)         (2.36)       (2.55)       (2.31)
      Distributions from capital gains                                  --           --          (0.54)       (0.49)          --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (2.18)       (2.38)         (2.90)       (3.04)       (2.31)
Net asset value, end of period                                   $   40.97    $   38.02      $   38.38    $   41.29    $   41.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.87%        5.50%         (0.01%)       8.44%        7.64%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $     683    $     587      $     620    $     590    $     520
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
      Expenses(3)                                                    0.63%        0.69%          0.03%        0.03%        0.02%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income(3)                                       5.52%        6.30%          5.97%        6.27%        6.89%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and
      earnings credits(3)                                            0.75%        0.71%          0.49%        0.51%        0.49%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers,
      reimbursements and earnings credits(3)                         5.40%        6.28%          5.51%        5.79%        6.42%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               319%         157%           300%         306%         261%
--------------------------------------------------------------------------------------------------------------------------------


(1)   Formerly Chase Vista Select Bond Fund Institutional Class Shares.
(2)   Commencement of operations.
(3)   Short periods have been annualized.

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND(1)


                                                                                                SEVEN
                                                                      YEAR         YEAR         MONTHS         YEAR         YEAR
                                                                     ENDED        ENDED          ENDED        ENDED        ENDED
PER-SHARE DATA                                                     7/31/01      7/31/00     7/31/99(2)     12/31/98   12/31/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    8.77    $    7.29      $    7.30    $    9.76    $   10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           0.88         0.95           0.49         1.15         0.58
      Net realized and unrealized gain (loss) on
      investment                                                     (0.87)        1.42           0.02        (2.64)       (0.05)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                0.01         2.37           0.51        (1.49)        0.53
   Distributions to shareholders from:
      Net investment income                                          (0.96)       (0.89)         (0.52)       (0.81)       (0.58)
      In excess of net investment income                                --           --             --        (0.16)       (0.02)
      Net realized gain                                                 --           --             --           --        (0.17)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions to shareholders                            (0.96)       (0.89)         (0.52)       (0.97)       (0.77)
Net asset value, end of period                                   $    7.82    $    8.77      $    7.29    $    7.30    $    9.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (0.17)%     34.12%          7.27%(4)    (15.93)%      5.47%(4)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $      35    $      20      $      26    $      19    $      12
------------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                   1.25%        1.25%          1.25%(5)     1.25%        1.25%(5)
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                         11.20%       11.01%         12.28%(5)    10.05%        9.71%(5)
------------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursement                                 1.92%        1.95%          2.51%(5)     2.09%        2.40%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                              141%         295%           555%(4)      791%         182%(4)
------------------------------------------------------------------------------------------------------------------------------------


(1)   Formerly J.P. Morgan Emerging Markets Debt Fund
(2)   In 1999, the Fund changed the fiscal year-end from 12/31 to 7/31.
(3)   The Fund commenced operations on 4/17/97.
(4)   Not annualized.
(5)   Annualized.


* The percentages reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

JPMORGAN GLOBAL STRATEGIC INCOME FUND(1)@



                                                                         YEAR        YEAR        YEAR   11/05/97~
                                                                        ENDED       ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                     10/31/01    10/31/00    10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   9.42    $   9.47    $   9.84    $  10.28
-----------------------------------------------------------------------------------------------------------------
   Net investment income                                                 0.67+       0.87        0.60        0.70
      Net gain or loss in securities (both realized and unrealized)     (0.38)      (0.26)      (0.38)      (0.49)
                                                                     --------    --------    --------    --------
      Total from investment operations                                   0.29        0.61        0.22        0.21
   Less distributions
      Dividends from net investment income                              (0.76)      (0.66)      (0.59)      (0.63)
      Return of capital                                                    --          --          --       (0.02)
                                                                     --------    --------    --------    --------
      Total distributions                                               (0.76)      (0.66)      (0.59)      (0.65)
Net asset value, end of period                                       $   8.95    $   9.42    $   9.47    $   9.84
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            5.46%       6.57%       2.26%       1.97%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                        $      5    $      7    $      9    $     10
-----------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:(4)
-----------------------------------------------------------------------------------------------------------------
      Expenses                                                          1.00%       1.00%       1.00%       1.00%
-----------------------------------------------------------------------------------------------------------------
      Net investment income                                             7.32%       7.05%       6.35%       6.24%
-----------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                   2.63%       2.50%       1.54%       1.89%
-----------------------------------------------------------------------------------------------------------------
      Net Investment Income Without Waivers,
      Reimbursements and Earnings Credits                               5.69%       5.55%       5.81%       5.35%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                 107%        266%        318%        368%
-----------------------------------------------------------------------------------------------------------------



(1)   Formerly J.P. Global Strategic Income Fund.
~     Commencement of offering of class of shares.
(4)   Annualized.
* The percentages reflect the portfolio turnover of The Global Strategic Income Portfolio, of which the fund invested all its investable assets.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
+     Calculated based upon average shares outstanding.

JPMORGAN INTERMEDIATE BOND FUND(1)


                                                                      YEAR         YEAR           YEAR         YEAR    1/1/97(2)
                                                                     ENDED        ENDED          ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.66    $    9.69      $   10.36    $   10.19    $   10.09
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           0.53         0.55           0.55         0.62         0.55
      Net gains or losses in securities (both realized
      and unrealized)                                                 0.83        (0.03)         (0.52)        0.17         0.10
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                1.36         0.52           0.03         0.79         0.65
   Less distributions:
      Dividends from net investment income                           (0.53)       (0.55)         (0.55)       (0.62)       (0.55)
      Distributions from capital gains                                  --           --          (0.15)          --           --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (0.53)       (0.55)         (0.70)       (0.62)       (0.55)
Net asset value, end of period                                   $   10.49    $    9.66      $    9.69    $   10.36    $   10.19
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        14.48%        5.61%          0.33%        7.98%        6.71%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $     500    $     387      $     376    $     353    $     319
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:(3)
--------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                       0.75%        0.70%          0.04%        0.04%        0.06%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                          5.29%        5.78%          5.55%        6.16%        6.67%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and earnings
      credits                                                        0.77%        0.72%          0.50%        0.52%        0.54%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements and
      earnings credits                                               5.27%        5.76%          5.09%        5.68%        6.19%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               238%         110%           123%         168%         193%
--------------------------------------------------------------------------------------------------------------------------------



(1)   Formerly Chase Vista Select Intermediate Bond Fund.

(2)   Commencement of operations.
(3)   Short periods have been annualized.

JPMORGAN SHORT TERM BOND FUND(1)@



                                                                      YEAR         YEAR           YEAR         YEAR         YEAR
                                                                     ENDED        ENDED          ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.61    $    9.70      $   10.00    $    9.87    $    9.88
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                              0.51+        0.58           0.57         0.56         0.58
      Net gain or loss in securities (both realized and
      unrealized)                                                     0.46        (0.09)         (0.31)        0.13        (0.01)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                0.97         0.49           0.26         0.69         0.57
   Less distributions:
      Dividends from net investment income                           (0.55)       (0.58)         (0.51)       (0.56)       (0.58)
      Distributions from capital gains                                  --           --          (0.05)          --           --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (0.55)       (0.58)         (0.56)       (0.56)       (0.58)
Net asset value, end of period                                   $   10.03    $    9.61      $    9.70    $   10.00    $    9.87
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        10.39%        5.19%          2.70%        7.24%        5.98%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $      67    $      38      $      39    $      31    $      15
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                       0.60%        0.60%          0.57%        0.50%        0.50%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                          5.22%        6.00%          5.24%        5.66%        5.94%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                0.82%        0.82%          0.80%        0.98%        1.38%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements and
      earnings credits                                               5.00%        5.78%          5.01%        5.18%        5.06%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                              160%         271%           398%         381%         219%
--------------------------------------------------------------------------------------------------------------------------------



(1)   Formerly J.P. Morgan Short Term Bond Fund.

* The percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio of which the Fund invested all of its investable assets.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
+     Calculated based upon average shares outstanding.

JPMORGAN STRATEGIC INCOME FUND(1)



                                                                    11/30/98*~
                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE:                                      10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    10.00
--------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                               0.72
      Net Gains or Losses in Securities (both realized
      and unrealized)                                                    (0.41)
                                                                    ----------
      Total from Investment Operations                                    0.31
   Distributions to Shareholders from:
      Dividends from Net Investment Income                                0.72
      Distributions from Capital Gains                                      --
      Tax Return of Capital                                                 --
                                                                    ----------
      Total Dividends and Distributions                                   0.72
Net Asset Value, End of Period                                      $     9.59
--------------------------------------------------------------------------------
TOTAL RETURN(1)                                                          3.29%
================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
      Net Assets, end of period (in millions)                       $        1
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------
      Expenses                                                           0.24%
--------------------------------------------------------------------------------
      Net Investment Income                                              8.07%
--------------------------------------------------------------------------------
      Expenses Without Waivers, Reimbursements and
      Earnings Credits                                                   3.87%
--------------------------------------------------------------------------------
      Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                                   4.44%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   136%
--------------------------------------------------------------------------------



(1)   Formerly Chase Vista Strategic Income Fund.
#     Short periods have been annualized.
*     Commencement of operations.
~ All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Class Shares for sale.

JPMORGAN U.S. TREASURY INCOME FUND(1)


                                                                      2/16/01*
                                                                       Through
PER SHARE OPERATING PERFORMANCE:                                      10/31/01
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  11.10
-------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                               0.37
      Net Gain or (Losses) in Securities (both realized
      and unrealized)                                                     0.66
                                                                      --------
      Total from Investment Operations                                    1.03
   Distributions to Shareholders from:
      Dividends from Net Investment Income                               (0.36)
      Distributions from Capital Gains                                      --
                                                                      --------
      Total Dividends and Distributions                                  (0.36)
Net Asset Value, End of Period                                        $  11.77
-------------------------------------------------------------------------------
TOTAL RETURN                                                             9.52%
===============================================================================
RATIOS AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
      Net Assets, End of Period (in millions)                         $     76
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:(3)
-------------------------------------------------------------------------------
      Expenses                                                           0.55%
-------------------------------------------------------------------------------
      Net investment income                                              4.73%
-------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and
      earnings credits                                                   0.98%
-------------------------------------------------------------------------------
      Net investment income without waivers,
      reimbursements and earnings credits                                4.30%
-------------------------------------------------------------------------------
Portfolio turnover rate                                                   134%
-------------------------------------------------------------------------------



(1)   Formerly Chase Vista U.S. Treasury Income Fund.

*     Commencement of offering of class of shares.


(3)   Short periods have been annualized.

                      This page intentionally left blank.

--------------------------------------------------------------------------------
HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JP MORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy shares through an institution Please contact that institution directly for More information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


The Funds' Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund, 811-5151 for JPMorgan Strategic Income Fund and JPMorgan U.S. Treasury Income Fund 811-7843 for JPMorgan Intermediate Bond Fund and for JPMorgan Bond Fund II and 811-07340 for JPMorgan Fleming Emerging Markets Debt Fund.

       (C) 2002 J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                      PR-FIS-302

                                                    PROSPECTUS FEBRUARY 28, 2002


--------------------------------------------------------------------------------

JPMORGAN INCOME FUNDS
ULTRA SHARES


BOND FUND

The Securities and Echange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[logo]JPMORGAN Fleming
Asset Management

CONTENTS


Bond Fund .................................................................    1
The Fund's Management and Administration ..................................    7
How Your Account Works ....................................................    8
   Buying Fund Shares .....................................................    8
   Selling Fund Shares ....................................................    8
   Other Information Concerning the Fund ..................................    9
   Distributions and Taxes ................................................   10
Investments ...............................................................   12
Risk and Reward Elements ..................................................   14
Financial Highlights ......................................................   16
How To Read Us .......................................................Back Cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 12-15.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard
& Poor's Corporation (S&P) or Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY
FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*(1)
--------------------------------------------------------------------------------
1992                                                                       6.53%
1993                                                                       9.98%
1994                                                                      -2.68%
1995                                                                      18.42%
1996                                                                       3.30%
1997                                                                       9.21%
1998                                                                       7.74%
1999                                                                      -0.29%
2000                                                                      10.95%
2001                                                                       7.54%
--------------------------------------------------------------------------------
BEST QUARTER                                                               6.30%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995
--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.38%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994
--------------------------------------------------------------------------------



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Ultra Shares were launched on 9/10/01 is based on the performance of the ultra feeder that was merged out of existence (whose investment program was identical to and whose expenses were similar to those of the Ultra Shares) from 12/15/97 to 9/7/01. Returns for the period 7/26/93 through 12/15/97 reflect performance of the institutional feeder (whose expenses were higher than the Ultra Shares, but whose investment program was identical) and from 1/1/92 to 7/26/93, the Pierpont Bond Fund, the fund's predecessor. During the period from 1/1/92 to 12/15/97, the actual returns of the Ultra Shares would have been higher than shown because the Ultra Shares have lower expenses than the Fund's predecessor and the institutional shares.
(1)   The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*

                                              PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------------
 ULTRA CLASS SHARES -- RETURN BEFORE TAXES    7.54          6.95          6.91
--------------------------------------------------------------------------------------
 ULTRA CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                           4.95          4.30          4.31
--------------------------------------------------------------------------------------
 ULTRA CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES   4.72          4.25          4.27
--------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD
   INVESTMENT GRADE BOND INDEX
   (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                         8.52          7.44          7.28
--------------------------------------------------------------------------------------
 LIPPER INTERMEDIATE INVESTMENT GRADE
   DEBT FUNDS INDEX (REFLECTS NO
   DEDUCTION FOR TAXES)                       8.22          6.82          6.76
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

INVESTOR EXPENSES FOR ULTRA SHARES

The expenses of the Ultra Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ULTRA SHARES ASSETS)


 MANAGEMENT FEES                                                           0.30
 DISTRIBUTION (RULE 12b-1) FEES                                            NONE
 SHAREHOLDER SERVICE FEES                                                  0.05
 OTHER EXPENSES(1)                                                         0.20
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                  0.55
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                  (0.15)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                           0.40
--------------------------------------------------------------------------------

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current annual expense arrangements.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees it will reimburse the Fund, to the extent total operating expenses of the Ultra Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.40% of its average daily net assets through 12/31/05.

EXAMPLE


The example below is intended to help you compare the cost of investing in the Ultra Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 12/31/05 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Ultra Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    41         128         246          630
--------------------------------------------------------------------------------

                    THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Institutional Funds, which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.


THE FUND'S INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average daily net assets.

PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services:


0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.05% of the average daily net assets of the Ultra Shares of the Fund held by investors serviced by the shareholder servicing agent.


The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

The Fund may issue multiple classes of shares. This prospectus relates only to the Ultra Shares of the Fund. A person who gets compensated for selling Fund shares may receive a different amount for each class.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Ultra Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Ultra Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Ultra Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782.

MINIMUM INVESTMENTS

Investors must buy a minimum of $20,000,000 worth of Ultra Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Ultra Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm that you want to sell your Bond Fund Ultra Shares. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center
PO Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally pays ordinary income dividends monthly. Net capital gain, if any, is distributed annually. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                       This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The purchase of domestic or foreign mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated liquid assets are used to offset leverage risk.
--------------------------------------------------------------------------------
PARTICIPATION INTERESTS Interests that represent a share of domestic or foreign bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.
--------------------------------------------------------------------------------
SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.
--------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

================================================================================

@   Permitted (and if applicable, percentage limitation)
       percentage of total assets - BOLD
       percentage of net assets - ITALIC
#   Permitted, but not typically used
+   Permitted, but no current intention of use
--  Not permitted

        RELATED TYPES OF RISK
--------------------------------------------------------------------------------
credit, interest rate, market, prepayment                               @
--------------------------------------------------------------------------------
credit, currency, liquidity, political                                  @(1)
--------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political           @(1)
--------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political,
valuation                                                               @(1)
--------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political,
valuation                                                               @(1)
--------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,
natural event, political, prepayment, valuation                         @
--------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market,
political, prepayment                                                   @(1)(2)
--------------------------------------------------------------------------------
currency, extension, interest rate, leverage, liquidity, market,
political, prepayment                                                   @(1)(2)
--------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political,
prepayment                                                              @(1)
--------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                     @
--------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment,
valuation                                                               @
--------------------------------------------------------------------------------
credit                                                                  @
--------------------------------------------------------------------------------
credit, leverage                                                        @(2)
--------------------------------------------------------------------------------
credit, currency, interest rate, market, political                      @(1)
--------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political            @(1)(2)
--------------------------------------------------------------------------------
credit, interest rate, leverage, liquidity, market                      --
--------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                 @
--------------------------------------------------------------------------------
interest rate                                                           @
--------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political,
valuation                                                               @(1)
--------------------------------------------------------------------------------

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-     The Fund's share price, yield,      -     Bonds have generally                -     Under normal circumstances the
      and total return will fluctuate           outperformed money market                 Fund plans to remain fully
      in response to bond market                investments over the long term,           invested in bonds and other
      movements                                 with less risk than stocks                fixed income securities
-     The value of most bonds will        -     Most bonds will rise in value       -     Bond investments may include
      fall when interest rates rise;            when interest rates fall                  U.S. and foreign corporate and
      the longer a bond's maturity and    -     Mortgage-backed and asset-backed          government bonds,
      the lower its credit quality,             securities and direct mortgages           mortgage-backed and asset backed
      the more its value typically              can offer attractive returns              securities, convertible
      falls                                                                               securities, participation
-     Adverse market conditions may                                                       interests and private placements
      from time to time cause the Fund                                              -     The Fund seeks to limit risk and
      to take temporary defensive                                                         enhance total return or yields
      positions that are inconsistent                                                     through careful management,
      with its principal investment                                                       sector allocation, individual
      strategies and may hinder the                                                       securities selection, and
      Fund from achieving its                                                             duration management
      investment objective                                                          -     During severe market downturns,
-     Mortgage-backed and asset-backed                                                    the Fund has the option of
      securities (securities                                                              investing up to 100% of assets
      representing an interest in, or                                                     in high quality short-term
      secured by, a pool of mortgages                                                     instruments
      or other assets such as                                                       -     The adviser monitors interest
      receivables) and direct                                                             rate trends, as well as
      mortgages could generate capital                                                    geographic and demographic
      losses or periods of low yields                                                     information related to
      if they are paid off                                                                mortgage-backed securities and
      substantially earlier or later                                                      mortgage prepayments
      than anticipated

CREDIT QUALITY
 -     The default of an issuer would     -     Investment-grade bonds have a       -     The Fund maintains its own
       leave the Fund with unpaid               lower risk of default                     policies for balancing credit
       interest or principal              -     Junk bonds offer higher yields            quality against potential yields
 -     Junk bonds (those rated BB/Ba or         and higher potential gains                and gains in light of its
       lower) have a higher risk of                                                       investment goals
       default, tend to be less liquid,                                             -     The adviser develops its own
       and may be more difficult to                                                       ratings of unrated securities
       value                                                                              and makes a credit quality
                                                                                          determination for unrated
                                                                                          securities

FOREIGN INVESTMENTS
-     The Fund could lose money           -     Foreign bonds, which represent a    -     Foreign bonds may be a
      because of foreign government             major portion of the world's              significant investment for the
      actions, political instability,           fixed income securities, offer            Fund
      or lack of adequate and accurate          attractive potential performance    -     To the extent that the Fund
      information                               and opportunities for                     invests in foreign bonds, it may
-     Currency exchange rate movements          diversification                           manage the currency exposure of
      could reduce gains or create        -     Favorable exchange rate                   its foreign investments relative
      losses                                    movements could generate gains            to its benchmark, and may hedge
-     Currency and investment risks             or reduce losses                          a portion of its foreign
      tend to be higher in emerging       -     Emerging markets can offer                currency exposure into the U.S.
      markets                                   higher returns                            dollar from time to time (see
                                                                                          also "Derivatives"); these
                                                                                          currency management techniques
                                                                                          may not be available for certain
                                                                                          emerging markets investments

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-     When the Fund buys securities       -     The Fund can take advantage of      -     The Fund segregates liquid
      before issue or for delayed               attractive transaction                    assets to offset leverage risk
      delivery, it could be exposed to          opportunities
      leverage risk if it does not
      segregate liquid assets

-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-     The Fund could underperform its     -     The Fund could outperform its       -     The adviser focuses its active
      benchmark due to its sector,              benchmark due to these same               management on those areas where
      securities or duration choices            choices                                   it believes its commitment to
                                                                                          research can most enhance
                                                                                          returns and manage risks in a
                                                                                          consistent way

DERIVATIVES
-     Derivatives such as futures,        -     Hedges that correlate well with     -     The Fund uses derivatives, such
      options, swaps and forward                underlying positions can reduce           as futures, options, swaps and
      foreign currency contracts(1)             or eliminate losses at low cost           forward foreign currency
      that are used for hedging the       -     The Fund could make money and             contracts for hedging and for
      portfolio or specific securities          protect against losses if                 risk management (i.e., to adjust
      may not fully offset the                  management's analysis proves              duration or yield curve
      underlying positions and this             correct                                   exposure, or to establish or
      could result in losses to the       -     Derivatives that involve                  adjust exposure to particular
      Fund that would not have                  leverage could generate                   securities, markets, or
      otherwise occurred                        substantial gains at low cost             currencies); risk management may
-     Derivatives used for risk                                                           include management of the Fund's
      management may not have the                                                         exposure relative to its
      intended effects and may result                                                     benchmark
      in losses or missed                                                           -     The Fund only establishes hedges
      opportunities                                                                       that it expects will be highly
-     The counterparty to a                                                               correlated with underlying
      derivatives contract could                                                          positions
      default                                                                       -     While the Fund may use
-     Certain types of derivatives                                                        derivatives that incidentally
      involve costs to the Fund which                                                     involve leverage, it does not
      can reduce returns                                                                  use them for the specific
-     Derivatives that involve                                                            purpose of leveraging its
      leverage could magnify losses                                                       portfolio
-     Derivatives used for non-hedging
      purposes could cause losses that
      exceed the original investment
-     Derivatives may, for tax
      purposes, affect the character
      of gain and loss realized by the
      Fund, accelerate recognition of
      income to the Fund, affect the
      holding period of the Fund's
      assets and defer recognition of
      certain of the Fund's losses

SECURITIES LENDING
-     When the Fund lends a security,     -     The Fund may enhance income         -     The adviser maintains a list of
      there is a risk that the loaned           through the investment of the             approved borrowers
      securities may not be returned            collateral received from the        -     The Fund receives collateral
      if the borrower or the lending            borrower                                  equal to at least 100% of the
      agent defaults                                                                      current value of securities
-     The collateral will be subject                                                      loaned plus accrued interest
      to the risks of the securities                                                -     The lending agents indemnify the
      in which it is invested                                                             Fund against borrower default
                                                                                    -     The adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to
                                                                                          minimize losses
                                                                                    -     Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period

ILLIQUID HOLDINGS
-     The Fund could have difficulty      -     These holdings may offer more       -     The Fund may invest more than
      valuing these holdings precisely          attractive yields or potential            15% of net assets in illiquid
-     The Fund could be unable to sell          growth than comparable widely             holdings
      these holdings at the time or             traded securities                   -     To maintain adequate liquidity
      price desired                                                                       to meet redemptions, the Fund
                                                                                          may hold investment-grade
                                                                                          short-term instruments
                                                                                          (including repurchase agreements
                                                                                          and reverse repurchase
                                                                                          agreements) and, for temporary
                                                                                          or extraordinary purposes, may
                                                                                          borrow from banks up to 33 1/3%
                                                                                          of the value of its total assets
                                                                                          or draw on a line of credit

SHORT-TERM TRADING
-     Increased trading would raise       -     The Fund could realize gains in     -     The Fund may use short-term
      the Fund's transaction costs              a short period of time                    trading to take advantage of
-     Increased short-term capital        -     The Fund could protect against            attractive or unexpected
      gains distributions would raise           losses if a bond is overvalued            opportunities or to meet demands
      shareholders' income tax                  and its value later falls                 generated by shareholder
      liability                                                                           activity
                                                                                    -     The Fund's Portfolio Turnover
                                                                                          Rate for the fiscal year ended
                                                                                          10/31/01 was 423%



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through four fiscal years or periods, as applicable. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request.

JPMorgan BOND FUND^@

                                                                         Year         Year         Year     12/15/97~
                                                                        Ended        Ended        Ended      Through
PER SHARE OPERATING PERFORMANCE:                                     10/31/01     10/31/00     10/31/99     10/31/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   9.47     $   9.46     $  10.02     $   9.88
--------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                               0.54+        0.64         0.60         0.53
     Net gain or loss in securities (both realized and
     unrealized)                                                         0.72        (0.02)       (0.57)        0.16
                                                                     --------      -------     --------     --------
     Total from investment operations                                    1.26         0.62         0.03         0.69
   Less distributions:
     Dividends from net investment income                               (0.62)       (0.61)       (0.59)       (0.55)
     Distributions from capital gains                                   (0.02)          --           --           --
                                                                     --------      -------     --------     --------
   Total distributions                                                  (0.64)       (0.61)       (0.59)       (0.55)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  10.09     $   9.47     $   9.46     $  10.02
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           13.63%        6.92%        0.28%        7.17%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $    598     $    466     $    299     $    128
--------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------
     Net expenses                                                       0.37%        0.35%        0.36%        0.37%
--------------------------------------------------------------------------------------------------------------------
     Net investment income                                              6.08%        6.49%        6.08%        6.28%
--------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits      0.47%        0.42%        0.49%        0.60%
--------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements
     and earnings credits                                               5.98%        6.42%        5.95%        6.05%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                 423%         531%         465%         115%
--------------------------------------------------------------------------------------------------------------------


^     Formerly J. P. Morgan Institutional Bond Fund - Ultra.
~     Commencement of offering of class of shares.
* Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
#     Short periods have been annualized.

@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split

+     Calculated based upon average shares outstanding.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-07342.

        (C) 2002 JPMorgan Chase & Co. All Rights Reserved. February 2002


                                                                      PR-FBU-302

                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INTERNATIONAL
EQUITY FUNDS

CLASS A AND CLASS B SHARES


FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND (CLASS A, CLASS B AND CLASS C)

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND

FLEMING JAPAN FUND







                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION HAS NOT APPROVED OR
                                             DISAPPROVED OF THESE SECURITIES OR
                                             DETERMINED IF THIS PROSPECTUS IS
                                             TRUTHFUL OR COMPLETE. ANY
                                             REPRESENTATION TO THE CONTRARY IS A
                                             CRIMINAL OFFENSE.




                                             [LOGO]JPMORGAN FLEMING
                                                   ASSET MANAGEMENT

CONTENTS


Fleming Emerging Markets Equity Fund                1

Fleming European Fund                               8

Fleming International Opportunities Fund           15

Fleming International Value Fund                   22

Fleming Japan Fund                                 29

The Funds' Management and Administration           36

How Your Account Works                             38

   Know Which Classes to Buy                       38

   About Sales Charges                             38

   Buying Fund Shares                              40

   Selling Fund Shares                             41

   Exchanging Fund Shares                          42

   Other Information Concerning the Funds          43

   Distributions and Taxes                         43

Shareholder Services                               45

Risk and Reward Elements                           46

Financial Highlights                               48

How To Reach Us                            Back cover

JPMorgan FLEMING EMERGING MARKETS EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in investments of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe. The Fund primarily invests in equities. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies.

That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR RETURNS*,(1),(2)

[CHART]

1994              7.58%
1995            -10.03%
1996              8.50%
1997             -7.63%
1998            -30.79%
1999             59.10%
2000            -30.36%
2001             -4.67%


BEST QUARTER                25.83%

                 4th quarter, 1999

WORST QUARTER              -23.69%

                 2nd quarter, 1998



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001*,(1),(2)


                                            1 YEAR       5 YEARS     LIFE OF FUND
----------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES       -10.17        -8.65         -4.70

 CLASS A SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                           -10.67        -9.34         -5.28

 CLASS A SHARES - RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES       -6.20        -6.97         -3.87

 CLASS B SHARES - RETURN BEFORE TAXES        -9.20        -7.89         -4.02

 MSCI EMERGING MARKETS EQUITY FREE
 INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                    -2.37        -5.74         -2.61


The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES FROM 9/10/01 THROUGH 9/28/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART). RETURNS FOR THE PERIOD THROUGH 9/10/01 REFLECT PERFORMANCE OF FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES AND THE FORMER FEEDER.
(1) THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE BENCHMARK IS FROM 11/30/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*        5.75%              NONE

 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
 AS LOWER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                              NONE               5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                   CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   1.00               1.00

 DISTRIBUTION (RULE 12b-1) FEES                    0.25               0.75

 SHAREHOLDER SERVICE FEES                          0.25               0.25

 OTHER EXPENSES(1)                                 0.85               0.85
-------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          2.35               2.85

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.35)             (0.35)
-------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   2.00               2.50

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES* ($)            766         1,235       1,728       3,081

 CLASS B SHARES** ($)           753         1,150       1,673       3,032***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES ($)             253         850         1,473       3,032***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING EUROPEAN FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments may take the form of depositary receipts. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Under normal market conditions the Fund is permitted to invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited, seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified as defined in the Investment Company Act of 1940.

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past year, five years and the life of the Fund. It compares that performance to Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1)(2)

[CHART]

1996               28.10%
1997               21.38%
1998               28.17%
1999               36.06%
2000              -14.73%
2001              -12.35%

BEST QUARTER               33.36%

                4th quarter, 1999

WORST QUARTER             -16.97%

                3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for the periods ended December 31, 2001*,(1),(2)


                                              1 YEAR         5 YEARS       LIFE OF FUND
-----------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES         -17.39         8.33          11.40

 CLASS A SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                             -17.39         6.64           9.35

 CLASS A SHARES - RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES        -10.59         6.25           8.62

 CLASS B SHARES - RETURN BEFORE TAXES         -17.40         8.55          11.68

 CLASS C SHARES - RETURN BEFORE TAXES         -13.88         8.82          11.66

 MSCI EUROPE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)       -19.90         6.24           9.01

 LIPPER EUROPEAN FUNDS INDEX (REFLECTS
 NO DEDUCTION FOR TAXES)                      -22.67         7.16          10.11


The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* CLASS C SHARES WERE FIRST OFFERED ON 11/1/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND. DURING THOSE PERIODS, THE ACTUAL RETURNS OF CLASS C SHARES WOULD HAVE BEEN HIGHER OR THE SAME AS THOSE SHOWN DEPENDING UPON WHETHER THE CONTINGENT DEFERRED SALES CHARGE WAS APPLICABLE.
(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses for the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
--------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE*            5.75%              NONE                NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                 NONE               5.00%               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                     CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
--------------------------------------------------------------------------------------------
 MANAGEMENT FEE                      0.65               0.65                0.65

 DISTRIBUTION (RULE 12b-1) FEES      0.25               0.75                0.75

 SHAREHOLDER SERVICE FEE             NONE               0.25                0.25

 OTHER EXPENSES(1)                   1.17               1.17                1.17
--------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES            2.07               2.82                2.82

 FEE WAIVER AND
 EXPENSE REIMBURSEMENT(2)            (0.32)             (0.32)              (0.32)
--------------------------------------------------------------------------------------------
 NET EXPENSES(2)                     1.75               2.50                2.50

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.75%, 2.50% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/03 and total operating expenses thereafter.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS    5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES* ($)            743         1,157      1,597       2,813

 CLASS B SHARES** ($)           753         1,144      1,661       2,945***

 CLASS C SHARES** ($)           353           844      1,461       3,124

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS    5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES ($)             253         844        1,461       2,945***

 CLASS C SHARES ($)             253         844        1,461       3,124

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in investments of developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B Shares. If the load's were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

[CHART]

1998              3.47%
1999             40.05%
2000            -16.40%
2001            -19.88%

BEST QUARTER                21.81%

                 4th quarter, 1998

 WORST QUARTER             -21.38%

                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)


                                                          1 YEAR      LIFE OF FUND
-----------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES                     -24.50      -1.52

 CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -25.34      -2.34

 CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                                  -14.91      -1.52

 CLASS B SHARES - RETURN BEFORE TAXES                     -23.99      -0.71

 MSCI ALL COUNTRY WORLD INDEX FREE (EX - U.S.)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      -19.50       0.93


The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE FROM 2/26/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE FORMER FEEDER.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The estimated expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                    5.75%             NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) CLASS A SHARES CLASS B SHARES

                                           CLASS A SHARES    CLASS B SHARES
----------------------------------------------------------------------------------
 MANAGEMENT FEES                                0.60           0.60

 DISTRIBUTION (RULE 12b-1) FEES                 0.25           0.75

 SHAREHOLDER SERVICE FEES                       0.25           0.25

 OTHER EXPENSES(1)                              0.80           0.80
----------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                       1.90           2.40

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)        NONE           NONE
----------------------------------------------------------------------------------
 NET EXPENSES(2)                                1.90           2.40

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.90% AND 2.40%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)             757        1,138       1,542       2,669

 CLASS B SHARES**($)            743        1,048       1,480       2,613***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)              243        748         1,280       2,613***


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney PMI Value EPAC Index (SSB PMI Value EPAC Index), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.



[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB Value Index and the MSCI EAFE Index, widely recognized market benchmarks. The benchmark for the Fund will now be the SSB PMI Value EPAC Index which holds approximately 600 names. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after 8 years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

[CHART]

1992            -10.77%
1993             24.37%
1994              5.65%
1995              7.59%
1996              8.41%
1997              1.17%
1998             13.48%
1999             29.92%
2000            -18.05%
2001            -22.47%

BEST QUARTER                20.23%

                 4th quarter, 1998

WORST QUARTER              -18.05%

                 3rd quarter, 1998


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART IS BASED ON THE PERFORMANCE OF SELECT CLASS SHARES FROM 9/10/01 THROUGH 9/28/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART) AND THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE FROM 10/4/93 TO 9/10/01. RETURNS FOR THE PERIOD 1/1/92 TO 10/3/93 REFLECT PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE RETAIL FEEDER'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES, THE FORMER
    FEEDER AND IT'S PREDECESSOR.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)


                                                 1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES           -27.08    -2.28      2.00

 CLASS A SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                -30.27    -5.74     -0.50

 CLASS A SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES        -16.47    -2.65      0.88

 CLASS B SHARES -- RETURN BEFORE TAXES           -27.57    -1.42      2.62

 SSB PMI VALUE EPAC INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)          -18.14     2.52      6.32

 SSB VALUE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                    -19.97     0.07      3.63

 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                    -21.49     0.89      4.46


The after-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES    CLASS B SHARES
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*        5.75%             NONE

 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
 AS LOWER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                              NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                  CLASS A SHARES    CLASS B SHARES
------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.60              0.60

 DISTRIBUTION (RULE 12b-1) FEES                    0.25              0.75

 SHAREHOLDER SERVICE FEES                          0.25              0.25

 OTHER EXPENSES(1)                                 0.70              0.70
------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          1.80              2.30

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.35)            (0.35)
------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.45              1.95

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.45% AND 1.95%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS A SHARES* ($)            714        1,077       1,463       2,542

 CLASS B SHARES** ($)           698        985         1,398       2,483***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS B SHARES ($)             198        685         1,198       2,483***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING JAPAN FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of its Assets in equity securities of Japanese issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal market conditions, the Fund's adviser anticipates that most of the Fund's Assets will be invested in securities traded on Japanese markets.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

Under normal market conditions the Fund is permitted to invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (London) Limited, seeks to identify those industries where economic factors are likely to produce above-average growth rates. Then the adviser will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities from an issuer located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and the life of the Fund. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index and the Morgan Stanley Capital International (MSCI) Japan Index, two widely recognized market benchmarks, and the Lipper Japan Equity Funds Average.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1996              -11.10%
1997                1.63%
1998              -19.67%
1999               60.29%
2000              -33.91%
2001              -29.41%

BEST QUARTER                18.84%

                 2nd quarter, 1997

WORST QUARTER              -20.48%

                 3rd quarter, 2001


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1),(2)


                                               1 YEAR          5 YEARS        LIFE OF FUND
--------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES          -33.51          -10.47          -9.92

 CLASS A SHARES - RETURN AFTER
 TAXES ON DISTRIBUTIONS                        -33.51          -10.87         -10.36

 CLASS A SHARES - RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES         -20.40           -8.07          -7.57

 CLASS B SHARES - RETURN BEFORE TAXES          -33.47          -10.31          -9.64

 MSCI JAPAN INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)        -29.40           -8.06          -8.48

 TOKYO STOCK EXCHANGE (TOPIX)
 1ST SECTION INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)        -19.59           -6.84          -5.78

 LIPPER JAPAN EQUITY FUNDS AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES)             -27.47           -4.48          -4.13


The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. CLASS B SHARES WERE FIRST OFFERED ON 11/3/95. PERFORMANCE OF THE BENCHMARKS IS FROM 11/30/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A AND B SHARES
The expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES     CLASS B SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE*                       5.75%              NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE               5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A SHARES      CLASS B SHARES
----------------------------------------------------------------------------------
 MANAGEMENT FEE                                 1.00                1.00

 DISTRIBUTION (RULE 12b-1) FEES                 0.25                0.75

 SHAREHOLDER SERVICE FEES                       NONE                0.25

 OTHER EXPENSES(1)                              8.03                9.24
----------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                       9.28                11.24

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (7.53)               (8.74)
----------------------------------------------------------------------------------
 NET EXPENSES(2)                                1.75                 2.50

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for Classes A and B of 1.75% and 2.50%, respectively, through 2/28/03 and 2.75% and 3.50%, respectively, thereafter through 2/28/12.

This example is for comparison only; the actual return of the Class A and B Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES* ($)            743        1,290       1,862       3,409

 CLASS B SHARES** ($)           753        1,281       1,932       3,540***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES ($)             253        981         1,732       3,540***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming European Fund and Fleming Japan Fund are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser for the Fleming European and Fleming Japan Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the sub-adviser to certain Funds. It makes the day-to-day investment decision for the Fleming European and Fleming Japan Funds. JPMFAM (USA) pays JPMFAM (London) a subadvisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ELZ9YAQ.

JPMIM, JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid the following management fees (net of waivers), expressed as a percentage of average daily net assets:

                                      FISCAL
 FUND                                 YEAR END     %
--------------------------------------------------------
 FLEMING EMERGING
 MARKET EQUITY FUND                   10/31        1.00

 FLEMING EUROPEAN FUND                10/31        0.65

 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND                   10/31        0.60

 FLEMING INTERNATIONAL
 VALUE FUND                           10/31        0.60

 FLEMING JAPAN FUND                   10/31        1.00


PORTFOLIO MANAGERS
FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and assistant director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information regarding Mr. Emmett and Ms. Sicat.

FLEMING INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

FLEMING JAPAN FUND
Mr. Jonathan Dobson is responsible for the management of the Fleming Japan Fund. Mr. Dobson is a senior portfolio manager based in London. Prior to April 2001, he was based in Tokyo. Mr. Dobson joined Jardine Fleming Securities in Tokyo in 1992.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of all the Funds, and Class A, Class B and Class C Shares of the Fleming European Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B or C Shares. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.


TOTAL SALES CHARGE FOR
THE FUNDS

                                         AS % OF THE   AS %
                                         OFFERING      OF NET
AMOUNT OF                                PRICE         AMOUNT
INVESTMENT                               PER SHARE     INVESTED
----------------------------------------------------------------
LESS THAN $100,000                       5.75          6.10

$100,000 BUT UNDER $250,000              3.75          3.90

$250,000 BUT UNDER $500,000              2.50          2.56

$500,000 BUT UNDER $1 MILLION            2.00          2.04

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
----------------------------------
 1         5%

 2         4%

 3         3%

 4         3%

 5         2%

 6         1%

 7         NONE

 8         NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each such Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to each such Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782


MINIMUM INVESTMENTS

 TYPE OF                  INITIAL          ADDITIONAL
 ACCOUNT                  INVESTMENT       INVESTMENTS
--------------------------------------------------------
 REGULAR ACCOUNT          $2,500           $100

 SYSTEMATIC
 INVESTMENT PLAN(1)       $1,000           $100

 IRAS                     $1,000           $100

 SEP-IRAS                 $1,000           $100

 EDUCATION IRAS           $  500           $100

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O.Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and performance   - Stocks have generally              - Under normal circumstances each Fund plans to
  will fluctuate in response to stock         outperformed more stable             remain fully invested in accordance with its
  market movements                            investments (such as bonds and       policies. Equity investments may include common
- The value of most bonds will fall when      cash equivalents) over the           stocks, convertible securities, preferred stocks,
  interest rates rise; the longer a           long term                            depositary receipts (such as ADRs and EDRs),
  bond's maturity and the lower its         - Foreign investments, which           trust or partnership interests, warrants, rights,
  credit quality, the more its value          represent a major portion of the     and investment company securities
  typically falls                             world's securities, offer          - Each Fund seeks to limit risk and enhance
- A Fund could lose money because of          attractive potential performance     performance through active management, country
  foreign government actions, political       and opportunities for                allocation and diversification
  instability, or lack of adequate and/or     diversification                    - During severe market downturns, the Funds have
  accurate information                      - Most bonds will rise in value        the option of investing up to 100% of assets in
- Investment risks tend to be higher in       when interest rates fall             high quality short-term instruments
  emerging markets. These markets also      - Foreign bonds, which represent a
  present higher liquidity and valuation      major portion of the world's
  risks                                       fixed income securities, offer
- Adverse market conditions may from time     attractive potential performance
  to time cause a Fund to take temporary      and opportunities for
  defensive positions that are                diversification
  inconsistent with its principal           - Emerging markets can offer
  investment strategies and may hinder a      higher returns
  Fund from achieving its investment
  objective

MANAGEMENT CHOICES
- Each Fund could underperform its          - Each Fund could outperform its     - The advisers focus their active management on
  benchmark due to its securities choices     benchmark due to these same          securities selection, the area where they believe
  and other management decisions              choices                              their commitment to research can most enhance
                                                                                   returns

FOREIGN CURRENCIES
- Currency exchange rate movements could    - Favorable exchange rate movements  - Except as noted earlier in this prospectus, each
  reduce gains or create losses               could generate gains or reduce       Fund manages the currency exposure of its foreign
- Currency risks tend to be higher in         losses                               investments relative to its benchmark and may
  emerging markets; these markets also                                             hedge a portion of its foreign currency exposure
  present higher liquidity and                                                     into the U.S. dollar from time to time (see also
  valuation risks                                                                  "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before       - A Fund can take advantage of        - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it could    attractive transaction                leverage risk
  be exposed to leverage risk if it does     opportunities
  not segregate liquid assets

POTENTIAL RISKS                             POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,     - Hedges that correlate well with    - Each Fund uses derivatives for hedging and for
  swaps, and forward foreign currency         underlying positions can reduce      risk management (i.e., to establish or adjust
  contracts(1) that are used for hedging      or eliminate losses at low cost      exposure to particular securities, markets or
  the portfolio or specific securities      - The Funds could make money and       currencies); risk management may include
  may not fully offset the underlying         protect against losses if the        management of such Fund's exposure relative to
  positions and this could result in          investment analysis proves           its benchmark.
  losses to a Fund that would not have        correct                            - Each Fund only establishes hedges that it expects
  otherwise occurred                        - Derivatives that involve             will be highly correlated with underlying
- Derivatives used for risk management        leverage could generate              positions
  or for certain Funds to increase the        substantial gains at low cost      - The Funds may use derivatives to increase income
  Fund's gain may not have the intended                                            or gain
  effects and may result in losses or
  missed opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that exceed
  the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses

SECURITIES LENDING
- When a Fund lends a security, there is    - A Fund may enhance income through  - Each adviser maintains a list of approved
  a risk that the loaned securities may       the investment of the collateral     borrowers
  not be returned if the borrower or the      received from the borrower         - Each Fund receives collateral equal to at least
  lending agent defaults                                                           100% of the current value of securities loaned
- The collateral will be subject to the                                            plus accrued interest
  risks of the securities in which it is                                         - The lending agents indemnify the Funds against
  invested                                                                         borrower default
                                                                                 - The advisers' collateral investment guidelines
                                                                                   limit the quality and duration of collateral
                                                                                   investment to minimize losses
                                                                                 - Upon recall, the borrower must return the
                                                                                   securities loaned within the normal settlement
                                                                                   period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing      - These holdings may offer more      - No Fund may invest more than 15% of net assets in
  these holdings precisely                    attractive yields or potential       illiquid holdings
- A Fund could be unable to sell these        growth than comparable widely      - To maintain adequate liquidity to meet
  holdings at the time or price it            traded securities                    redemptions, each Fund may hold high quality
  desires                                                                          short-term instruments (including repurchase
                                                                                   agreements and reverse repurchase agreements)
                                                                                   and for temporary or extraordinary purposes, may
                                                                                   borrow from banks up to 33 1/3% of the value of
                                                                                   its total assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's    - A Fund could realize gains in a    - Each Fund generally avoids short-term trading,
  brokerage and related costs                 short period of time                 except to take advantage of attractive or
- Increased short-term capital gains        - A Fund could protect against         unexpected opportunities or to meet demands
  distributions could raise shareholders'     losses if a stock is overvalued      generated by shareholder activity
  income tax liability                        and its value later falls          - The Funds' portfolio turnover rates for the most
                                                                                   recent fiscal year are listed below:
                                                                                   Fleming Emerging Markets Equity Fund: 76%
                                                                                   Fleming European Fund: 564%
                                                                                   Fleming International Opportunities Fund: 110%
                                                                                   (for the period 9/10/01 through 10/31/01)
                                                                                   Fleming International Value Fund: 85%
                                                                                   Fleming Japan Fund: 196%

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, L.L.P., whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND(1)


                                                                                          CLASS A               CLASS B
                                                                                        ----------------------------------
                                                                                         09/28/01(2)           09/28/01(2)
                                                                                           THROUGH               THROUGH
                                                                                          10/31/01              10/31/01
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $4.88                 $4.88
   Income from investment operations:
     Net investment income                                                                (0.01)(3)             (0.01)(3)
     Net gains or losses in securities (both realized and unrealized)                          0.27                  0.26
                                                                                        -----------           -----------
     Total from investment operations                                                          0.26                  0.25
   Distributions to shareholders from:
     Dividends from net investment income                                                        --                    --
     Distributions from capital gains                                                            --                    --
                                                                                        -----------           -----------
     Total dividends and distributions                                                           --                    --
Net asset value, end of period                                                                $5.14                 $5.13

TOTAL RETURN(4)                                                                               5.33%                 5.12%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                         $11                   $11

RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)                                                                                2.00%                 2.50%
   Net investment income(5)                                                                 (1.53%)               (2.00%)
   Expenses without waivers and reimbursements(5)                                         12.12%(7)             12.62%(7)
   Net investment income without waivers and reimbursements(5)                          (11.65%)(7)           (12.12%)(7)
Portfolio turnover rate(6)                                                                      76%                   76%


(1) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based on average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Not Annualized.
(7) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN FLEMING EUROPEAN FUND(1)


                                                                                                        CLASS A
                                                                                ----------------------------------------------------
                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                ----------------------------------------------------
                                                                                  2001        2000        1999      1998      1997
                                                                                --------   ---------   ---------  --------  --------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $17.87      $16.52      $14.47    $14.10    $11.99
   Income from investment operations:
     Net investment income                                                       0.02(2)   (0.12)(2)   (0.06)(2)      0.15      0.05
     Net gains or losses in securities (both realized and unrealized)             (3.24)        1.83        2.31      2.16      3.01
                                                                                --------   ---------   ---------  --------  --------
     Total from investment operations                                             (3.22)        1.71        2.25      2.31      3.06
   Distributions to shareholders from:
     Dividends from net investment income                                             --          --        0.09      0.22      0.10
     Distributions from capital gains                                               1.69        0.36        0.11      1.72      0.85
                                                                                --------   ---------   ---------  --------  --------
   Total dividends and distributions                                                1.69        0.36        0.20      1.94      0.95
Net asset value, end of period                                                    $12.96      $17.87      $16.52    $14.47    $14.10

TOTAL RETURN(3)                                                                 (19.49%)      10.13%      15.60%    18.71%    28.19%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                          $32,317     $75,801     $47,759   $33,743   $12,965

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                        1.75%       1.74%       1.74%     1.74%     1.75%
   Net investment income                                                           0.17%     (0.60%)     (0.40%)   (0.07%)     0.32%
   Expenses without waivers, reimbursements and earnings credits                   2.07%       1.95%       2.06%     2.38%     2.84%
   Net investment income without waivers, reimbursements and earnings credits    (0.15%)     (0.81%)     (0.72%)   (0.71%)   (0.77%)
Portfolio turnover rate                                                             564%        161%        149%      183%      170%


(1) Formerly Chase Vista European Fund.
(2) Calculated based on average shares outstanding.
(3) Total return figures do not include the effect of any front-end sales load.

                                                                                                        CLASS B
                                                                                ----------------------------------------------------
                                                                                                YEAR ENDED OCTOBER 31,
                                                                                ----------------------------------------------------
                                                                                  2001        2000        1999      1998      1997
                                                                                --------   ---------   ---------  --------  --------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $17.38      $16.18      $14.24    $13.93    $11.93
   Income from investment operations:
     Net investment income                                                     (0.09)(2)   (0.27)(2)   (0.18)(2)      0.08      0.04
     Net gains or losses in securities (both realized and unrealized)             (3.12)        1.83        2.26      2.10      2.89
                                                                                --------   ---------   ---------  --------  --------
     Total from investment operations                                             (3.21)        1.56        2.08      2.18      2.93
   Distributions to shareholders from:
     Dividends from net investment income                                             --          --        0.03      0.15      0.08
     Distributions from capital gains                                               1.69        0.36        0.11      1.72      0.85
                                                                                --------   ---------   ---------  --------  --------
   Total dividends and distributions                                                1.69        0.36        0.14      1.87      0.93
Net asset value, end of period                                                    $12.48      $17.38      $16.18    $14.24    $13.93

TOTAL RETURN(3)                                                                 (20.03%)       9.40%      14.66%    17.89%    27.25%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                          $10,905     $18,546     $10,038    $9,457    $2,218

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                        2.50%       2.49%       2.51%     2.50%     2.51%
   Net investment income                                                         (0.62%)     (1.35%)     (1.12%)   (0.75%)   (0.30%)
   Expenses without waivers, reimbursements and earnings credits                   2.82%       2.69%       2.83%     2.91%     3.58%
   Net investment income without waivers, reimbursements and earnings credits    (0.94%)     (1.55%)     (1.44%)   (1.16%)   (1.37%)
Portfolio turnover rate                                                             564%        161%        149%      183%      170%


(1) Formerly Chase Vista European Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any deferred sales load.

                                                                                                 CLASS C
                                                                                    ----------------------------------
                                                                                         YEAR       YEAR   11/01/98(2)
                                                                                        ENDED      ENDED       THROUGH
                                                                                     10/31/01   10/31/00      10/31/99
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $17.37     $16.19        $14.24
   Income from investment operations:
     Net investment income                                                          (0.08)(3)  (0.26)(3)     (0.08)(3)
     Net gains or losses in securities (both realized and unrealized)                  (3.13)       1.80          2.17
                                                                                    ---------  ---------     ---------
     Total from investment operations                                                  (3.21)       1.54          2.09
   Distributions to shareholders from:
     Dividends from net investment income                                                  --         --          0.03
     Distributions from capital gains                                                    1.69       0.36          0.11
                                                                                    ---------  ---------     ---------
   Total dividends and distributions                                                     1.69       0.36          0.14
Net asset value, end of period                                                         $12.47     $17.37        $16.19

TOTAL RETURN(4)                                                                      (20.04%)      9.27%        14.73%
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                $2,922     $4,229        $1,460

RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)                                                                          2.50%      2.49%         2.51%
   Net investment income(5)                                                           (0.55%)    (1.33%)       (0.61%)
   Expenses without waivers, reimbursements and earnings credits(5)                     2.82%      2.67%         2.83%
   Net investment income without waivers, reimbursements and earnings credits(5)      (0.87%)    (1.51%)       (0.93%)
Portfolio turnover rate(6)                                                               564%       161%          149%


(1) Formerly Chase Vista European Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any deferred sales load.
(5) Short periods have been annualized.
(6) Not Annualized.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND(1)


                                                                                 CLASS A        CLASS B
                                                                               09/10/01(2)    09/10/01(2)
                                                                                 THROUGH        THROUGH
                                                                                 10/31/01       10/31/01
                                                                                ---------      ---------
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $9.18          $9.18
   Income from investment operations:
     Net investment income                                                      (0.01)(3)      (0.01)(3)
     Net gains or losses in securities (both realized and unrealized)              (0.54)         (0.54)
                                                                                ---------      ---------
     Total from investment operations                                              (0.55)         (0.55)
   Distributions to shareholders from:
     Dividends from net investment income                                              --             --
     Distributions from capital gains                                                  --             --
                                                                                ---------      ---------
   Total dividends and distributions                                                   --             --
Net asset value, end of period                                                      $8.63          $8.63

TOTAL RETURN(4)                                                                   (5.99%)        (5.99%)
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                           $21,237         $2,950

RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)                                                                      1.90%          2.40%
   Net investment income(5)                                                       (0.48%)        (0.95%)
   Expenses without waivers and reimbursements(5)                                   1.90%          2.40%
   Net investment income without waivers and reimbursements(5)                    (0.48%)        (0.95%)
Portfolio turnover rate(6)                                                           110%           110%


(1) Formerly J.P. Morgan Institutional International Opportunities Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based on average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Not Annualized.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND(1)


                                                                                   CLASS A            CLASS B
                                                                               09/28/01(3)        09/28/01(3)
                                                                                   THROUGH            THROUGH
PER SHARE OPERATING PERFORMANCE:                                                  10/31/01           10/31/01
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $8.12              $8.12
   Income from investment operations:
     Net investment income                                                       (0.01)(4)          (0.01)(4)
     Net gains or losses in securities (both realized and unrealized)                 0.16               0.17
                                                                               -----------        -----------
     Total from investment operations                                                 0.15               0.16
   Distributions to shareholders from:
     Dividends from net investment income                                               --                 --
     Distributions from capital gains                                                   --                 --
                                                                               -----------        -----------
     Total dividends and distributions                                                  --                 --
Net asset value, end of period                                                       $8.27              $8.28

TOTAL RETURN                                                                         1.85%              1.97%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $10                $10

RATIOS TO AVERAGE NET ASSETS(2):
     Expenses                                                                        1.45%              1.95%
     Net investment income                                                         (0.89%)            (1.15%)
     Expenses without reimbursement                                              11.06%(5)          11.58%(5)
     Net investment income without reimbursements                              (10.50%)(5)        (10.78%)(5)
Portfolio Turnover                                                                     85%                85%


(1) Formerly J.P. Morgan Institutional International Equity Fund.
(2) Short periods have been annualized.
(3) Commencement of offering of class of shares.
(4) Calculated based on average shares outstanding.
(5) Due to the size of net assets and fixed expense ratios may appear disproportionate with other classes.

JPMORGAN FLEMING JAPAN FUND(1)

                                                                                                   CLASS A
                                                                            ----------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                            ----------------------------------------------------
                                                                               2001       2000       1999       1998       1997
                                                                            ---------  ---------  ---------   --------   -------
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $8.12      $9.84      $6.41      $9.52     $9.42
   Income from investment operations:
     Net investment income                                                  (0.08)(2)  (0.15)(2)  (0.07)(2)       0.27      0.08
     Net gains or losses in securities (both realized and unrealized)          (2.75)     (1.57)       3.50     (2.91)      0.24
                                                                            ---------  ---------  ---------   --------   -------
     Total from investment operations                                          (2.83)     (1.72)       3.43     (2.64)      0.32
   Distributions to shareholders from:
     Dividends from net investment income                                          --         --         --       0.26      0.22
     Distributions from capital gains                                              --         --         --         --        --
     Tax return of capital                                                         --         --         --       0.21        --
                                                                            ---------  ---------  ---------   --------   -------
   Total dividends and distributions                                               --         --         --       0.47      0.22
Net asset value, end of period                                                  $5.29      $8.12      $9.84      $6.41     $9.52

TOTAL RETURN(3)                                                              (34.85%)   (17.48%)     53.51%   (28.98%)     3.49%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                          $751     $2,448     $4,260     $1,770    $5,008

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                     1.75%      1.77%      1.74%      1.76%     1.75%
   Net investment income                                                      (1.22%)    (1.54%)    (0.88%)    (0.56%)   (0.30%)
   Expenses without waivers, reimbursements and earnings credits                9.28%      5.49%      5.44%      3.79%     2.89%
   Net investment income without waivers, reimbursements and earnings
    credits reimbursements                                                    (8.75%)    (5.26%)    (4.58%)    (2.59%)   (1.44%)
Portfolio turnover rate                                                          196%       123%       133%       212%      217%


(1) Formerly Chase Vista Japan Fund.
(2) Calculated based on average shares outstanding.
(3) Total return figures do not include the effect of any front-end sales load.

                                                                                                       CLASS B
                                                                                ----------------------------------------------------
                                                                                                YEAR ENDED OCTOBER 31,
                                                                                ----------------------------------------------------
                                                                                   2001       2000       1999       1998       1997
                                                                                ---------  ---------  ---------   --------   -------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $7.93      $9.65      $6.32      $9.42     $9.35
   Income from investment operations:
     Net investment income                                                      (0.13)(2)  (0.22)(2)  (0.13)(2)       0.23    (0.05)
     Net gains or losses in securities (both realized and unrealized)              (2.67)     (1.50)       3.46     (2.90)      0.30
                                                                                ---------  ---------  ---------   --------   -------
     Total from investment operations                                              (2.80)     (1.72)       3.33     (2.67)      0.25
   Distributions to shareholders from:
     Dividends from net investment income                                              --         --         --       0.22      0.18
     Distributions from capital gains                                                  --         --         --         --        --
     Tax return of capital                                                             --         --         --       0.21        --
                                                                                ---------  ---------  ---------   --------   -------
   Total dividends and distributions                                                   --         --         --       0.43      0.18
Net asset value, end of period                                                      $5.13      $7.93      $9.65      $6.32     $9.42

TOTAL RETURN(3)                                                                  (35.31%)   (17.82%)     52.69%   (29.53%)     2.72%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                              $135       $322     $1,089       $391    $1,893

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                         2.47%      2.52%      2.49%      2.51%     2.51%
   Net investment income                                                          (1.92%)    (2.29%)    (1.67%)    (0.97%)   (5.73%)
   Expenses without waivers, reimbursements and earnings credits                   11.24%      6.14%      6.19%      4.52%     3.66%
   Net investment income without waivers, reimbursements and earnings credits    (10.69%)    (5.91%)    (5.37%)    (2.98%)   (6.88%)
Portfolio turnover rate                                                              196%       123%       133%       212%      217%


(1) Formerly Chase Vista Japan Fund.
(2) Calculated based on average shares outstanding.
(3) Total return figures do not include the effect of any deferred sales load.

                      This page intentionally left blank.

HOW TO REACH US


MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.





                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039





   The Funds' Investment Company Act File No. is 811-7342 except for JPMorgan
     Fleming European Fund and JPMorgan Fleming Japan Fund which is 811-5151

       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2002


                                                               PR-INTEQABC-901 X

                                                    PROSPECTUS FEBRUARY 28, 2002


--------------------------------------------------------------------------------
     JPMORGAN INTERNATIONAL
     EQUITY FUNDS

     INSTITUTIONAL CLASS SHARES

     FLEMING EMERGING MARKETS EQUITY FUND
     FLEMING EUROPEAN FUND

     FLEMING INTERNATIONAL OPPORTUNITIES FUND
     FLEMING INTERNATIONAL VALUE FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING LOGO]

CONTENTS
Fleming Emerging Markets Equity Fund                        1
Fleming European Fund                                       7
Fleming International Opportunities Fund                   13
Fleming International Value Fund                           19
The Funds' Management and Administration                   25
How Your Account Works                                     27
   Buying Fund Shares                                      27
   Selling Fund Shares                                     28
   Exchanging Fund Shares                                  28
   Other Information Concerning the Funds                  28
   Distributions and Taxes                                 29
Risk and Reward Elements                                   31
Financial Highlights                                       34
How To Reach Us                                    Back cover

JPMORGAN  FLEMING EMERGING MARKETS
          EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 31-33.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in investments of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe. The Fund primarily invests in equities. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

            YEAR-BY-YEAR RETURNS(1,2)
[CHART]

             1994          -7.19%
             1995          -9.68%
             1996           8.84%
             1997          -7.71%
             1998         -30.33%
             1999          59.40%
             2000         -30.23%
             2001          -4.12%

 BEST QUARTER       25.88%
                4th quarter, 1999
 WORST QUARTER     -23.56%
                2nd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2001(1,2)



                                                     1 YEAR     5 YEARS   LIFE OF FUND(1)
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES     -4.12      -7.27      -3.73

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                     -4.44      -8.34      -4.58

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES             -2.51      -5.98      -3.18

  MSCI EMERGING MARKETS EQUITY FREE INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)  -2.37      -5.74      -2.61



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE BENCHMARK IS FROM 11/30/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM INSTITUTIONAL CLASS ASSETS)
 MANAGEMENT FEES                                    1.00
 DISTRIBUTION (RULE 12b-1) FEES                     NONE
 SHAREHOLDER SERVICE FEES                           0.10
 OTHER EXPENSES(1)                                  0.62
----------------------------------------------------------
 TOTAL OPERATING EXPENSES                           1.72
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)           (0.27)
----------------------------------------------------------
 NET EXPENSES(2)                                    1.45
----------------------------------------------------------


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     148        459         853         1,959

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 31-33.

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Under normal market conditions the Fund is permitted to invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited, seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified as defined in the Investment Company Act of 1940.

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
-   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and life of the Fund. It compares that performance to Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

       YEAR-BY-YEAR RETURNS*,(1,2)

[CHART]

             1996          28.10%
             1997          21.38%
             1998          28.17%
             1999          36.06%
             2000         -14.73%
             2001         -12.35%

 BEST QUARTER        33.36%
                4th quarter, 1999
 WORST QUARTER      -16.97%
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001*,(1,2)



                                                   1 YEAR    5 YEAR   LIFE OF FUND(1)
 INSTITUTIONAL CLASS SHARES--RETURN BEFORE TAXES   -12.10     9.67      12.53

 INSTITUTIONAL CLASS SHARES--RETURN AFTER TAXES
 ON DISTRIBUTIONS                                  -12.10     7.96      10.45

 INSTITUTIONAL CLASS SHARES--RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES           -7.37     7.37       9.59

 MSCI EUROPE INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES AND TAXES)                               -19.90     6.24       9.01

 LIPPER EUROPEAN FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                              -22.67     7.16      10.11


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01, AND THE PERFORMANCE FIGURES IN THE BAR CHART, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND. THE CLASS A AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF INSTITUTIONAL CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.
(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE BENCHMARKS
    IS FROM 11/30/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                           0.65
 DISTRIBUTION (RULE 12b-1) FEES                            NONE
 SHAREHOLDER SERVICE FEES                                  0.10
 OTHER EXPENSES(1)                                         0.92
--------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                  1.67
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                  (0.67)
--------------------------------------------------------------------
 NET EXPENSES(2)                                           1.00
--------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.


EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual cost may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    102        318         707         1,796

JPMORGAN  FLEMING INTERNATIONAL
          OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 31-33.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund's assets are invested primarily in investments of developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade


[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-    ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the MSCI All Country World Index Free (Ex-U.S.), a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)
[CHART]

1998           3.83%
1999          39.90%
2000         -16.21%
2001         -19.06%


 BEST QUARTER        22.08%
                 4th quarter, 1998

 WORST QUARTER      -21.34%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001(1,2)


                                                        1 YEAR     LIFE OF FUND(1)
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES        -19.06       0.05

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                        -19.52      -0.63

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES                -11.61      -0.24

 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     -19.50       0.93


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 2/26/97. PERFORMANCE FOR THE BENCHMARK IS FROM 2/28/97.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR
INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                                       0.60
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.33
 ---------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.03
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.11)
 ---------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.92
 ---------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.92% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual Funds. The example assumes:
- $10,000 initial investment,
- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5YEARS      10 YEARS
  -------------------------------------------------------------------------
  YOUR COST ($)
  (WITH OR WITHOUT REDEMPTION)    94         293         535         1,228
  -------------------------------------------------------------------------

JPMORGAN FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 31-33.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney PMI Value EPAC Index (SSB PMI Value EPAC Index), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

[SIDENOTE]

 BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-    value characteristics such as P/B, P/E

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-    ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB Value Index and the MSCI EAFE Index, widely recognized market benchmarks. The benchmark for the Fund will now be the SSB PMI Value EPAC Index which holds approximately 600 names. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992         -10.77%
1993          24.52%
1994           6.00%
1995           7.96%
1996           8.48%
1997           1.46%
1998          13.62%
1999          30.22%
2000         -17.75%
2001         -21.29%

 BEST QUARTER       20.21%
                 4th quarter, 1998
 WORST QUARTER     -17.97%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001 *,(1)

                                                  1 YEAR     5 YEARS   10 YEARS
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES  -21.92     -0.73      2.89
-------------------------------------------------------------------------------
 INSITITUTIONAL CLASS SHARES-- RETURN AFTER
 TAXES ON DISTRIBUTIONS                            -22.39     -2.20      1.80
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN AFTER
 TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    -13.36     -0.94      2.01
-------------------------------------------------------------------------------
 SSB PMI VALUE EPAC INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                      -18.14      2.52      6.32
-------------------------------------------------------------------------------
 SSB VALUE INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                          -19.97      0.07      3.63
-------------------------------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                          -21.44      0.89      4.46
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was re-named "Institutional". The Fund's performance for the period 10/4/93 (commencement of operations) through 9/10/01 reflect the performance of the institutional feeder and returns for the period 1/1/92 to 10/3/93 reflect the performance of the Pierpont International Equity Fund, the Fund's predecessor. During these periods, the actual returns of the Institutional Shares would differ to the extent that the Fund's predecessors had higher expenses than Institutional Shares.

(1)  The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                       0.60
 DISTRIBUTION (RULE 12b-1) FEES                                        None
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.31
----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.01
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.06)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.95
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     97         302         539         1,218

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming European Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming Emerging Markets Equity, Fleming International Opportunities, and Fleming International Value Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser for the Fleming European Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the subadviser to the Fleming European Fund. It makes the day-to-day investment decisions for the Fleming European Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EL29YAQ.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                       FISCAL
 FUND                  YEAR END    %
--------------------------------------
FLEMING EMERGING
MARKET EQUITY FUND      10/31     1.00
--------------------------------------
FLEMING EUROPEAN FUND   10/31     0.65
--------------------------------------
FLEMING INTERNATIONAL
OPPORTUNITIES FUND      10/31     0.60
--------------------------------------
FLEMING INTERNATIONAL
VALUE FUND              10/31     0.60
--------------------------------------


PORTFOLIO MANAGERS

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information on Mr. Emmett and Ms. Sicat.

FLEMING INTERNATIONAL VALUE FUND

The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.


THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and capital gain at least annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS

FOREIGN AND OTHER MARKET CONDITIONS

- Each Fund's share price and performance will fluctuate in response to stock and bond market movements

- The value of most bonds will fall when interest rates rise; the longer a bonds' maturity and the lower its credit quality, the more its value typically falls

- A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

- Investment risks tend to be higher in emerging markets. These markets also present higher liquidity and valuation risks

- Adverse market conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

MANAGEMENT CHOICES

- Each Fund could underperform its benchmark due to its securities choices and other management decisions

FOREIGN CURRENCIES

-    Currency exchange rate movements could reduce gains or create losses

- Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

POTENTIAL REWARDS

FOREIGN AND OTHER MARKET CONDITIONS

- Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

- Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification

-    Most bonds will rise in value when interest rates fall

- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification

-    Emerging markets can offer higher returns

MANAGEMENT CHOICES

-    Each Fund could outperform its benchmark due to these same choices

FOREIGN CURRENCIES

-    Favorable exchange rate movements could generate gains or reduce losses

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-    A Fund can take advantage of attractive transaction opportunities

POLICIES TO BALANCE RISK AND REWARD

FOREIGN AND OTHER MARKET CONDITIONS

- Under normal circumstances each Fund plans to remain fully invested in accordance with its policies. Equity investments may include common stocks, convertible securities, preferred stocks, depositary receipts (such as ADRs and EDRs), trust or partnership interests, warrants, rights, and investment company securities

- Each Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

- During severe market downturns, the Funds have the option of investing up to 100% of assets in high quality short-term instruments


MANAGEMENT CHOICES
- The advisers focus their active management on securities selection, the area where they believe its commitment to research can most enhance returns

FOREIGN CURRENCIES

- Except as noted earlier in this prospectus, each Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-    Each Fund segregates liquid assets to offset leverage risk

POTENTIAL RISKS

DERIVATIVES

- Derivatives such as futures, options, swaps, and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

- Derivatives used for risk management or for certain Funds to increase a Fund's gain may not have the intended effects and may result in losses or missed opportunities

-    The counterparty to a derivatives contract could default

-    Derivatives that involve leverage could magnify losses

- Certain types of derivatives involve costs to a Fund which can reduce returns

- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

- Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund's assets and defer recognition of certain of a Fund's losses

SECURITIES LENDING

- When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

- The collateral will be subject to the risks of the securities in which it is invested

ILLIQUID HOLDINGS

-    A Fund could have difficulty valuing these holdings precisely

- A Fund could be unable to sell these holdings at the time or price it desires


POTENTIAL REWARDS

DERIVATIVES

- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

- The Funds could make money and protect against losses if the investment analysis proves correct

- Derivatives that involve leverage could generate substantial gains at low cost

SECURITIES LENDING

- A Fund may enhance income through the investment of the collateral received from the borrower

ILLIQUID HOLDINGS

- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

POLICIES TO BALANCE RISK AND REWARD

DERIVATIVES

- Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund's exposure relative to its benchmark

- Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

-    The Funds may use derivatives to increase income or gain

SECURITIES LENDING

-    Each adviser maintains a list of approved borrowers

- Each Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest

-    Each lending agents indemnify the Funds against borrower default

- Each adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

- Upon recall, the borrower must return the securities loaned within the normal settlement period

ILLIQUID HOLDINGS

-    No Fund may invest more than 15% of net assets in illiquid holdings

- To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements and reverse repurchase agreements) and for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

SHORT-TERM TRADING

-    Increased trading could raise a Fund's brokerage and related costs

- Increased short-term capital gains distributions could raise shareholders' income tax liability

POTENTIAL REWARDS

-    A Fund could realize gains in a short period of time

- A Fund could protect against losses if a stock is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

- Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

- The Funds' portfolio turnover rates for the most recent fiscal year are listed below:
       Fleming Emerging Markets Equity Fund: 76%
       Fleming European Fund:  564%
       Fleming International Opportunities Fund: 110%
       (for the period 12/01/00-10/31/01)
       Fleming International Value Fund: 85%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND(1)

                                                                                  YEAR      YEAR      YEAR      YEAR        YEAR
                                                                                 ENDED     ENDED     ENDED     ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                              10/31/01  10/31/00  10/31/99  10/31/98    10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $6.68     $7.22     $5.91     $9.86      $10.27
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                      0.07(5)   0.02      0.14      0.14(2)     0.11
      Net gains or losses in investments (both realized and unrealized)         (1.60)    (0.50)     1.68     (3.44)(2)   (0.43)
                                                                              -------   -------   -------   -------     -------

      Total from investment operations                                          (1.53)    (0.48)     1.82     (3.30)      (0.32)
   Distributions to shareholders from:
      Dividends from net investment income                                       0.01      0.06      0.51      0.13        0.09
      Distributions from capital gains                                             --        --        --      0.52          --
                                                                              -------   -------   -------   -------     -------
      Total dividends and distributions                                          0.01      0.06      0.51      0.65        0.09
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $5.14     $6.68     $7.22     $5.91      $ 9.86
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (22.98%)   (6.88%)   33.76%   (35.50%)     (3.15%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                      $67,335  $110,711  $131,046  $120,402    $306,381
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                                   1.45%     1.45%     1.42%     1.46%       1.37%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                      1.07%     0.46%     0.99%     1.43%       0.95%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                            1.64%     1.55%     1.52%     1.54%       1.37%#
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without reimbursements                               0.88%     0.36%     0.89%     1.35%       0.95%
--------------------------------------------------------------------------------------------------------------------------------
      Interest expense                                                             --        --4     0.02%     0.04%         --#
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                              76%       65%       87%       44%         55%
--------------------------------------------------------------------------------------------------------------------------------

(1)  FORMERLY J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
(2)  BASED ON AMOUNTS PRIOR TO STATEMENT OF POSITION 93-2 ADJUSTMENTS.

(3) PRIOR TO SEPTEMBER 10, 2001, THE PERCENTAGES REFLECT THE PORTFOLIO TURNOVER OF THE EMERGING MARKETS EQUITY PORTFOLIO, OF WHICH THE FUND INVESTED ALL OF ITS INVESTABLE ASSETS.
(4)  LESS THAN 0.005%.
(5)  BASED ON AVERAGE SHARES OUTSTANDING.

JPMORGAN FLEMING EUROPEAN FUND(1)

                                                                                      9/10/01(2)
                                                                                      THROUGH
                                                                                      10/31/01
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $13.14
--------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                             (0.05)(3)
      Net gains or losses in securities (both realized and unrealized)                  (0.10)
                                                                                      -------
      Total from investment operations                                                  (0.15)

   Distributions to shareholders from:

      Dividends from net investment income                                                 --
      Distributions from capital gains                                                     --
                                                                                      -------
      Total dividends and distributions                                                    --
--------------------------------------------------------------------------------------------------

Net asset value, end of period                                                         $12.99
--------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                            (1.14%)
==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                               $4,740
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------
      Expenses(5)                                                                        1.00%
--------------------------------------------------------------------------------------------------
      Net investment income(5)                                                          (2.60%)
--------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and earnings credits(5)                   3.34%(4)
--------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements and earnings credits(5)     (4.94%)(4)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                                564%
--------------------------------------------------------------------------------------------------


(1)  FORMERLY CHASE VISTA EUROPEAN FUND.
(2)  COMMENCEMENT OF OFFERING OF CLASS OF SHARES.
(3)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.
(4) DUE TO THE SIZE OF NET ASSETS AND FIXED EXPENSES, RATIOS MAY APPEAR DISPROPORTIONATE WITH OTHER CLASSES.
(5)  SHORT PERIODS HAVE BEEN ANNUALIZED.
(6)  NOT ANNUALIZED.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND(1)

                                                                              12/01/00      YEAR      YEAR      YEAR  2/26/97(2)
                                                                               THROUGH     ENDED     ENDED     ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                           10/31/01(6)  11/30/00  11/30/99  11/30/98    11/30/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $11.39     $12.92    $10.11     $9.94    $10.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                      0.12(7)    0.08      0.25      0.22      0.07

      Net gains or losses in securities (both realized and unrealized)          (2.60)     (1.42)     2.88      0.05     (0.13)
                                                                              -------   --------  --------  --------  --------
      Total from investment operations                                          (2.48)     (1.34)     3.13      0.27     (0.06)
Distributions to shareholders from:
      Dividends from net investment income                                       0.11       0.19      0.32      0.10        --
      Distributions from capital gains                                           0.16         --        --        --        --
                                                                              -------   --------  --------  --------  --------
      Total dividends and distributions                                          0.27       0.19      0.32      0.10        --
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                  $8.64     $11.39    $12.92    $10.11     $9.94
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (22.24%)   (10.55%)   31.87%     2.69%    (0.60%)(3)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $231,048   $461,016  $370,268  $323,918  $211,229
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
      Expenses(4)                                                                0.94%      0.91%     0.94%     0.99%     0.99%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income(4)                                                   1.25%      0.84%     0.76%     1.13%     1.35%
-------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers and including Interest Expense(4)                 0.95%      0.91%     0.95%     1.02%     1.17%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers and reimbursements                   1.24%      0.84%     0.75%     1.10%     1.17%
-------------------------------------------------------------------------------------------------------------------------------
      Interest Expense(4)                                                                     --      0.01%       --       --
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(5)                                                             110%        86%       80%      143%      72%
-------------------------------------------------------------------------------------------------------------------------------

(1)  FORMERLY J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
(2)  COMMENCEMENT OF OPERATIONS
(3)  NOT ANNUALIZED
(4)  SHORT PERIODS HAVE BEEN ANNUALIZED

(5) PRIOR TO SEPTEMBER 10, 2001, THE PERCENTAGES REFLECT THE PORTFOLIO TURNOVER OF THE INTERNATIONAL OPPORTUNITIES PORTFOLIO, OF WHICH THE FUND INVESTED ALL OF ITS INVESTABLE ASSETS.
(6)  THE FUND CHANGED ITS FISCAL YEAR END FROM NOVEMBER 30 TO OCTOBER 31.
(7)  BASED ON AVERAGE SHARES OUTSTANDING.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND(1)

                                                                                   YEAR       YEAR       YEAR     YEAR     YEAR
                                                                                  ENDED      ENDED      ENDED    ENDED    ENDED
PER SHARE OPERATING PERFORMANCE:                                               10/31/01   10/31/00   10/31/99 10/31/98 10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $12.28    $13.56     $11.21    $11.39   $11.43
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                        0.07(2)   0.05       0.19      0.32     0.17
      Net gains or losses in securities (both realized and unrealized)            (3.02)    (0.66)      2.51      0.20     0.24
                                                                               --------   -------   --------  -------- --------
      Total from investment operations                                            (2.95)    (0.61)      2.70      0.52     0.41
   Distributions to shareholders from:
      Dividends from net investment income                                           --      0.16       0.35      0.35     0.25
      Distributions from capital gains                                             1.05      0.51         --      0.35     0.20
                                                                               --------   -------   --------  -------- --------
      Total dividends and distributions                                            1.05      0.67       0.35      0.70     0.45
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $8.28    $12.28     $13.56    $11.21   $11.39
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     (26.06%)   (5.16%)    24.70%     4.95%    3.71%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                       $142,590  $432,785   $471,195  $366,991 $614,659
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                                     0.92%     0.95%      0.95%     0.97%    0.93%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                        0.70%     0.50%      0.81%     0.92%    1.32%
-------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                              0.93%     0.95%      0.95%     0.97%    0.93%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income without reimbursements                                 0.69%     0.50%      0.81%     0.92%    1.32%
-------------------------------------------------------------------------------------------------------------------------------
      Interest expense                                                               --        --         --      0.01%      --
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                                85%       80%        70%       74%      67%
-------------------------------------------------------------------------------------------------------------------------------

(1)  FORMERLY J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND.
(2)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.
(3) PRIOR TO SEPTEMBER 10, 2001, THE FUND INVESTED ALL OF ITS INVESTABLE ASSETS IN THE INTERNATIONAL EQUITY PORTFOLIO ("IEP"). THE PORTFOLIO TURNOVER RATE DISCLOSED PRIOR TO SEPTEMBER 10, 2001 IS THE PORTFOLIO TURNOVER RATE OF IEP.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: PUBLICINFO@SEC.GOV

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

     The Funds' Investment Company Act File No. is 811-7342 except for the
                JPMorgan Fleming European Fund which is 811-5151.
      (c) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2002.

                                                                  PR-INTEQI-901X

                                                    PROSPECTUS FEBRUARY 28, 2002


JPMORGAN  INTERNATIONAL
EQUITY  FUNDS

SELECT CLASS SHARES

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND


FLEMING  INTERNATIONAL  OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND


                                        THE SECURITIES AND EXCHANGE
                                        COMMISSION HAS NOT APPROVED
                                        OR DISAPPROVED OF THESE SECURITIES
                                        OR DETERMINED IF THIS
                                        PROSPECTUS IS TRUTHFUL OR COMPLETE.
                                        ANY REPRESENTATION TO THE
                                        CONTRARY IS A CRIMINAL OFFENSE.

                                        [JPMORGAN FLEMING LOGO]

                                        ASSET MAMANGEMENT

CONTENTS
Fleming Emerging Markets Equity Fund                    1

Fleming European Fund                                   7

Fleming International  Opportunities Fund              13

Fleming International Value Fund                       19

The Funds' Management and Administration               25

How Your Account Works                                 27

   Buying Fund Shares                                  27

   Selling Fund Shares                                 28

   Exchanging Fund Shares                              28

   Other Information Concerning the Funds              29

   Distributions and Taxes                             29

Risk and Reward Elements                               31

Financial Highlights                                   33

How To Reach Us                                Back cover

                       JPMorgan FLEMING EMERGING MARKETS
                                EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
31-32.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in investments of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe. The Fund primarily invests in equities. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poors Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index, a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*(1),(2)]


1994                     -7.58%
1995                    -10.03%
1996                      8.50%
1997                     -7.63%
1998                    -30.79%
1999                     59.10%
2000                    -30.36%
2001                     -4.67%


------------------------------------------------------
BEST QUARTER                                    25.83%
------------------------------------------------------
                                    4th quarter, 1999
------------------------------------------------------
WORST QUARTER                                  -23.69%
------------------------------------------------------
                                    2nd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*(1),(2)



                                                  1 YEAR  5 YEARS LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES         -4.67    -7.55  -4.00
-------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                  -5.21    -8.26  -4.59
-------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES          -2.86    -6.17  -3.36
-------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                          -2.37    -5.74  -2.61
-------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF J.P. MORGAN EMERGING MARKETS EQUITY FUND, THE FUND'S PREDECESSOR, FOR THE PERIOD FROM 11/15/93 TO 9/10/01.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

(2) THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE BENCHMARK IS FROM 11/30/93.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                       1.00
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.25
 OTHER EXPENSES(1)                                                     0.94
 --------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              2.19
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.44)
 --------------------------------------------------------------------------
 NET EXPENSES(2)                                                       1.75
 --------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.


EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total operating expenses thereafter.


The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)        178        551         1,047       2,413
--------------------------------------------------------------------------------

   JPMorgan FLEMING EUROPEAN FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
31-32.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Under normal market conditions the Fund is permitted to invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited, seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified as defined in the Investment Company Act of 1940.

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to Morgan Stanley Capital International (MSCI)
Europe Index and the Lipper European Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.



[CHART OF YEAR-BY-YEAR RETURNS*,(1),(2)]


1996                          28.10%
1997                          21.38%
1998                          28.17%
1999                          36.06%
2000                         -14.73%
2001                         -12.35%

 BEST QUARTER                          33.36%
---------------------------------------------
                           4th quarter, 1999
---------------------------------------------
 WORST QUARTER                        -16.97%
---------------------------------------------
                           3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)


Shares performance over time, for periods ended December 31, 2001*(1),(2)



                                                 1 YEAR   5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES       -12.22   9.64      12.51
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                -12.22   7.93      10.43
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES         -7.44   7.35       9.57
--------------------------------------------------------------------------------
 MSCI EUROPE INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                        -19.90   6.24       9.01
--------------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS INDEX (REFLECTS
 NO DEDUCTION FOR TAXES)                         -22.67   7.16      10.11
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01, AND THE PERFORMANCE FIGURES IN THE BAR CHART, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND. THE SELECT CLASS SHARES AND CLASS A SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/95.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEE                                                         0.65
 DISTRIBUTION (RULE 12b-1) FEES                                         NONE
 SHAREHOLDER SERVICES FEE                                               0.25
 OTHER EXPENSES(1)                                                      0.92
----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                               1.82
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (0.32)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                        1.50
----------------------------------------------------------------------------



(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05.


EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total operating expenses thereafter.


This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   153        474         891         2,053
-----------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
31-32.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in investments of developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign curren-cies,the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.



[CHART OF YEAR-BY-YEAR RETURNS*,(1),(2)]


1998                     3.47%
1999                    40.05%
2000                   -16.40%
2001                   -19.61%


----------------------------------------------------
 BEST QUARTER                                 21.81%
----------------------------------------------------
                                  4th quarter, 1998
----------------------------------------------------
 WORST QUARTER                               -21.38%
----------------------------------------------------
                                  3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*(1),(2)


                                                             1 YEAR     LIFE OF FUND
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETUREN BEFORE TAXES                  -19.61     -0.24
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS   -20.58     -1.08
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                                     -11.94     -0.52
------------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)(REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   -19.50      0.93
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* THE PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND, THE FUND'S PREDECESSOR, FOR THE PERIOD FROM 2/26/97 TO 9/10/01.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2)  THE FUND COMMENCED OPERATIONS ON 2/26/97. PERFORMANCE FOR THE BENCHMARK
     IS FROM 2/28/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                            0.60
 DISTRIBUTION (RULE 12b-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.50
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                   1.35
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                   (0.15)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            1.20
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.20%, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05.


EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with cost of investing in other mututal Funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses for through 2/28/05 total operating expenses thereafter.


The example is for comparison only; the actual return of Select Class Shares and your actual cost may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   122        381         694         1,582
--------------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
31-32.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney PMI Value EPAC Index (SSB PMI Value EPAC Index), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.



[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB Value Index and the MSCI EAFE Index, widely recognized market benchmarks. The benchmark for the Fund will now be the SSB PMI Value EPAC Index which holds approximately 600 names. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*,(1)]

1992                    -10.77%
1993                     24.37%
1994                      5.65%
1995                      7.59%
1996                      8.41%
1997                      1.17%
1998                     13.48%
1999                     29.92%
2000                    -18.05%
2001                    -22.47%

----------------------------------------------------------------
BEST QUARTER                                              20.23%
----------------------------------------------------------------
                                              4th quarter, 1998
----------------------------------------------------------------
 WORST QUARTER                                           -18.05%
----------------------------------------------------------------
                                              3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)


                                                  1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
 SELECT CLASS SHARES                              -22.47    -1.07      2.63
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                 -25.85    -4.57      0.11
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES         -13.66    -1.72      1.39
--------------------------------------------------------------------------------
 SSB PMI VALUE EPAC INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                     -18.14     2.52      6.32
--------------------------------------------------------------------------------
 SSB VALUE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                     -19.97     0.07      3.63
--------------------------------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                     -21.44     0.39      4.46
--------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* PRIOR TO 9/10/01, THE FUND HAD ONLY ONE CLASS OF SHARES, AND OPERATED IN A MASTER-FEEDER STRUCTURE. THE PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE PREDECESSOR FEEDER FUND, THE J.P. MORGAN INTERNATIONAL EQUITY FUND.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                            0.60
 DISTRIBUTION (RULE 12b-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.63
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                   1.48
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                   (0.07)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            1.41
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   144        446         787         1,749
---------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming European Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.


THE FUNDS' INVESTMENT ADVISERS

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming Emerging Markets Equity Fund and Fleming International Opportunities Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.


JPMFAM (USA) is the investment adviser for the Fleming European Fund. JPMFAM
(USA) is located at 522 5th Avenue, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the subadviser to the Fleming European Fund. It makes the day-to-day investment decisions for the Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ELZ9YAQ.


During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:


                                       FISCAL
 FUND                                  YEAR END     %
-------------------------------------------------------
 FLEMING EMERGING MARKETS
 EQUITY FUND                           10/31       1.00
-------------------------------------------------------
 FLEMING EUROPEAN FUND                 10/31       0.65
-------------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND                    10/31       0.60
-------------------------------------------------------
 FLEMING INTERNATIONAL
 VALUE FUND                            10/31       0.60
-------------------------------------------------------


THE PORTFOLIO MANAGERS
FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information regarding Mr. Emmett and Ms. Sicat.


FLEMING INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.


THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.


The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service

Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS
First time investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

PLEASE WRITE TO:
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and capital gains at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.





Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


  POTENTIAL RISKS                            POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
  FOREIGN AND OTHER MARKET CONDITIONS
  - Each Fund's share price and              - Stocks have generally outperformed    - Under normal circumstances each Fund plans
    performance will fluctuate in              more stable investments (such as        to remain fully invested in accordance with
    response to stock and bond market          bonds and cash equivalents) over the    its policies. Equity investments may include
    movements                                  long term Foreign investments, which    common stock, convertible securities,
  - The value of most bonds will fall          represent a major portion of the        preferred stocks, depositary receipts
    when interest rates rise; the longer a     world's securities, offer               (such as ADRs and EDRs), trust or
    bond's maturity and the lower its          attractive potential performance and    partnership interests, warrants, rights,
    credit quality, the more its value         opportunities for diversification       and investment company securities
    typically falls                          - Most bonds will rise in value when    - Each Fund seeks to limit risk and enhance
  - A Fund could lose money because of         interest rates fall                     performance through active management,
    foreign government actions, political    - Foreign bonds, which represent a        country allocation and diversification
    instability, or lack of adequate and/or    major portion of the world's fixed    - During severe market downturns, each Fund
    accurate information                       income securities, offer attractive     has the option of investing up to 100%
  - Investment risks tend to be higher in      potential performance and               of assets in high quality short-term
    emerging markets. These markets also       opportunities for diversification       instruments
    present higher liquidity and valuation   - Emerging markets can offer higher
    risks                                      returns
  - Adverse market conditions may from time
    to time cause a Fund to take temporary
    defensive positions that are
    inconsistent with its principal
    investment strategies and may hinder a
    Fund from achieving its investment
    objective
------------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT CHOICES
  - A Fund could underperform its benchmark  - A Fund could outperform its benchmark  - Each adviser focuses its active management
    due to its securities choices and other    due to these same choices                on securities selection, the area where it
    management decisions                                                                believes its commitment to research can
                                                                                        most enhance returns
------------------------------------------------------------------------------------------------------------------------------------
  FOREIGN CURRENCIES
  - Currency exchange rate movements could   - Favorable exchange rate movements      - Except as noted earlier in this prospectus,
    reduce gains or create losses              could generate gains or reduce losses    each Fund manages the currency exposure of
  - Currency and investment risks tend to                                               its foreign investments relative to its
    be higher in emerging markets; these                                                benchmark and may hedge a portion of its
    markets also present higher liquidity                                               foreign currency exposure into the
    and valuation risks                                                                 U.S. dollar from time to time
                                                                                        (see also "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
  WHEN-ISSUED AND DELAYED DELIVERY
  SECURITIES
  - When a Fund buys securities before issue - A Fund can take advantage of           - Each Fund segregates liquid assets to
    or for delayed delivery, it could be       attractive transaction                   offset leverage risk
    exposed to leverage risk if it does not    opportunities
    segregate liquid assets

                                       31

POTENTIAL RISKS                              POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES
- Derivatives such as futures, options,    - Hedges that correlate well with        - Each Fund uses derivatives for hedging and
  swaps, and forward foreign currency        underlying positions can reduce or       for risk management (i.e., to establish or
  contracts(1) that are used for hedging     eliminate losses at low cost             adjust exposure to particular securities,
  the portfolio or specific securities     - A Fund could make money and protect      markets or currencies); risk management may
  may not fully offset the underlying        against losses if the investment         include management of a Fund's exposure
  positions and this could result in         analysis proves correct                  relative to its benchmark.
  losses to the Fund that would not have   - Derivatives that involve leverage      - Each Fund only establishes hedges that they
  otherwise occurred                         could generate substantial gains at      expect will be highly correlated with
- Derivatives used for risk management or    low cost                                 underlying positions
  for certain Funds to increase the Fund's                                          - The Funds may use derivatives to increase
  gain may not have the intended effects                                              income or gain
  and may result in losses or missed
  opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that exceed
  the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses.
----------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security, there is a - A Fund may enhance income through the  - Each adviser maintains a list of approved
  risk that the loaned securities may not    investment of the collateral received    borrowers
  be returned if the borrower or the         from the borrower                      - A Fund receives collateral equal to at
  lending agent defaults                                                              least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued interest
  risks of the securities in which it is                                            - The lending agents indemnify a Fund against
  invested                                                                             borrower default
                                                                                    - Each adviser's collateral investment
                                                                                      guidelines limit the quality and duration of
                                                                                      collateral investment to minimize losses
                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period
----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- A Fund could have difficulty valuing     - These holdings may offer more          - No Fund may invest more than 15% of net
  these holdings precisely                   attractive yields or potential growth    assets in illiquid holdings
- A Fund could be unable to sell these       than comparable widely traded          - To maintain adequate liquidity to meet
  holdings at the time or price it desires   securities                               redemptions, each Fund may hold high quality
                                                                                      short-term instruments (including repurchase
                                                                                      agreements and reverse repurchase
                                                                                      agreements) and, for temporary or
                                                                                      extraordinary purposes, may borrow from
                                                                                      banks up to 33 1/3% of the value of its
                                                                                      total assets
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a Fund's   - A Fund could realize gains in a short  - Each Fund generally avoids short-term
  brokerage and related costs                period of time                           trading, except to take advantage of
- Increased short-term capital gains                                                  attractive or unexpected opportunities or to
  distributions could raise shareholders'  - A Fund could protect against losses      meet demands generated by shareholder
  income tax liability                       if a stock is overvalued and its value   activity
                                             later falls                            - The Funds' portfolio turnover rates for the
                                                                                      most recent fiscal year are listed below:
                                                                                      Fleming Emerging Markets Equity Fund: 76%
                                                                                      Fleming European Fund: 564%
                                                                                      Fleming International Opportunities Fund:
                                                                                      110% (for the period 12/01/00 through
                                                                                      10/31/01)
                                                                                    - Fleming International Value Fund: 85%


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


                                   The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which are available upon request.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND(1),(5)



                                                                                               YEAR ENDED OCTOBER 31,
                                                                            ------------------------------------------------------
                                                                             2001        2000        1999       1998       1997
                                                                            ------      ------      ------     ------     ------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $   6.73   $  7.28    $  5.88    $  9.20    $  9.58
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                       0.05(4)    0.02       0.08       0.11(3)    0.08

     Net gains or losses in securities (both realized and unrealized)           (1.61)     (0.53)      1.72      (3.36)(3)  (0.40)

     Total from investment operations                                           (1.56)     (0.51)      1.80      (3.25)     (0.32)

   Distributions to shareholders from:

     Dividends from net investment income                                        0.04       0.04       0.40       0.08       0.06

     Distributions from capital gains                                              --         --         --         --         --

     Total dividends and distributions                                           0.04       0.04       0.40       0.08       0.06
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  5.13    $  6.73    $  7.28    $  5.88    $  9.20
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (23.23%)    (7.12%)    33.00%    (35.54%)    (3.34%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                       $ 22,253   $34,204    $35,786    $23,387    $45,444
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses                                                                      1.75%      1.75%      1.75%      1.76%      1.65%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                         0.78%      0.15%      0.73%      1.24%      0.62%
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                                   2.11%      1.96%      1.87%      1.82%      1.65%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements                      0.42%     (0.06%)     0.61%      1.18%      0.62%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                                                         76%        65%        87%        44%        55%
----------------------------------------------------------------------------------------------------------------------------------



  (1) Formerly J.p. Morgan Emerging Markets Equity Fund.
  (2) Prior to September 10,2001, the fund invested all of its investable assets in The Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
  (3) Based on amounts prior to Statement of Position 93-2 adjustments.
  (4) Calculated based on average shares outstanding
  (5) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.

JPMORGAN FLEMING EUROPEAN FUND(1)


                                                                                                                    09/10/01(2)
                                                                                                                     THROUGH
                                                                                                                    10/31/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                  $13.14
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                                              --(3)

     Net gains or losses in securities (both realized and unrealized)                                                  (0.17)

     Total from investment operations                                                                                  (0.17)

   Distributions to shareholders from:

     Dividends from net investment income                                                                                 --

     Distributions from capital gains                                                                                     --

     Total dividends and distributions                                                                                    --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                        $12.97
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                                                           (1.29%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                                               $6,063
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                                                          1.50%
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                                                            (0.06%)
-------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)                                                     3.74%(4)
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(5)                                       (2.30%)(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                                                               564%
-------------------------------------------------------------------------------------------------------------------------------



  (1) Formerly Chase Vista European Fund.
  (2) Commencement of offering of class of shares.
  (3) Calculated based on average shares outstanding.
  (4) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  (5) Short periods have been annualized.
  (6) Not Annualized.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND(3,8)



                                                                         12/01/00              YEAR ENDED            02/26/97(1)
                                                                          THROUGH   -------------------------------   THROUGH
                                                                         0/31/01(2)  11/30/00     11/30/99   11/30/98   11/30/97
                                                                         ---------   --------     --------   --------   --------
------------------------------------------------------------------------------------ ------------ -------------------------------
Net asset value, beginning of period                                      $ 11.81      $ 13.41     $ 10.45    $ 10.32  $ 10.41
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                   0.08(4)      0.14        0.22       0.24     0.06
     Net gains or losses in securities (both realized and unrealized)       (2.65)       (1.58)       3.05      (0.01)   (0.15)
     Total from investment operations                                       (2.57)       (1.44)       3.27       0.23    (0.09)
   Distributions to shareholders from:
     Dividends from net investment income                                    0.32         0.16        0.31       0.10       --
     Distributions from capital gains                                        0.28           --          --         --       --
     Total dividends and distributions                                       0.60         0.16        0.31       0.10       --
------------------------------------------------------------------------------------ ------------ -------------------------------
Net asset value, end of period                                            $  8.64      $ 11.81     $ 13.41    $ 10.45  $ 10.32
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                               (22.66%)(5) (10.87%)     32.13%      2.30%   (0.80%)(5)
==================================================================================== ============ ===============================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                   $32,271      $79,408     $67,543    $55,050  $62,939
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(6)                                                               1.27%        1.21%       1.18%      1.20%    1.20%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(6)                                                  0.85%        0.55%       0.47%      0.96%    1.08%
 ---------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements(6)                            1.27%        1.21%       1.24%      1.24%    1.51%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements(6)               0.85%        0.55%       0.41%      0.92%    0.77%
---------------------------------------------------------------------------------------------------------------------------------
   Interest Expense                                                            --           --        0.01%        --       --
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                                    110%(5 )      86%         80%       143%      72%(5)
---------------------------------------------------------------------------------------------------------------------------------



  (1) Commencement of operations.
  (2) The Fund changed its fiscal year end from November 30 to October 31.
  (3) Formerly J.P. Morgan International Opportunities Fund.
  (4) Calculated based on average shares outstanding.
  (5) Not Annualized.
  (6) Short periods have been annualized.
  (7) Prior to September 10, 2001, the Fund invested all of its investable assets of The International Opportunities Portfolio (IOP). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.
  (8) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND(1,2)



                                                                                                   YEAR ENDED
                                                                             ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                             10/31/01   10/31/00   10/31/99   10/31/98  10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $ 16.08    $ 18.70     $15.91    $ 16.53  $  17.15
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                       0.02(3)    0.27       0.24       0.51      0.23
     Net gains or losses in securities (both realized and unrealized)           (3.39)     (1.07)      3.47       0.21      0.34
     Total from investment operations                                           (3.37)     (0.80)      3.71       0.72      0.57
   Distributions to shareholders from:
     Dividends from net investment income                                        1.14       0.24       0.47       0.63      0.38
     Distributions from capital gains                                            3.29       1.58       0.45       0.71      0.81
     Total dividends and distributions                                           4.43       1.82       0.92       1.34      1.19
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  8.28     $16.08    $ 18.70    $ 15.91  $  16.53
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                   (26.66%)    (5.49%)    24.41%      4.87%     3.46%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                      $21,307    $55,445    $64,860    $76,472  $146,659
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                                    1.40%      1.30%      1.21%      1.17%     1.12%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                       0.20%      0.15%      0.55%      0.73%     1.11%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                             1.40%      1.30%      1.21%      1.17%     1.12%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income without reimbursements                                0.20%      0.15%      0.55%      0.73%     1.11%
--------------------------------------------------------------------------------------------------------------------------------
     Interest expense                                                              --         --         --       0.01%       --
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(4)                                                              85%        80%        70%        74%       67%
--------------------------------------------------------------------------------------------------------------------------------



 (1) Formerly J.P. Morgan International Equity Fund.
 (2) Prior to the open of business on September 10, 2001, the Class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
 (3) Calculated based on average shares outstanding.
 (4) Prior to September 10, 2001, the Fund invested all of its investable assets in the International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the portfolio turnover rate of IEP.

                       This page intentionally left blank.

    HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Funds' Investment Company Act File No. is 811-7342 except for JPMorgan Fleming European Fund which is 811-5151


      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2002


                                                                 PR-INTEQS-901 X

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2002


                        J.P. MORGAN INSTITUTIONAL FUNDS

                               JPMORGAN BOND FUND
                     JPMORGAN GLOBAL STRATEGIC INCOME FUND
                         JPMORGAN SHORT TERM BOND FUND
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036


    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated February 28, 2002 for the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2001. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD") or (the "Distributor") at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.



    For more information about the Funds or the financial statements, simply call or write the JPMorgan Funds Service Center at:


Select, Classes A, B and C Shares:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

Institutional and Ultra Shares:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722


                                                              SAI-IF-BGSISTB-302

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
TABLE OF CONTENTS                                   PAGE
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General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   25
Trustees..........................................   27
Officers..........................................   30
Codes of Ethics...................................   32
Investment Adviser................................   32
Administrator.....................................   33
Distributor.......................................   35
Custodian and Transfer Agent......................   37
Shareholder Servicing.............................   37
Independent Accountants...........................   39
Expenses..........................................   39
Purchases, Redemptions and Exchanges..............   40
Dividends and Distributions.......................   45
Net Asset Value...................................   45
Performance Data..................................   46
Fund Transactions.................................   51
Massachusetts Trust...............................   52
Description of Shares.............................   53
Distributions: Tax Matters........................   54
Additional Information............................   58
Financial Statements..............................   61
Appendix A........................................  A-1
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                                    GENERAL

    This Statement of Additional Information relates only to the JPMorgan Short
Term Bond Fund (the "Short Term Bond Fund"), JPMorgan Bond Fund (the "Bond
Fund") and JPMorgan Global Strategic Income Fund (the "Global Strategic Income
Fund", and together with the Short Term Bond Fund and the Bond Fund, the "Funds"). Each of the Funds is a separate series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust") on November 4, 1992. In addition to the Funds, the Trust consists of other series representing separate investment funds.

    The Trustees of the Trust have authorized the issuance and sale of the following classes of shares of the Funds:

Bond Fund:                         Select, Institutional, Class A, Class B and Ultra Shares
Global Strategic Income Fund:    Select, Institutional, Class A, Class B and Class C Shares
Short Term Bond Fund:                     Select, Institutional, Class A and Class B Shares


    Currently, the Bond Fund offers Class A, Class B, Select Class, Institutional Class and Ultra Class; Global Strategic Income Fund offers
Class A, Class B, Select Class and Institutional Class and Short Term Bond Fund offers Class A, Institutional Class, and Select Class shares.


    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    Until September 7, 2001, the Funds invested all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").


    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.

    BOND FUND is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Fund will fluctuate, the Fund attempts to conserve the value of its investments to the extent consistent with its objective.

    The Fund attempts to achieve its investment objective by investing primarily in high grade and investment grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectuses and this Statement of Additional Information.

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    GLOBAL STRATEGIC INCOME FUND is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed-income securities of foreign and domestic issuers.

    The Fund attempts to achieve its investment objective by investing primarily in mortgage-backed securities and direct mortgage obligations; below investment grade debt obligations of U.S. and non-U.S. issuers; investment grade U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers; investment grade non-dollar denominated debt obligations of non-U.S. issuers; and obligations of emerging market issuers.


    SHORT TERM BOND FUND is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. Short Term Bond Fund is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want less price fluctuation than is typical of a longer-term bond fund. Short Term Bond Fund's investment objective is to provide high total return, consistent with low volatility of principal. Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity. The Fund's dollar-weighted average maturity is less than 3 years.



    The Fund attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.


    The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective.

                            FIXED INCOME INVESTMENTS

    The Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    Each Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage

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loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the

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class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    MORTGAGES (DIRECTLY HELD). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.


    The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.



    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Each Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.



    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are

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generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


    CORPORATE FIXED INCOME SECURITIES. Each Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


                            MONEY MARKET INSTRUMENTS


    Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."


    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the Global Strategic Income Fund. See "Foreign Investments." The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank.

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Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.


    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.


    Each of the Funds may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

                             TAX EXEMPT OBLIGATIONS

    In certain circumstances the Bond and Short Term Bond Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

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    MUNICIPAL BONDS.  Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

    Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

    Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

    PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market

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values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.


    PUTS. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.


    Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


    The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.


    Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

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    Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by a Fund with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to a Fund.


                              FOREIGN INVESTMENTS


    For purposes of the Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country. Global Strategic Income Fund makes substantial investments in foreign countries. Bond and Short Term Bond Funds may invest in certain foreign securities. Short Term Bond and Bond Funds may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Neither Bond or Short Term Bond Funds expect to invest more than 25% of their respective total assets at the time of purchase in securities of foreign issuers. In the case of Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.


    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


    Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Each Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.



    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because each Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.



    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.



    A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.



    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN FIXED INCOME SECURITIES. Each of the Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    BRADY BONDS. Each Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                         INVESTING IN EMERGING MARKETS


    Global Strategic Income Fund, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


    Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

    The Funds may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value.

    RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

                             ADDITIONAL INVESTMENTS


    CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities of domestic and, subject to a Fund's investment restrictions, foreign issuers. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.



    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.



    STRUCTURED SECURITIES. Global Strategic Income Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.


    The SEC has granted the Portfolios an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and
(2) the Adviser will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.


    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.


    LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any Officer, Trustee, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.


    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    Each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions: Tax Matters".

    SHORT TERM BOND AND BOND FUNDS. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.


    Bond and Short Term Bond Funds invest in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.



    GLOBAL STRATEGIC INCOME FUND. The higher total return sought by the Global Strategic Income Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Global Strategic Income Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.



    Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.


    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Portfolio's net asset value.


    Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase Global Strategic Income Fund's reliance on management's judgment in valuing high yield bonds. In addition, Global Strategic Income Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.



    BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.


    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See
Appendix A for more detailed information on these ratings.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS


    The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.


    Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

    Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.


    A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of a Fund.

                                    OPTIONS


    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.


    The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.


    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.


    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.


    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.


    OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.


    For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.


    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.



    Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                               FUTURES CONTRACTS


    The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.



    When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.



    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.



    Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


    OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.


    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.



    COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

    SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.


    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.


    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT


    Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


    RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.


    MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.


    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.


    CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.


    CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER


    The table below sets forth the portfolio turnover rates for the last two fiscal years (for the Portfolios corresponding to the Funds through 9/7/01 and the Funds from 9/10/01 through 10/31/01). A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.



    SHORT TERM BOND FUND--For the fiscal years ended October 31, 2000 and 2001:
398%, 271% and 160%, respectively.



    BOND FUND--For the fiscal year ended October 31, 2000 and 2001: 531% and 423%, respectively.



    GLOBAL STRATEGIC INCOME FUND For the fiscal years ended October 31, 2000 and 2001: 266% and 107%, respectively.


                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages.

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.


    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES




    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
NAME (AGE);                                                                          FUND COMPLEX
POSITIONS WITH                              PRINCIPAL OCCUPATIONS                     OVERSEEN BY
THE FUNDS (SINCE)                            DURING PAST 5 YEARS                        TRUSTEE
-----------------                    -----------------------------------  -----------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong (60); Trustee   Retired; Vice President &                            81
  (2001)                             Treasurer of Ingersoll-Rand Company

Roland E. Eppley, Jr. (69); Trustee  Retired                                              81
  (2001)

Ann Maynard Gray (56); Trustee       Retired; Vice-President of Capital                   81
  (2001)                             Cities/ABC, Inc. (1986-1998);
                                     President of Diversified Publishing
                                     Group (1991-1997);

Matt Healey (63); Trustee and        Retired; Chief Executive Officer of                  81
  President of the Board of Trustee  certain trust in J.P. Morgan funds
  (1992)                             (1982-2001)

Fergus Reid III (69); Chairman of    Chairman & Chief Executive Officer                   81
  the Board (2001)                   of Lumelite Corporation

James J. Schonbachler (59); Trustee  Retired; Managing Director of                        81
  (2001)                             Bankers Trust Company (financial
                                     services) (1968-1998); Group Head
                                     and Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage Corp.
                                     (financial services)

H. Richard Vartabedian (66);         Investment Management Consultant                     81
  Trustee (2001)

INTERESTED TRUSTEE

Leonard M. Spalding (66); Trustee    Retired; Chief Executive Officer of                  81
  (2001)*                            Chase Mutual Funds (1989-1998);
                                     President & Chief Executive Officer
                                     of Vista Capital Management
                                     (investment management); Chief
                                     Investment Executive of Chase
                                     Manhattan Private Bank (investment
                                     management)


NAME (AGE);
POSITIONS WITH                            OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                           OUTSIDE FUND COMPLEX
-----------------                    -----------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60); Trustee   None
  (2001)
Roland E. Eppley, Jr. (69); Trustee  Trustee of Janel Hydraulics, Inc.
  (2001)                             (1993-Present)
Ann Maynard Gray (56); Trustee       Director of Duke Energy Corporation
  (2001)                             (1997-Present); Director of Elan
                                     Corporation Plc (2001-Present);
                                     Director of The Phoenix Companies
                                     (2002)
Matt Healey (63); Trustee and        None
  President of the Board of Trustee
  (1992)
Fergus Reid III (69); Chairman of    Trustee of Morgan Stanley Funds
  the Board (2001)                   (1995-Present)
James J. Schonbachler (59); Trustee  Director of Jonathans Landing Golf
  (2001)                             Club, Inc. (2001-Present)
H. Richard Vartabedian (66);         None
  Trustee (2001)
INTERESTED TRUSTEE
Leonard M. Spalding (66); Trustee    Director of Greenview Trust Co.
  (2001)*



  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures currently in place for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.



    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:



                                                  OWNERSHIP OF SHORT TERM
NAME OF TRUSTEE                                          BOND FUND                           OWNERSHIP OF BOND FUND
---------------                           ----------------------------------------  ----------------------------------------
William J. Armstrong                                        None                                      None
Roland E. Eppley, Jr.                                       None                                      None
Ann Maynard Gray                                            None                                      None
Matt Healey                                                 None                                      None
Fergus Reid III                                             None                                      None
James J. Schonbachler                                       None                                      None
Leonard M. Spalding                                         None                                      None
H. Richard Vartabedian                                      None                                      None



                                                                                             AGGREGATE OWNERSHIP OF
                                                    OWNERSHIP OF GLOBAL                         ALL FUNDS IN THE
NAME OF TRUSTEE                                        STRATEGIC FUND                               COMPLEX
---------------                           ----------------------------------------  ----------------------------------------
William J. Armstrong                                        None                                 Over $100,000
Roland E. Eppley, Jr.                                       None                                 Over $100,000
Ann Maynard Gray                                            None                               $10,000 - $50,000
Matt Healey                                            Over $100,000                             Over $100,000
Fergus Reid III                                             None                                 Over $100,000
James J. Schonbachler                                $10,000 - $50,000                         $50,000 - $100,000
Leonard M. Spalding                                         None                                 Over $100,000
H. Richard Vartabedian                                      None                                 Over $100,000



    As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2001 are set forth below.



                                 AGGREGATE TRUSTEE COMPENSATION       PENSION
                                    BY THE TRUST DURING 2001       OR RETIREMENT           TOTAL
                                --------------------------------  BENEFITS ACCRUED     COMPENSATION
                                         SHORT TERM   STRATEGIC     BY THE "FUND         PAID FROM
                                 BOND       BOND        INCOME       COMPLEX"**      "FUND COMPLEX"(1)
                                -------  -----------  ----------  ----------------  -------------------
William J. Armstrong, Trustee   $  789      $283         $35          $30,616            $106,500
Roland R. Eppley, Jr., Trustee  $  789      $283         $35           44,137             107,500
Ann Maynard Gray, Trustee       $1,207      $533         $10              N/A             100,000
Matthew Healey, Trustee and
  the President of the Board
  of Trustees (2)               $1,470      $628         $14              N/A             116,665
Fergus Reid, III, Trustee and
  Chairman of the Board of
  Trustees                      $1,645      $590         $81           85,527             240,000
James J. Schonbachler, Trustee  $1,207      $533         $10              N/A             100,000
Leonard M. Spalding, Jr.,
  Trustee*                      $  151      $ 61         $ 2           27,891             102,000
H. Richard Vartabedian,
  Trustee                       $1,053      $378         $51           66,879             153,865



  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").
 ** On February 22, 2001, the board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,500, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.



    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees have instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Advisers, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.



    To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Portfolio had entered into a Fund Services Agreement with Pierpont Group, Inc., which was terminated on July 31, 2001 as part of the overall integration and reorganization of the Funds within the Fund Complex. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Faimily of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. The Board of Trustees instead looks to counsel, auditors, Morgan and other service providers as necessary.


    The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal periods are set forth below:


    SHORT TERM BOND FUND--For the fiscal years ended October 31, 1999, 2000 and 2001: $5,606, $5,854 and $6,000, respectively.



    THE SHORT TERM BOND PORTFOLIO--For the fiscal years ended October 31, 1999, 2000 and 2001: $6,343, $6,453 and $6,000, respectively.



    BOND FUND--For the fiscal years ended October 31, 1999, 2000 and 2001:
$21,558, $14,992 and $11,000, respectively.



    THE U.S. FIXED INCOME PORTFOLIO--For the fiscal years ended October 31, 1999, 2000 and 2001: $30,562, $24,445 and $11,000, respectively.



    GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1999, 2000 and 2001: $4,791, $2,558 and $2,000, respectively.



    THE GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1999, 2000 and 2001: $5,003, $2,674 and $2,000, respectively.


                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for the JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P.Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for the JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Fund's and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.


    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the JPMorgan Chase Complex. Her date of birth is January 8, 1955.


    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since Novemeber 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.


    As of January 31, 2002, the officers and Trustees as a group owned less than 1% of the shares of the Fund.


                                CODES OF ETHICS

    The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER


    Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.



    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.


    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets shown below:

Short Term Bond Fund:                                  0.25%
Bond Fund:                                             0.30%
Global Strategic Income Fund:                          0.45%


    The table below sets forth the amounts paid to the Adviser for the last three fiscal years (for the portfolios corresponding to the Funds through 9/7/01 and the Funds from 9/10/01 through 10/31/01):

    Global Strategic Income Fund--For the fiscal years ended October 31, 1999, 2000 and 2001: $1,073,105, $757,567 and $652, respectively.



    Short Term Bond Fund--For the fiscal years ended October 31, 1999, 2000 and 2001: $807,631, $1,018,928 and $1,126, respectively.



    Bond Fund--For the fiscal years ended October 31, 1999, 2000 and 2001:
$4,514,768, $4,648,013 and 4,413, respectively.


    See "Expenses" below for applicable expense limitations.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."


    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the applicable Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.



    In approving the Investment Advisory Agreement, the Board of Trustees of each Fund focused primarily on the nature, quality and scope of the operations and services provided by the Adviser to each Fund and comparative fee information concerning other investment companies with similar investment objectives and policies. Each Fund's Board of Trustees compared the terms of the Investment Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to the Adviser of its relationship with each Fund. In addition, each Fund's Board of Trustees considered the commitment of the Adviser to maintain the services provided to the Fund, and met with representatives of the Adviser to discuss the financial condition of the Adviser and the Adviser's intentions with respect to the management of the Funds. In addition to the foregoing primary considerations, each Fund's Board of Trustees considered whether there were any conditions likely to affect the ability of the Adviser to retain and attract qualified personnel to manage the Funds. Each Fund's Board of Trustees requested and reviewed, with the assistance of its own legal counsel, materials furnished by the Adviser. These materials included financial statements as well as other written information regarding the Adviser and its personnel, operations and financial condition. In connection with these considerations, the Board considered possible alternatives to approval of the Investment Advisory Agreement.



    The Board of Trustees of each Fund concluded that Investment Advisory Agreement enabled the applicable Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of each agreement was in the best interest of each Fund and its shareholders.



    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Administrator" and "Shareholder Servicing" below.



    BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS



    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.



    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.



    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                 ADMINISTRATOR


    Pursuant to an Administration Agreement, dated August 11, 2001, between the Trust, on behalf of the Funds, and Morgan (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.


    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the J.P. Morgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    Under prior Co-Administration Agreements with the Trust and the Funds dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's and the Fund's Co-Administrator.

    For its services under the Co-Administration Agreements, each Fund and its corresponding Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.


    The table below sets forth the administrative fees for the Portfolios corresponding to the Funds through 9/7/01 and the Funds from 9/10/01 through 10/31/01 paid/accrued to FDI and (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated.



    SHORT TERM BOND FUND--For the fiscal years ended October 31, 1999 and 2000:
$4,271, $4,133, respectively. For the period November 1, 2000 through July 31, 2001 (termination of agreement): $244 $(106).



    BOND FUND--For the fiscal years ended October 31, 1999, 2000: $15,719 and $10,607, respectively. For the period November 1, 2000 through August 10, 2001:
$598 $(215).



    GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1999 and 2000: $3,416 and $1,823, respectively. For the period November 1, 2000 through July 31, 2001: $65 (21).



    GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1999 and 2000: $2,188 and $1,120, respectively for the period November 1, 2000 through July 31, 2001: $175 ($21).



    In addition, under a prior Administrative Services Agreement with Morgan, the Trust on behalf of each Fund, and each Fund's corresponding Portfolio, had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Funds and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to the FDI. The portion of this charge payable by each Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds and the other investors in the Funds for which Morgan provides similar services. The table below sets forth the amounts paid to Morgan as Services Agent for the last three fiscal years fees paid/accrued to Morgan, as Services Agent (for the portfolios corresponding to the Funds through 9/7/01 and the funds From 9/10/01 through 10/31/01);.



    SHORT TERM BOND FUND--For the fiscal years ended October 31, 1999, 2000:
$74,145 and $89,708, respectively. For the period November 1, 2000 through July 31, 2001 (termination of agreement): $6.



    THE SHORT TERM BOND PORTFOLIO--For the fiscal years ended October 31, 1999, 2000: $83,666 and $99,162, respectively. For the period November 1, 2000 through July 31, 2001 (termination of agreement): $6.



    BOND FUND--For the fiscal years ended October 31, 1999 and 2000: $272,572 and $227,964, respectively. For the period November 1, 2000 through July 31, 2001 (termination of agreement): $11 $(0).



    THE U.S. FIXED INCOME PORTFOLIO--For the fiscal years ended October 31, 1999, 2000 and 2001: $390,355, $377,452, respectively. For the period November 1, 2000 through July 31, 2001 (termination of agreement): $21.

    GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1999 and 2000: $59,186 and $39,147, respectively. For the period November 1, 2000 through July 31, 2001 (termination of agreement): $2.



    THE GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1999 and 2000: $61,940 and $41,043, respectively. For the period November 1, 2000 through July 31, 2001 (termination of agreement): $2.


                                  DISTRIBUTOR


    The Distributor, serving as the Trust's exclusive Distributor, holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.


    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.


    Expenses paid by the Distributor related to the distribution of Trust Shares during the fiscal year ended 10/31/01:



SHORT TERM BOND FUND                                (AMOUNTS IN THOUSANDS)
--------------------                                ----------------------
Advertising and Sales Literature                          $ 22,447
B share financing charges                                 $      0
Compensation to dealers                                   $522,293
Compensation to sales personnel                           $214,543
Equipment, supplies and other                             $  2,602
Printing, production and mailing of prospectuses
  to other than shareholders                              $ 34,051

BOND FUND
---------
Advertising and Sales Literature                          $ 32,228
B share financing charges                                 $ 35,159
Compensation to dealers                                   $ 24,647
Compensation to sales personnel                           $108,394
Equipment, supplies and other                             $    834
Printing, production and mailing of prospectuses
  to other than shareholders                              $ 56,719

GLOBAL STRATEGIC INCOME FUND
----------------------------
Advertising and Sales Literature                          $      0
B share financing charges                                 $     30
Compensation to dealers                                   $      0
Compensation to sales personnel                           $      0
Equipment, supplies and other                             $      0
Printing, production and mailing of prospectuses
  to other than shareholders                              $      0

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A Shares pay a Distribution Fee of up to 0.25% and Class B and
Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").


    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


                          CUSTODIAN AND TRANSFER AGENT


    Pursuant to Global Custody Agreement with JPMorgan Chase Bank ("Morgan") dated September 7, 2001, Morgan is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions. Prior to that time, The Bank of New York served as the Trust's custodian and fund accounting agent.



    DST Systems, Inc. ("DST" or "Transfer Agent") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to May 5, 2001, State Street Bank and Trust Company served as the Trust's transfer and dividend disbursing agent.


                             SHAREHOLDER SERVICING


    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the DST; transmitting purchase and redemption orders to DST and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.


    Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all such shareholders:

Select, Class A, Class B and Class C Shares            0.25%
Institutional Shares                                   0.10%
Ultra Shares                                           0.05%

    The table below sets forth for each Fund listed the shareholder servicing fees paid/accrued by each Fund to Morgan for the periods indicated.



                                               PAID/ACCRUED               WAIVED
                                          (AMOUNTS IN THOUSANDS)  (AMOUNTS IN THOUSANDS)
                                          ----------------------  ----------------------
BOND FUND (INSTITUTIONAL CLASS)--
For the fiscal year ended October 31,
  2001:                                         $  945,000               $(14,000)
BOND FUND (SELECT)--
For the fiscal year ended October 31,
  1999:                                         $1,050,038
  2000:                                         $  935,096
  2001:                                         $  109,000
BOND FUND (ULTRA CLASS)--
  2001:                                         $   41,000               $(41,000)
GLOBAL STRATERGIC INCOME FUND
  (INSTITUTIONAL CLASS)--
For the fiscal years ended October 31,
  1999:                                         $  227,867
  2000:                                         $  160,594
  2001:                                         $  159,000               $ (4,000)
GLOBAL STRATERGIC INCOME FUND (SELECT
  CLASS)--
For the fiscal year ended October 31,
  2001:                                         $    2,000               $     (0)
SHORT TERM BOND FUND (INSTITUTIONAL
  CLASS)--
For the fiscal years ended October 31,
  1999:                                         $  286,323
  2000:                                         $  368,780
  2001:                                         $  498,000               $(88,000)
SHORT TERM BOND FUND (SELECT CLASS)--
For the fiscal year ended October 31,
  2001:                                         $   22,000               $     (0)


                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM and Morgan under various agreements discussed under "Investment Adviser," "Administrator" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


    Morgan has agreed that it will reimburse the Funds noted below until the dates indicated to the extent necessary to maintain such Funds' total operating expenses (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) at the following annual rates of each Fund's average daily net assets for the period indicated.



Bond Fund--Select Class                   0.69%  12/31/04
Bond Fund--Institutional Class            0.49%  12/31/04
Bond Fund--Class A                        0.75%  12/31/03
Bond Fund--Class B                        1.50%  12/31/03
Bond Fund--Ultra Shares                   0.40%  12/31/04
Global Strategic Income Fund--Select
  Shares                                  1.00%  12/31/04
Global Strategic Income--Institutional
  Shares                                  0.65%  12/31/04
Global Strategic Income--Class A Shares   1.25%  12/31/03
Global Strategic Income--Class B Shares   1.75%  12/31/03
Short Term Bond Fund--Select Shares       0.60%  12/31/04
Short Term Bond Fund--Institutional
  Shares                                  0.30%  12/31/04
Short Term Bond Fund--Class A Shares      0.75%  12/31/03


    These limits do not cover extraordinary expenses.

    The table below sets forth for each applicable Fund and its corresponding Portfolio the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.



                                                         PAID/ACCRUED
                                                    (AMOUNTS IN THOUSANDS)
                                                    ----------------------
BOND FUND--
For the fiscal years ended October 31,
  1999:                                                        --
  2000:                                                        --
  2001:                                                     $   1
U.S. FIXED INCOME PORTFOLIO--
For the fiscal years ended October 31,
  1999:                                                        --**
  2000:                                                        --**
  2001:                                                     $ 426*
GLOBAL STRATEGIC INCOME FUND--
For the fiscal years ended October 31,
  1999:                                                     $ 292
  2000:                                                     $ 241
  2001:                                                     $ 232
THE GLOBAL STRATEGIC INCOME PORTFOLIO--
For the fiscal years ended October 31,
  1999:                                                     $  15
  2000:                                                     $   4
  2001:                                                     $ 101
SHORT TERM BOND FUND--
For the fiscal years ended October 31,
  1999:                                                     $ 634
  2000:                                                     $ 421
  2001:                                                     $ 637
THE SHORT TERM BOND FUND PORTFOLIO--
For the fiscal years ended October 31,
  1999:                                                     $ 172
  2000:                                                     $  45
  2001:                                                     $  88
*  Amounts are through 9/9/01, as the despoking of
  the Master/Feeder structure.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. DST, the Funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.


    An investor can buy shares in the Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the JPMorgan Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).


    Each investor in a Fund, may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.


    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.


    The broker-dealer allocation for the Bond Fund and Global Strategic Income Fund with a 4.50% sales charge on Class A Shares is set forth below:



    Effective October 1, 2001, the Distributor pays broker-dealers commissions on net sales of Class A Shares of the Bond Fund and Global Strategic Income Fund of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.



    The broker-dealer allocation for Class A Shares of Short Term Bond Fund is set forth below:



                                                                          AMOUNT OF SALES CHARGE
                                      SALES CHARGE AS A PERCENTAGE OF:    REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT             -----------------------------------      A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE
------------------                   --------------  -------------------  -----------------------
Under 100,000                               1.50                1.52                    1.00
100,000 but under 250,000                   1.00                1.00                    0.50
250,000 but under 500,000                   0.50                0.50                    0.25
500,000 but under 1,000,000                 0.25                0.25                    0.25



    There is no initial sales charge on purchases of Class A Shares of $1 million or more.



    The Distributor pays broker-dealers commissions on net sales of Class A Shares of the Short Term Bond Fund of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.25% of the amount over $1 million. The Distributor may withhold such payments with respect to short-term investments.



    At times a Fund's distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the 1933 Act.

    For the Bond and Global Strategic Income Funds, effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.



    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.


    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.


    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.


    We reserve the right to limit the number of exchanges or to refuse an exchange. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.


    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS


    Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectus. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE


    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.



    The net asset value of each class of a Fund is equal to the value of the class's pro rata portion of Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.



    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares.

Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.



    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.



    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.


    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


    Below is set forth historical yield information for the Funds for the 30-day period ended 10/31/01:



Bond Fund (Institutional)                            4.96%
Bond Fund (Select)                                   4.71%
Bond Fund (Class A)                                  4.44%
Global Strategic Income Fund (Institutional)         7.36%
Global Strategic Income Fund (Select)                7.06%


    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor JPMorgan Fund and will be presented in accordance with applicable SEC staff interpretations.

    The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.


    Below is set forth historical return information as of October 31, 2001 for the Funds or their predecessors for the periods indicated:



    SHORT TERM BOND FUND -- INSTITUTIONAL CLASS SHARES - BEFORE
TAXES (10/31/01): Average annual total return, 1 year: 10.70%; average annual total return, 5 years 6.55%; average annual total return, commencement of operations (July 13, 1993) to period end: 5.91%.



    SHORT TERM BOND FUND -- INSTITUTIONAL CLASS SHARES - AFTER TAXES ON DISTRIBUTIONS (10/31/01): Average annual total return, 1 year: 8.31%; average annual total return, 5 years 4.06%; average annual total return, 10 years NA; commencement of operations (July 13, 1993) to period end: 3.55%.



    SHORT TERM BOND FUND -- INSTITUTIONAL CLASS SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (10/31/01): Average annual total return, 1 year: 6.44%; average annual total return, 5 years 3.98%; commencement of operations (July 13, 1993) to period end: 3.53%.



    SHORT TERM BOND FUND -- SELECT CLASS - BEFORE TAXES (10/30/01): Average annual total return, 1 year: 10.39%; average annual total return, 5 years:
6.27%; average annual total return, commencement of operations (July 13, 1993) to period end: 5.68%.



    SHORT TERM BOND FUND -- SELECT SHARES - AFTER TAXES ON
DISTRIBUTIONS (10/31/01): Average annual total return, 1 year: 8.00%; average annual total return, 5 years 3.87%; commencement of operations (July 13, 1993) to period end: 3.40%.



    SHORT TERM BOND FUND -- SELECT SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (10/31/01): Average annual total return, 1 year: 6.26%; average annual total return, 5 years 3.80%; commencement of operations
(July 13, 1993) to period end: 3.39%.



    SHORT TERM BOND FUND -- CLASS A SHARES - BEFORE TAXES (10/31/01): Average annual total return, 1 year: 10.15%; average annual total return, 5 years 6.22%; average annual total return, commencement of operations (July 13, 1993) to period end: 5.65%.



    SHORT TERM BOND FUND -- CLASS A SHARES - AFTER TAXES ON
DISTRIBUTIONS (10/31/01): Average annual total return, 1 year: 7.77%; average annual total return, 5 years 3.83%; commencement of operations (July 13, 1993) to period end: 3.38%.



    SHORT TERM BOND FUND -- CLASS A SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (10/31/01): Average annual total return, 1 year: 6.11%; average annual total return, 5 years 3.77%; commencement of operations
(July 13, 1993) to period end: 3.36%.



    BOND FUND -- SELECT CLASS - BEFORE TAXES (10/31/01): Average annual total return, 1 year: 13.32%; average annual total return, 5 years: 7.18%; average annual total return, 10 years: 7.29%; aggregate total return, 1 year: 13.32%.



    BOND FUND -- SELECT SHARES - AFTER TAXES ON DISTRIBUTIONS (10/31/01):
Average annual total return, 1 year: 10.79%; average annual total return, 5 years 4.53%; average annual total return, 10 years 4.56%; commencement of operations (July 13, 1993) to period end: 4.56%.



    BOND FUND -- SELECT SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (10/31/01): Average annual total return, 1 year: 8.02%; average annual total return, 5 years 4.41%; average annual total return, 10 years 4.51%; commencement of operations (July 13, 1993) to period end: 4.51%.



    BOND FUND -- CLASS A - BEFORE TAXES (10/31/01): Average annual total return, 1 year: 13.31%; average annual total return, 5 years 7.18%; average annual total return, 10 years: 7.29%.



    BOND FUND -- CLASS A SHARES - AFTER TAXES ON DISTRIBUTIONS (10/31/01):
Average annual total return, 1 year: 10.79%; average annual total return, 5 years 4.53%; average annual total return, 10 years 4.56%; commencement of operations to period end: 4.56%.

    BOND FUND -- CLASS A SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (10/31/01): Average annual total return, 1 year: 8.02; average annual total return, 5 years 4.41%; average annual total return, 10 years 4.51%; commencement of operations to period end: 4.51%.



    BOND FUND -- CLASS B - BEFORE TAXES (10/31/01): Average annual total return, 1 year: 13.20%; average annual total return, 5 years 7.15%; average annual total return, 10 years: 7.28%.



    BOND FUND -- CLASS B SHARES - AFTER TAXES ON DISTRIBUTIONS (10/31/01):
Average annual total return, 1 year: 10.72%; average annual total return, 5 years 4.52%; average annual total return, 10 years 4.56%; commencement of operations to period end: 4.56%.



    BOND FUND -- CLASS B SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (10/31/01): Average annual total return, 1 year: 7.95%; average annual total return, 5 years 4.40%; average annual total return, 10 years 4.50%; commencement of operations to period end: 4.50%.



    BOND FUND -- INSTITUTIONAL CLASS SHARES - BEFORE TAXES (10/31/01): Average annual total return, 1 year: 13.46%; average annual total return, 5 years 7.37%; average annual total return, 10 years: 7.46%.



    BOND FUND -- INSTITUTIONAL CLASS SHARES - AFTER TAXES ON
DISTRIBUTIONS (10/31/01): Average annual total return, 1 year: 10.84%; average annual total return, 5 years 4.62%; average annual total return, 10 years 4.79%.



    BOND FUND -- INSTITUTIONAL CLASS SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (10/31/01): Average annual total return, 1 year: 8.10%; average annual total return, 5 years 4.51%; average annual total return, 10 years 4.69%.



    BOND FUND -- ULTRA CLASS SHARES - BEFORE TAXES (10/31/01): Average annual total return, 1 year: 13.63%; average annual total return, 5 years 7.49%; average annual total return, 10 years: 7.52%.



    BOND FUND -- ULTRA CLASS SHARES - AFTER TAXES ON DISTRIBUTIONS (10/31/01):
Average annual total return, 1 year: 10.83%; average annual total return, 5 years 4.82%; average annual total return, 10 years 4.89%.



    BOND FUND -- ULTRA CLASS SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (10/31/01): Average annual total return, 1 year: 8.25%; average annual total return, 5 years 4.65%; average annual total return, 10 years 4.76%.



    GLOBAL STRATEGIC INCOME FUND -- INSTITUTIONAL CLASS SHARES - BEFORE
TAXES (10/31/01): Average annual total return, 1 year: 5.86%; average annual total return, 5 years N/A; commencement of operations (March 17, 1997) to period end: 5.27%.



    GLOBAL STRATEGIC INCOME FUND -- INSTITUTIONAL CLASS SHARES - AFTER TAXES ON DISTRIBUTIONS (MARCH 17, 1997): Average annual total return, 1 year: 2.03%; average annual total return, 5 years NA; commencement of operations (March 17, 1997) to period end: 2.19%.



    GLOBAL STRATEGIC INCOME FUND -- INSTITUTIONAL CLASS SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (MARCH 17, 1997): Average annual total return, 1 year: 3.52%; average annual total return, 5 years NA; commencement of operations (March 17, 1997) to period end: 2.67%.



    GLOBAL STRATEGIC INCOME FUND -- SELECT CLASS - BEFORE TAXES (10/31/01):
Average annual total return, 1 year: 5.46%; average annual total return, commencement of operations (March 17, 1997) to period end: 4.95%.



    GLOBAL STRATEGIC INCOME FUND -- SELECT SHARES - AFTER TAXES ON DISTRIBUTIONS (MARCH 17, 1997): Average annual total return, 1 year: 1.32%; average annual total return, 5 years NA; commencement of operations (March 17, 1997) to period end: 1.95%.



    GLOBAL STRATEGIC INCOME FUND -- SELECT SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (MARCH 17, 1997): Average annual total return, 1 year:
3.28%; average annual total return, 5 years NA; commencement of operations (March 17, 1997) to period end: 2.46%.



    GLOBAL STRATEGIC INCOME FUND -- CLASS A SHARES - BEFORE TAXES (10/31/01):
Average annual total return, 1 year: 4.07%; commencement of operations
(March 17, 1997) to period end: 4.65%.

    GLOBAL STRATEGIC INCOME FUND -- CLASS A SHARES - AFTER TAXES ON DISTRIBUTIONS (MARCH 17, 1997): Average annual total return, 1 year: 0.37%; average annual total return, 5 years NA; commencement of operations (March 17, 1997) to period end: 1.74%.



    GLOBAL STRATEGIC INCOME FUND -- CLASS A SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (MARCH 17, 1997): Average annual total return, 1 year: 2.46%; commencement of operations (March 17, 1997) to period end: 2.27%.



    GLOBAL STRATEGIC INCOME FUND -- CLASS B SHARES - BEFORE TAXES (10/31/01):
Average annual total return, 1 year: 3.95%; commencement of operations
(March 17, 1997) to period end: 4.62%.



    GLOBAL STRATEGIC INCOME FUND -- CLASS B SHARES - AFTER TAXES ON DISTRIBUTIONS (MARCH 17, 1997): Average annual total return, 1 year: 0.26%; commencement of operations (March 17, 1997) to period end: 1.72%.



    GLOBAL STRATEGIC INCOME FUND -- CLASS B SHARES - AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (MARCH 17, 1997): Average annual total return, 1 year: 2.39%; commencement of operations (March 17, 1997) to period end: 2.26%.


    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.


    Under the advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes:
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.



    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory agreements. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.



    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The Funds paid the following brokerage commissions for the indicated
periods:
Bond Fund -- For the fiscal year ended October 31, 2001: $80,619
Global Strategic Income Fund -- For the fiscal year ended October 31, 2001:
$1,777
Short Term Bond Fund -- For the fiscal year ended October 31, 2001: $18,480


                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P. Morgan Institutional Funds". Each corresponding Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.


    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of ten open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or
(2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 10 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS


    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.


                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: derive at least 90% of its gross income and any net tax-exempt from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").



    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the

Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and
(2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies of any one issuer), or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.



    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS


    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends received deduction for corporations.


    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.


    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.



    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.


    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other refunded or "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal Income tax liability provided the appropriate information is furnished to the IRS.


                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.


                           CAPITAL LOSS CARRYFORWARDS


    For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated:


                                               CAPITAL LOSS
                                              CARRYFORWARDS       EXPIRES IN
                                          (AMOUNTS IN THOUSANDS)     YEAR
                                          ----------------------  ----------
Global Strategic Income Fund                   $       447            2005
                                                     9,069            2006
                                                     5,022            2007
                                                     6,462            2008
                                                     4,211            2009
                                               -----------
Total Capital Loss Carryforwards               $    25,211
                                               ===========

Short Term Bond Fund                           $   362,000            2007


                              FOREIGN SHAREHOLDERS


    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by such shareholder.



    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.


    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Funds' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                               PRINCIPAL HOLDERS


    As of January 31, 2002, the following persons owned of record 5% or more of the outstanding Shares of the Funds.



FUND AND CLASS OF SHARES      NAME AND ADDRESS OF SHAREHOLDER       PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
Global Strategic Income   Charles Schwab & Co Inc                       21.09%
Select Class Shares       Special Custody Account For
                          Benefit of Customers
                          Attn: Mutual Funds
                          101 Montgomery St
                          San Francisco CA 94104-4122
                          Morgan Guaranty TR Co of New York              9.28%
                          as Agent for P Vintiadis IRA
                          Attn: Special Products 2 OPS/3
                          500 Stanton Christiana Road
                          Newark DE 19713-2107
                          Morgan Guaranty TR Co of NY                    7.93%
                          Agent for McClelland Palmer
                          Foundation
                          Attn: Special Products 2/OPS3
                          500 Stanton Christiana Road
                          Newark DE 19713-2107
                          JPM FSB as Agent for                           6.08%
                          David Stanley IRA
                          Attn: Special Products 2/OPS3
                          500 Stanton Christiana Rd
                          Newark DE 19713-2107
Bond Fund                 BSD&T as TTEE for Gannett Co Inc              12.65%
Select Class Shares       401(k) Savings Plan
                          Attn: Eric Judge
                          135 Santilli Hwy
                          Everett MA 02149-1906
                          UMBSC & Co FBO Collins - Aikman                9.53%
                          Pension Trust - Non Union
                          Attn: Tim Gee
                          PO Box 419260
                          Kansas City MO 64141-6260
Short Term Bond Fund      National Philanthropic Trust                  37.96%
Select Class Shares       Main Account
                          Eileen Heisman President
                          165 Township Line Rd Ste 150
                          Jenkintown PA 19046-3543
                          MGT of NY as Agent for KKR Sole                5.47%
                          Proprietorship Plan FBO
                          Jerome Kohlberg Jr
                          Attn: Special Products 2/OPS3
                          500 Stanton Christiana Rd
                          Newark DE 19713-2107
Global Strategic Income   Morgan Guaranty TR Co of New York             41.51%
Institutional             as Agent for Kenan Charitable Tr
Class Shares              Attn: Special Products 2 OPS/3
                          500 Stanton Christiana Road
                          Newark DE 19713-2107

                          Ferncliff Cemetery Assoc - Gen Fund           10.23%
                          Bank of New York Master Trust
                          123 Main St Fl 4
                          White Plains NY 10601-3104
                          JPMIM as Agent for University of               5.93%
                          Arkansas Foundation and System
                          522 Fifth Avenue
                          New York NY 10036-7601
Bond Fund                 Morgan Guaranty Trust Co of                    7.93%
Ultra Shares              New York as Agent for 1984
                          Geisel Trust-Survivor's Tr
                          Attn: Special Products 2 OPS/3
                          500 Stanton Christiana Road
                          Newark DE 19713-2107
                          Bankers Trust Co FBO Magnetek                  6.82%
                          190526
                          Mike Bloebaum Asst Treasurer
                          Attn: M Bloebaum Ms 7200
                          26 Century Blvd Ste 600
                          Nashville TN 37214-4602
                          Michigan Catholic Conference                   5.66%
                          Diocese Investment
                          Attn: Paula Bhatt
                          505 N Capitol Ave
                          Lansing MI 48933-1266
                          JPMIM as Agent for Albany Medical              5.50%
                          Center Insurance Trust-Fleet Trust
                          Co as Custodian
                          Attn: Fran Gentile
                          522 Fifth Ave
                          New York NY 10036-7601
                          JPMIM as Agent for The Helen                   5.38%
                          G Bonfils Foundation
                          522 5th Ave
                          New York NY 10036-7601
                          JPMIM as Agent for                             5.00%
                          The Retirement Trust Fund
                          for St Joseph's Province of The
                          Sisters of St Joseph of Peace
                          Attn: F Gentil
                          522 5th Ave
                          New York NY 10036
Short Term Bond Fund      Jujamcyn Theaters Corp                         6.77%
Institutional             Attn: Paul Libin-VP
Class Shares              Meredith Villatore-CFO
                          246 W 44th St
                          New York NY 10036-3910
                          JPMIM as Agent for Leukemia &                  5.17%
                          Lymphoma Society Inc
                          Attn: Scott Ducasse
                          522 5th Ave
                          New York NY 10036-7601

                              FINANCIAL STATEMENTS


    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following Financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722.



                                      DATE OF
                                      ANNUAL    DATE ANNUAL
NAME OF FUND                          REPORT    REPORT FILED    ACCESSION NUMBER
------------                         ---------  ------------  ---------------------
J.P. Morgan Institutional Short
  Term Bond Fund                     10/31/01;      1/7/02;   0000912057-02-000373
J.P. Morgan Institutional Bond Fund  10/31/01;      1/7/02;   0000912057-02-000373
J.P. Morgan Institutional Bond
  Fund--Ultra                        10/31/01;    12/28/00;   0000912057-02-000373
J.P. Morgan Institutional Global
  Strategic Income Fund              10/31/01;    01/07/02;   0000912057-02-000373

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    Aaa--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS


    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                        J.P. MORGAN INSTITUTIONAL FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2002


                   JPMORGAN FLEMING INTERNATIONAL VALUE FUND
                 JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
               JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036


    This Statement of Additional Information is NOT a prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated February 28, 2002 for the JPMorgan Fleming Emerging Markets Equity, the JPMorgan Fleming International Opportunities Funds and the JPMorgan Fleming International Value Fund. Additionally, this Statement of Additional Information incorporates by reference the Financial Statements included in the Annual Reports for the JPMorgan Fleming International Value Fund, the JPMorgan Fleming Emerging Markets Equity Fund and the JPMorgan Fleming International Opportunities Fund. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports thereon, are available, without charge upon request from J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at
1211 Avenue of the Americas, 41st Floor, New York, NY 10036. Attention: JPMorgan Funds.



    For more information about your account and financial statements, simply call or write the JPMorgan Funds Service Center at:


Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722


                                                                SAI-IFIVEMIO-302

TABLE OF CONTENTS                                              PAGE
---------------------------------------------------------------------

General.....................................................     3
Investment Objective and Policies...........................     3
Investment Restrictions.....................................    19
Trustees....................................................    21
Officers....................................................    24
Codes of Ethics.............................................    25
Investment Adviser..........................................    26
Administrator...............................................    28
Distributor.................................................    29
Distribution Plan...........................................    30
Custodian and Transfer Agent................................    31
Shareholder Servicing.......................................    31
Financial Professionals.....................................    32
Independent Accountants.....................................    33
Expenses....................................................    33
Purchases, Redemptions and Exchanges........................    34
Dividends and Distributions.................................    39
Net Asset Value.............................................    39
Performance Data............................................    40
Fund Transactions...........................................    46
Massachusetts Trust.........................................    47
Description of Shares.......................................    48
Distributions: Tax Matters..................................    49
Additional Information......................................    58
Financial Statements........................................    59
Appendix A--Description of Security Ratings.................   A-1

                                    GENERAL

    This Statement of Additional Information relates only to the JPMorgan Fleming International Value Fund (the "International Value Fund", formerly the JPMorgan International Equity Fund), JPMorgan Fleming Emerging Markets Equity Fund (the "Emerging Markets Equity Fund"), and JPMorgan Fleming International Opportunities Fund (the "International Opportunities Fund") (collectively, the "Funds"). Each of the Funds is a separate series of J.P. Morgan Institutional Funds, an investment management company formed November 14, 1992 as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information. The Trustees of the Trust have authorized the issuance and sale of up to five classes of shares of each Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares.

    Currently, the following Shares of the Funds are available: International Value Fund (formerly International Equity Fund)--Select, Institutional, Class A and Class B shares; Emerging Markets Equity--Select, Institutional, Class A and Class B; International Opportunities Fund--Select, Institutional, Class A and Class B.

    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses (each a "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    Until September 7, 2001, the Funds invested all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invested in a Portfolio through a two-tier master-feeder investment fund structure.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.


    JPMORGAN FLEMING INTERNATIONAL VALUE FUND is designed for investors with a long term investment horizon who want to diversify their Funds by investing in an actively managed Fund of non-U.S. securities that seeks to outperform the Fund's benchmark. The Fund's investment objective is to provide high total return from a portfolio of equity securities of foreign corporations.



    The International Value Fund seeks to achieve its investment objective by investing primarily in the equity securities of foreign corporations. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the International Value Fund expects to invest at least 80% of its net assets in such securities. The Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

              INVESTMENT PROCESS FOR THE INTERNATIONAL VALUE FUND


    STOCK SELECTION: JPMIM's international equity analysts, each an industry and country specialist with an average of nearly ten years of experience, forecast normalized earnings and dividend payouts for roughly 1,200 non-U.S. companies--taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified fund is constructed using disciplined buy and sell rules. The International Value Fund's manager's objective is to concentrate the purchases in the stocks deemed most undervalued, and to keep sector weightings close to those of the International Value Fund's benchmark. Once a stock falls into the bottom half of the rankings, it generally becomes a candidate for sale. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company. Stock selection drives the resulting country and regional allocations in the International Value Fund.


    CURRENCY MANAGEMENT: Currency is actively managed, in conjunction with stock allocation, with the goal of protecting and possibly enhancing the International Value Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Value Fund's investment strategy.

    JPMORGAN EMERGING MARKETS EQUITY FUND is designed for investors with a long term investment horizon who want exposure to the rapidly growing emerging markets. The Emerging Markets Equity Fund's investment objective is to achieve a high total return from a portfolio of equity securities of companies in emerging markets.


    The Emerging Markets Equity Fund seeks to achieve its investment objective by investing primarily in Equity Securities of emerging markets issuers. Under normal circumstances, the Emerging Markets Equity Fund expects to invest at least 80% of its net assets in such securities and it may also invest up to 20% in debt securities of emerging markets issuers. The Emerging Markets Equity Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.


            INVESTMENT PROCESS FOR THE EMERGING MARKETS EQUITY FUND

    COUNTRY ALLOCATION:   JPMIM's country allocation decision begins with a
forecast of the expected return of each market in the Emerging Markets Equity Fund's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. JPMIM then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Emerging Markets Equity Fund's benchmark, the MSCI Emerging Markets Free Index, while those that rank poorly are underweighted.


    STOCK SELECTION: JPMIM's emerging markets equity analysts, each an industry specialist, monitor a universe of approximately 325 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified Fund is constructed using disciplined buy and sell rules. The Fund manager's objective is to concentrate the Emerging Markets Equity Fund's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of JPMIM's rankings.

    JPMORGAN INTERNATIONAL OPPORTUNITIES FUND is designed for long-term investors who want to invest in an actively managed Fund of common stocks and other equity securities of non-U.S. companies, including companies located in emerging markets. The International Opportunities Fund's investment objective is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

    The International Opportunities Fund seeks to achieve its investment objective by investing primarily in Equity Securities of non-U.S. issuers in developed and developing countries. Under normal circumstances, the International Opportunities Fund expects to invest at least 65% of its total assets in such securities. The International Opportunities Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

          INVESTMENT PROCESS FOR THE INTERNATIONAL OPPORTUNITIES FUND


    STOCK SELECTION: JPMIM's international equity analysts and emerging markets equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for roughly 1,200 non-U.S. companies, taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry. A diversified Fund is constructed using disciplined buy and sell rules. The Fund manager's objective is to concentrate the International Opportunities Fund's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of JPMIM's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.


    CURRENCY MANAGEMENT: JPMIM actively manages the currency exposure of the International Opportunities Fund's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Opportunities Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Opportunities Fund's investment strategy.

    COUNTRY ALLOCATION (DEVELOPED COUNTRIES): The International Opportunities Fund's country weightings primarily result from its stock selection decisions and may vary significantly from the MSCI All Country World Index Free (ex-U.S.), the International Opportunities Fund's benchmark.

                               EQUITY INVESTMENTS

    The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS


    FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least
50 percent of its revenue or profits from such country or has at least
50 percent of its assets situated in such country.


    The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a

U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN AND CORPORATE DEBT OBLIGATIONS. The Emerging Markets Equity Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    BRADY BONDS. The Emerging Markets Equity Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES.   The Emerging Markets Equity Fund
may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                     INVESTMENT IN LOWER RATED OBLIGATIONS

    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis.

    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's holdings for purposes of determining the Fund's net asset value.

                            FIXED INCOME INVESTMENTS

    Certain Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which these Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    Certain Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. Certain Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


                            MONEY MARKET INSTRUMENTS


    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and
(iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    Each of the Funds may make investments in other debt securities, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

    CORPORATE BONDS AND OTHER DEBT SECURITIES. Each of the Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund or Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER


    The table below sets forth the portfolio turnover rates corresponding to each of the Funds. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions: Tax Matters" below. Prior to 9/10/01, the International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund invested all of their investable assets in the International Equity Portfolio, the Emerging Markets Equity Portfolio and the International Opportunities Portfolio, respectively. The portfolio turnover rates listed prior to 9/10/01 are the turnover rates from these portfolios.



                                                                     FISCAL YEARS
                                                                        ENDING
                                                                -----------------------
                                                                  2000           2001
                                                                --------       --------
International Value Fund (formerly International Equity
  Fund) (10/31)                                                   80%             85%
Emerging Markets Equity Fund (10/31)                              65%             76%
International Opportunities Fund (11/30)                          86%            110%


                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York NY 10036.



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
NAME (AGE);                                                            FUND COMPLEX
POSITIONS WITH                          PRINCIPAL OCCUPATIONS          OVERSEEN BY         OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                        DURING PAST 5 YEARS             TRUSTEE             OUTSIDE FUND COMPLEX
-----------------                  -------------------------------    --------------    -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60);         Retired; Vice President &                81          None
Trustee (2001)                     Treasurer of Ingersoll-Rand
                                   Company

Roland E. Eppley, Jr. (69);        Retired                                  81          Trustee of Janel
Trustee (2001)                                                                          Hydraulics, Inc.
                                                                                        (1993-Present)

Ann Maynard Gray (56); Trustee     Retired; Vice-President of               81          Director of Duke Energy
(2001)                             Capital Cities/ABC, Inc.                             Corporation (1997-Present);
                                   (1986-1998); President of                            Director of Elan Corporation
                                   Diversified Publishing Group                         Plc (2001-Present); Director of
                                   (1991-1997);                                         The Phoenix Companies (2002)

Matt Healey (63); Trustee and      Retired; Chief Executive                 81          None
President of the Board of          Officer of certain trust in
Trustee (1992)                     J.P. Morgan funds (1982-2001)

Fergus Reid III (69); Chairman     Chairman & Chief Executive               81          Trustee of Morgan Stanley Funds
of the Board (2001)                Officer of Lumelite Corporation                      (1995-Present)

James J. Schonbachler (59);        Retired; Managing Director of            81          Director of Jonathans Landing
Trustee (2001)                     Bankers Trust Company                                Golf Club, Inc. (2001-Present)
                                   (financial services)
                                   (1968-1998); Group Head and
                                   Director of Bankers Trust,
                                   A.G., Zurich and BT Brokerage
                                   Corp. (financial services)

H. Richard Vartabedian (66);       Investment Management                    81          None
Trustee (2001)                     Consultant

INTERESTED TRUSTEE

Leonard M. Spalding (66);          Retired; Chief Executive                 81          Director of Greenview Trust Co.
Trustee (2001)*                    Officer of Chase Mutual Funds
                                   (1989-1998); President & Chief
                                   Executive Officer of Vista
                                   Capital Management (investment
                                   management); Chief Investment
                                   Executive of Chase Manhattan
                                   Private Bank (investment
                                   management)



                    *   Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.



   Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year end October 31, 2001. The members of the Governance

Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures in place currently for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.



    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:



                                                                                                OWNERSHIP OF FLEMING
                                                                 OWNERSHIP OF FLEMING          EMERGING MARKET EQUITY
NAME OF TRUSTEE                                                INTERNATIONAL VALUE FUND                 FUND
---------------                                                ------------------------       ------------------------
William J. Armstrong                                                     None                           None
Roland E. Eppley, Jr.                                                    None                           None
Ann Maynard Gray                                                         None                           None
Matt Healey                                                              None                           None
Fergus Reid III                                                          None                           None
James J. Schonbachler                                                    None                           None
Leonard M. Spalding                                                      None                           None
H. Richard Vartabedian                                                   None                           None



                                                                 OWNERSHIP OF FLEMING          AGGREGATE OWNERSHIP OF
                                                                    INTERNATIONAL                 ALL FUNDS IN THE
NAME OF TRUSTEE                                                   OPPORTUNITIES FUND                  COMPLEX
---------------                                                ------------------------       ------------------------
William J. Armstrong                                                     None                      Over $100,000
Roland E. Eppley, Jr.                                                    None                      Over $100,000
Ann Maynard Gray                                                         None                     $10,000-$50,000
Matt Healey                                                              None                      Over $100,000
Fergus Reid III                                                          None                      Over $100,000
James J. Schonbachler                                                    None                     $50,000-$100,000
Leonard M. Spalding                                                      None                      Over $100,000
H. Richard Vartabedian                                                   None                      Over $100,000



   As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below.



    Aggregate Trustee Compensation paid by the trust during 2001



                                                                                               PENSION OR
                                                                                               RETIREMENT            TOTAL
                                         FLEMING           FLEMING            FLEMING           BENEFITS          COMPENSATION
                                      INTERNATIONAL    EMERGING MARKETS    INTERNATIONAL     ACCRUED BY THE        PAID FROM
                                          VALUE             EQUITY         OPPORTUNITIES     "FUND COMPLEX"      "FUND COMPLEX"
                                      -------------    ----------------    -------------    ----------------    ----------------
William J. Armstrong, Trustee              $ 83              $ 44              $128             $30,616             $106,500
Roland R. Eppley, Jr., Trustee             $ 83              $ 44              $128             $44,137             $107,500
Ann Maynard Gray, Trustee                  $298              $ 92              $373                 N/A             $100,000
Matthew Healey, Trustee and
  President of the Board of
  Trustees (2)                             $325              $107              $416                 N/A             $116,665
Fergus Reid, III, Trustee and
  Chairman of the Board of
  Trustees                                 $173              $ 91              $265             $85,527             $240,415
James J. Schonbachler, Trustee             $298              $ 92              $373                 N/A             $100,000
Leonard M. Spalding, Jr., Trustee          $ 14              $  8              $ 25             $27,891             $102,000
H. Richard Vartabedian, Trustee            $111              $ 58              $170             $66,879             $153,865



                    *   Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of
                        J.P. Morgan Chase.
                   **   On February 22, 2001, the Board of Trustees voted to
                        terminate the Retirement Plan.
                  (1)   A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for
                        purposes of investment and investment services, or have a
                        common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex
                        for which the Trustees serve includes 10 investment
                        companies.
                  (2)   Pierpont Group, Inc., which provided services to the former
                        J.P. Morgan Family of Funds, paid Mr. Healey, in his role as
                        Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums
                        for his benefit.



   The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.


    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the

Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.


    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc. which was terminated on July 31, 2001, as part of the overall integration and reorganization of the Funds within the Fund Complex. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.



    The aggregate fees paid to Pierpont Group, Inc. by the Trust for the following fiscal years are: (amounts in thousand.)



                                                                      FISCAL YEARS ENDING
                                                                --------------------------------
                                                                  1999        2000       2001*
                                                                --------    --------    --------
International Value Fund (formerly International Equity
  Fund) (10/31)                                                    $8          $8          $4
Emerging Markets Equity Fund (10/31)                               $3          $2          $1
International Opportunities Fund (10/31)                           $6          $7          $4



                    *   Amounts are through the date the agreements with Pierpont
                        Group, Inc.were terminated.
                    ^   International Opportunities fund changed its fiscal year end to 10/31 in year 2001.


                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration.

Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of November 30, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    Prior to October 1, 1998, Morgan Guaranty Trust Company of New York ("Morgan Guaranty") served as investment adviser to each Fund's corresponding Portfolio.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.


International Value Fund (formerly International Equity
  Fund) (10/31)                                                 0.60%
Emerging Markets Equity Fund (10/31)                            1.00%
International Opportunities Fund (10/30)                        0.60%

    The table below sets forth for each Fund listed the advisory fees paid by each Fund's corresponding Portfolio to Morgan Guaranty and JPMIM, as applicable, for the fiscal period indicated. See the Funds' financial statements which are incorporated herein by reference. (Amounts in thousands)



                                                                      FISCAL YEARS ENDING
                                                                --------------------------------
                                                                  1999        2000       2001*
                                                                --------    --------    --------
International Value Fund (formerly International Equity
  Fund) (10/31)                                                  $2,882      $3,313      $1,602
Emerging Markets Equity Fund (10/31)                             $1,685      $1,772      $1,003
International Opportunities Fund (10/30)                         $2,133      $3,269      $1,980^



                    * The fees for 2001 are through 9/9/01 (the despoking of the Master Feeder structure).



    The table above sets forth the advisory fees paid, by each fund listed, to JPMIM for the period 9/10/01 through 10/31/01. Prior to 9/10/01 the advisory fees were paid by the Fund's Portfolio as the funds listed are the surviving feeders of the former Portfolios and invested all investable assets in the Fund's Portfolio. (Amounts in thousands)



                                                                FISCAL YEARS
                                                                   ENDING
                                                                   2001*
                                                                ------------
International Value Fund (formerly International Equity
  Fund) (10/31)                                                     $148
Emerging Markets Equity Fund (10/31)                                $133
International Opportunities Fund (10/30)                            $248^



                    ^   The International Opportunites Fund changed its fiscal year end to 10/31 in year 2001.


    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."

    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS



    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.



    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.



    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The

Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.



    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                 ADMINISTRATOR

    Pursuant to an Administration Agreement dated August 11, 2001, (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares. Morgan was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement of the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. Morgan may waive a portion of the fees payable to it with respect to each Fund. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    Under former Co-Administration Agreements with the Trust and the Funds dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's and the Funds' Co-Administrator.

    For its services under the Co-Administration Agreements, each Fund and its corresponding Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.


    The table below sets forth for each Fund and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated. (Amounts in thousands)



                                                                      FISCAL YEARS ENDING
                                                                --------------------------------
                                                                  1999        2000        2001
                                                                --------    --------    --------
International Value Fund (formerly International Equity
  Fund) (10/31)                                                    $6          $6          $3
Emerging Markets Equity Fund (10/31)                               $2          $2          $1
International Opportunities Fund (10/31)                           $4          $5          $3^


    In addition, under a prior Services Agreement, Morgan Guaranty provided certain administrative and related services to the Funds and the Portfolios, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.


    Under the Services Agreement, the Funds had agreed to pay Morgan Guaranty fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Funds and Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to the Distributor. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provided similar services. The table below sets forth for each Fund and its corresponding Portfolio the fees paid to Morgan, as Services Agent. (Amounts in thousands)



                                                                      FISCAL YEARS ENDING
                                                                --------------------------------
                                                                  1999        2000        2001
                                                                --------    --------    --------
International Value Fund (formerly International Equity
  Fund) (10/31)                                                   $107        $120        $100
Emerging Markets Equity Fund (10/31)                              $ 34        $ 33        $ 37
International Opportunities Fund (10/31)                          $ 77        $112        $127^



                    ^   The International Opportunites Fund changed its fiscal year end to 10/31 in year 2001.


                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.75% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


    Expenses paid by the Distributor related to the distribution of Trust shares during the fiscal year ended 10/31/01 were as follows:



                                                      FLEMING INTERNATIONAL    FLEMING EMERGING MARKETS
                                                           VALUE FUND                EQUITY FUND
                                                      ---------------------    ------------------------
Advertising and Sales Literature                             $ 4,950                   $  4,985
Printing, production and mailing of prosp.                   $35,244                   $ 19,706
Compensation to dealers                                      $28,718                   $160,641
Compensation to sales personnel                              $21,852                   $  3,479
B share financing charges                                    $36,978                   $ 28,881
Equipment, supplies and other                                $   604                   $    604


                                 TRANSFER AGENT

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                                   CUSTODIAN


    Pursuant to a Custodian Agreement, Morgan acts as the custodian of the assets of the Funds and receives such compensation as is from time to time agreed upon by the Trust and Morgan. As custodian, Morgan provides oversight and record keeping for the assets held in the portfolio of the Funds. Morgan is located at 3 Metrotech Center, Brooklyn, NY 11245.


                             SHAREHOLDER SERVICING

    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of up to 0.10% for Institutional Shares and up to 0.25% for Select, A, B and C shares (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all such shareholders.


    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated. (Amounts in thousands)



                                                                            FISCAL YEARS ENDING
                                                              ------------------------------------------------
                                                                1999        2000               2001*
                                                              --------    --------    ------------------------
                                                                                      PAID/ACCRUED     WAIVED
International Value Fund (formerly International
  Equity Fund) (10/31)                                          $413        $492
  Instituitonal Shares                                                                    $291          ($11)
  Select Shares                                                                           $  8            --

Emerging Markets Equity Fund (10/31)                            $132        $136
  Instituitonal Shares                                                                    $ 84          ($10)
  Select Shares                                                                           $  8          ($ 2)

International Opportunities Fund (11/30)^                       $  4        $  5
  Instituitonal Shares                                                                    $312          ($29)
  Select Shares                                                                           $ 13            --
  Class A Shares                                                                          $  8            --
  Class B Shares                                                                          $  1            --



                    *   Effective 9/10/01 the Funds became multi-class.
                    ^   The International Opportunites Fund changed its fiscal year end to 10/31 in year 2001.


    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan and the Distributor under various agreements discussed under "Investment Adviser," "Distributor" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


    Morgan has agreed that it will reimburse the following Funds through the dates indicated in the table below to the extent necessary to maintain such Funds' total operating expenses (which include expenses of the Funds) at the following annual rates of the Funds' average daily net assets.



International Value Fund (formerly International Equity
  Fund)
  Class A                                                              2/28/03 -- 1.45%
  Class B                                                              2/28/03 -- 1.95%
  Class C                                                              2/28/03 -- 1.95%
  Select Class                                                         2/28/05 -- 1.41%
  Institutional Class                                                  2/28/05 -- 0.95%

Emerging Markets Equity Fund
  Class A                                                              2/28/03 -- 2.00%
  Class B                                                              2/28/03 -- 2.50%
  Class C                                                              2/28/03 -- 2.50%
  Select Class                                                         2/28/05 -- 1.75%
  Institutional Class                                                  2/28/05 -- 1.45%

International Opportunities Fund
  Class A                                                              2/28/03 -- 1.90%
  Class B                                                              2/28/03 -- 2.40%
  Select Class                                                         2/28/05 -- 1.20%
  Institutional Class                                                  2/28/05 -- 0.92%


    These limits do not cover extraordinary expenses.

    The table below sets forth for each Fund and its corresponding Portfolio the fees and other expenses Morgan Guaranty reimbursed pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


                                                                      FISCAL YEARS ENDING
                                                                --------------------------------
                                                                  1999        2000        2001
                                                                --------    --------    --------
International Value Fund (formerly International Equity
  Fund)                                                           $13          N/A          --*
Emerging Markets Equity Fund (10/31)                              $94         $139        $130
International Opportunities Fund (10/31)^                         $24          N/A         N/A



                    *   Amount does not round to one thousand.
                    ^ Amounts for 1999 and 2000 are fiscal years ending 11/30, 2001 is fiscal year ending 10/31 as the fund changed its year end.


                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST, the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                                                           AMOUNT OF
                                                                 SALES CHARGE AS A        SALES CHARGE
                                                                   PERCENTAGE OF:         REALLOWED TO
                                                               ----------------------     DEALERS AS A
AMOUNT OF TRANSACTION AT                                       OFFERING    NET AMOUNT    PERCENTAGE OF
OFFERING PRICE ($)                                              PRICE       INVESTED     OFFERING PRICE
------------------                                             --------    ----------    --------------
Under 100,000                                                    5.75         6.10            5.00
100,000 but under 250,000                                        3.75         3.90            3.25
250,000 but under 500,000                                        2.50         2.56            2.25
500,000 but under 1,000,000                                      2.00         2.04            1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.


    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.


    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. J.P. Morgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.


    The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period as defined below.


    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial institution or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.


    The net asset value of each Fund is equal to the value of the Fund's total investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.



    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.


    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.


    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.


    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.


    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor JPMorgan Fund and will be presented in accordance with applicable SEC staff interpretations.

    The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Below is set forth historical return information for the Funds or their predecessors for the periods indicated:


                          AVERAGE ANNUAL TOTAL RETURNS
                            (EXCLUDING SALES CHARGE)



                                                             FISCAL YEARS ENDING 10/31/01
                                            ---------------------------------------------------------------
                                                                                  SINCE         DATE OF
                                             1 YEAR     5 YEARS     10 YEARS    INCEPTION    FUND INCEPTION
                                            --------    --------    --------    ---------    --------------
FLEMING INTERNATIONAL VALUE FUND
  (FORMERLY INTERNATIONAL EQUITY FUND)
    Institutional Shares - before taxes     (26.06)%     (0.98)%      2.61%        N/A
    Institutional Shares - after taxes
      on distributions                      (27.50)%     (2.61)%      1.57%        N/A
    Institutional Shares - after taxes
      on distributions and sale of fund
      shares                                (14.13)%     (1.09)%      1.87%        N/A
    Select Shares - before taxes            (26.66)%     (1.32)%      2.35%        N/A
    Select Shares - after taxes on
      distributions                         (33.65)%     (5.15)%     (0.12)%       N/A
    Select Shares - after taxes on
      distributions and sale of fund
      shares                                (12.61)%     (1.70)%      1.36%        N/A
    Class A Shares - before taxes           (26.74)%     (1.35)%      2.33%        N/A
    Class A Shares - after taxes on
      distributions                         (33.73)%     (5.18)%     (0.13)%       N/A
    Class A Shares - after taxes on
      distributions and sale of fund
      shares                                (12.66)%     (1.72)%      1.35%        N/A
    Class B Shares - before taxes           (26.66)%     (1.32)%      2.35%        N/A
    Class B Shares - after taxes on
      distributions                         (33.65)%     (5.15)%     (0.12)%       N/A
    Class B Shares - after taxes on
      distributions and sale of fund
      shares                                (12.61)%     (1.70)%      1.36%        N/A
FLEMING EMERGING MARKETS EQUITY FUND                                                            11/15/93
    Institutional Shares - before taxes     (22.98)%     (9.73)%       N/A       (5.67)%
    Institutional Shares - after taxes
      on distributions                      (23.01)%    (10.78)%       N/A       (6.47)%
    Institutional Shares - after taxes
      on distributions and sale of fund
      shares                                (13.99)%     (7.69)%       N/A       (4.53)%
    Select Shares - before taxes            (23.23)%    (10.01)%       N/A       (5.93)%
    Select Shares - after taxes on
      distributions                         (23.43)%    (10.69)%       N/A       (6.48)%
    Select Shares - after taxes on
      distributions and sale of fund
      shares                                (14.13)%     (7.91)%       N/A       (4.72)%
    Class A Shares - before taxes           (23.18)%     (9.98)%       N/A       (5.91)%
    Class A Shares - after taxes on
      distributions                         (23.28)%    (10.65)%       N/A       (6.46)%
    Class A Shares - after taxes on
      distributions and sale of fund
      shares                                (14.04)%     (7.88)%       N/A       (4.71)%
    Class B Shares - before taxes           (23.33)%    (10.01)%       N/A       (5.93)%
    Class B Shares - after taxes on
      distributions                         (23.43)%    (10.69)%       N/A       (6.48)%
    Class B Shares - after taxes on
      distributions and sale of fund
      shares                                (14.13)%     (7.91)%       N/A       (4.72)%

                                                             FISCAL YEARS ENDING 10/31/01
                                            ---------------------------------------------------------------
                                                                                  SINCE         DATE OF
                                             1 YEAR     5 YEARS     10 YEARS    INCEPTION    FUND INCEPTION
                                            --------    --------    --------    ---------    --------------
FLEMING INTERNATIONAL OPPORTUNITIES
  FUND^                                                                                          2/26/97
    Institutional Shares - before taxes     (26.38)%       N/A         N/A       (1.40)%
    Institutional Shares - after taxes
      on distributions                      (26.89)%       N/A         N/A       (2.00)%
    Institutional Shares - after taxes
      on distributions and sale of fund
      shares                                (15.73)%       N/A         N/A       (1.31)%
    Select Shares - before taxes            (26.85)%       N/A         N/A       (1.67)%
    Select Shares - after taxes on
      distributions                         (28.09)%       N/A         N/A       (2.45)%
    Select Shares - after taxes on
      distributions and sale of fund
      shares                                (15.77)%       N/A         N/A       (1.56)%
    Class A Shares - before taxes           (26.94)%       N/A         N/A       (1.69)%
    Class A Shares - after taxes on
      distributions                         (28.18)%       N/A         N/A       (2.48)%
    Class A Shares - after taxes on
      distributions and sale of fund
      shares                                (15.82)%       N/A         N/A       (1.58)%
    Class B Shares - before taxes           (26.94)%       N/A         N/A       (1.69)%
    Class B Shares - after taxes on
      distributions                         (28.18)%       N/A         N/A       (2.48)%
    Class B Shares - after taxes on
      distributions and sale of fund
      shares                                (15.82)%       N/A         N/A       (1.58)%



                                                             FISCAL YEARS ENDING 10/31/01
                                            ---------------------------------------------------------------
                                                                                  SINCE         DATE OF
                                             1 YEAR     5 YEARS     10 YEARS    INCEPTION    FUND INCEPTION
                                            --------    --------    --------    ---------    --------------
FLEMING INTERNATIONAL VALUE FUND
  (FORMERLY INTERNATIONAL EQUITY FUND)
    Class A Shares - before taxes           (30.95)%     (2.50)%      1.73%        N/A
    Class A Shares - after taxes on
      distributions                         (37.54)%     (6.29)%     (0.72)%       N/A
    Class A Shares - after taxes on
      distributions and sale of fund
      shares                                (15.43)%     (2.61)%      0.86%        N/A
    Class B Shares - before taxes           (30.54)%     (1.63)%      2.35%        N/A
    Class B Shares - after taxes on
      distributions                         (37.53)%     (5.52)%     (0.12)%       N/A
    Class B Shares - after taxes on
      distributions and sale of fund
      shares                                (14.98)%     (1.95)%      1.36%        N/A
FLEMING EMERGING MARKETS EQUITY FUND                                                            11/15/93
    Class A Shares - before taxes           (27.63)%    (11.03)%       N/A       (6.60)%
    Class A Shares - after taxes on
      distributions                         (27.73)%    (11.70)%       N/A       (7.15)%
    Class A Shares - after taxes on
      distributions and sale of fund
      shares                                (16.76)%     (8.63)%       N/A       (5.20)%
    Class B Shares - before taxes           (26.92)%    (10.32)%       N/A       (5.93)%
    Class B Shares - after taxes on
      distributions                         (27.01)%    (11.01)%       N/A       (6.48)%
    Class B Shares - after taxes on
      distributions and sale of fund
      shares                                (16.32)%     (8.13)%       N/A       (4.72)%

                                                             FISCAL YEARS ENDING 10/31/01
                                            ---------------------------------------------------------------
                                                                                  SINCE         DATE OF
                                             1 YEAR     5 YEARS     10 YEARS    INCEPTION    FUND INCEPTION
                                            --------    --------    --------    ---------    --------------
FLEMING INTERNATIONAL OPPORTUNITIES
  FUND^                                                                                          2/26/97
    Class A Shares - before taxes           (31.13)%       N/A         N/A       (2.93)%
    Class A Shares - after taxes on
      distributions                         (32.29)%       N/A         N/A       (3.71)%
    Class A Shares - after taxes on
      distributions and sale of fund
      shares                                (18.41)%       N/A         N/A       (2.54)%
    Class B Shares - before taxes           (30.53)%       N/A         N/A       (2.09)%
    Class B Shares - after taxes on
      distributions                         (31.77)%       N/A         N/A       (2.89)%
    Class B Shares - after taxes on
      distributions and sale of fund
      shares                                (18.01)%       N/A         N/A       (1.89)%



                    ^ The Fleming International Opportunities Fund changed its fiscal year end from 11/30 to 10/31 in year 2001.


    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)



    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) since inception ending 10/31/01. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.



                                                                     TOTAL VALUE
                                                                EXCLUDING SALES LOAD
                                                                ---------------------
International Value Fund
    Institutional Shares                                               $12,939
    Select Shares                                                      $12,609
    Class A Shares                                                     $12,593
    Class B Shares                                                     $12,609
Emerging Markets Equity Fund
    Institutional Shares                                               $ 6,286
    Select Shares                                                      $ 6,149
    Class A Shares                                                     $ 6,161
    Class B Shares                                                     $ 6,149
International Opportunities Fund
    Institutional Shares                                               $ 9,363
    Select Shares                                                      $ 9,242
    Class A Shares                                                     $ 9,232
    Class B Shares                                                     $ 9,232



                    *   See the notes to the table captioned "Average Annual Total
                        Return (excluding sales charges)" above. The table above
                        assumes an initial investment of $10,000 in a particular
                        class of a Fund from October 31, 1990, although the
                        particular class may have been introduced at a subsequent
                        date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the
                        performance history of a predecessor class or classes, and historical expenses have not been restated, for periods
                        during which the performance information for a particular
                        class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by
                        the particular class.



                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)



    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:



                                                                     TOTAL VALUE
                                                                INCLUDING SALES LOAD
                                                                ---------------------
International Value Fund
    Class A Shares                                                    $11,871
    Class B Shares                                                    $12,609
Emerging Markets Equity Fund
    Class A Shares                                                    $ 5,806
    Class B Shares                                                    $ 6,149
International Opportunities Fund
    Class A Shares                                                    $ 8,701
    Class B Shares                                                    $ 9,059



                    *   See the notes to the table captioned "Average Annual Total
                        Return (excluding sales charges)" above. The table above
                        assumes an initial investment of $10,000 in a particular
                        class of a Fund from October 31, 1990, although the
                        particular class may have been introduced at a subsequent
                        date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the
                        performance history of a predecessor class or classes, and historical expenses have not been restated, for periods
                        during which the performance information for a particular
                        class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by
                        the particular class.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."


    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Portfolio Turnover".



    Under the advisory agreement and the sub-advisory agreements, the Adviser and Sub-Adviser shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser and Sub-Adviser are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.



    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser or Sub-Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the Adviser and Sub-Adviser. At present, no other recapture arrangements are in effect.



    Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Sub-Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser or Sub-Adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



    The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's or Sub-Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or Sub-Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser and Sub-Adviser in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.



    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's or Sub-Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the Adviser or Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser or the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.


    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The Funds or their predecessors paid the following brokerage commissions for the indicated fiscal periods:



                                                                    FISCAL YEARS ENDING
                                                           --------------------------------------
                                                              1999          2000          2001
                                                           ----------    ----------    ----------
International Value Fund (formerly International Equity
  Fund) (10/31)                                            $1,073,526    $1,460,249             0
Emerging Markets Equity Fund (10/31)                       $  866,867    $  470,666             0
International Opportunities Fund (10/31)                   $  982,901    $1,645,894             0


                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of ten open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 10 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    The Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").



    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies of any one issuer), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.



    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.



    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.



    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.



    The Fund invests in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF")--in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.



    Alternatively, the Fund will be permitted to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements of the code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.



    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.


                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income liability provided the appropriate information is furnished to the IRS.

    For federal income tax purposes, the Funds listed below have capital loss carryforwards for the periods indicated:


                                                                CAPITAL LOSS     EXPIRATION
PORTFOLIO                                                       CARRYFORWARDS       DATE
---------                                                       -------------    ----------
International Value Fund (formerly International Equity
  Fund)                                                         $  3,282,231       10/31/08
                                                                $ 39,498,684       10/31/09
                                                                ------------
                                                                $ 42,780,915

Emerging Markets Equity Fund                                    $  3,176,327       10/31/05
                                                                $ 84,231,429       10/31/06
                                                                $ 28,177,633       10/31/07
                                                                $  2,888,019       10/31/08
                                                                $ 12,743,985       10/31/09
                                                                ------------
                                                                $131,217,393

International Opportunities Fund                                $ 15,005,377       10/31/08
                                                                $ 70,979,742       10/31/09
                                                                ------------
                                                                $ 85,985,119


    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                               PRINCIPAL HOLDERS


    As of January 31, 2002, the following persons owned of record 5% or more of the outstanding Shares of the following funds:



                                                                                                      PERCENTAGE
FUND AND CLASS OF SHARES                              NAME AND ADDRESS OF SHAREHOLDER                    HELD
------------------------                ------------------------------------------------------------  -----------
FLEMING EMERGING MARKETS EQUITY FUND,   JP MORGAN INVESTMENT MGMT                                         79.28%
  CLASS A                               ATTN HASKEL GINSBERG
                                        522 5TH AVE FL 18
                                        NEW YORK NY 10036-7601

                                        NFSC FEBO # BW1-463000                                            20.69%
                                        PAMELA ADLUM SCHMIDT
                                        6504 YAUPON DRIVE
                                        AUSTIN TX 78759-7737

FLEMING EMERGING MARKETS EQUITY FUND,   JP MORGAN INVESTMENT MGMT                                         77.76%
  CLASS B                               ATTN HASKEL GINSBERG
                                        522 5TH AVE FL 18
                                        NEW YORK NY 10036-7601

                                        NFSC FBO # A35-123951                                              6.38%
                                        JPMORGAN CHASE BANK IRA R/O CU
                                        IRA OF BHEESHMAR REDHEENDRAN
                                        7005 COLBERG CT
                                        AUSTIN TX 78749-4184

                                                                                                      PERCENTAGE
FUND AND CLASS OF SHARES                              NAME AND ADDRESS OF SHAREHOLDER                    HELD
------------------------                ------------------------------------------------------------  -----------
FLEMING EMERGING MARKETS EQUITY FUND,   JPMIM LONDON AS AGENT FOR                                         32.24%
  INSTITUTIONAL CLASS                   EVANGELICAL LUTHERAN CH IN AMERICA
                                        ATTN: JAMES R SNOW
                                        C/O J P MORGAN & CO INC VIA POUCH
                                        60 WALL ST
                                        NEW YORK NY 10005-2836

                                        JPMIM AS AGENT FOR THE MERCK CO                                   16.38%
                                        FOUNDATION
                                        ATTN MR TAKASHI TSUCHIYA
                                        522 5TH AVE
                                        NEW YORK NY 10036-7601

                                        JPMIM LONDON AS AGENT FOR                                          6.46%
                                        EVANGELICAL LUTHERAN CH IN AMERICA
                                        ATTN: JAMES R SNOW
                                        C/O J P MORGAN & CO INC VIA POUCH
                                        60 WALL ST
                                        NEW YORK NY 10005-2836

                                        ELEUTHERIAN MILLS-HAGLEY                                           6.42%
                                        FOUNDATION INC
                                        JAY A STELLENBERG ASST TREASURER/
                                        BUSINESS MANAGER
                                        P O BOX 3630
                                        WILMINGTON DE 19807-0630

                                        JP MORGAN FSB AS AGENT FOR                                         5.74%
                                        PUNAHOU SCHOOL
                                        ATTN SPECIAL PRODUCTS 2/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK DE 19713-2107

                                        MGT CO OF NEW YORK AS AGENT FOR                                    5.50%
                                        CORNELL MEDICAL BENEFITS TRUST
                                        ATTN: SPECIAL PRODUCTS 2 OPS/3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107

                                        SETON HALL UNIVERSITY                                              5.05%
                                        CRAIG BECKER ASST. VP OF FINANCE
                                        BAYLEY HALL CONTROLER'S DEPT
                                        400 W SOUTH ORANGE AVE
                                        SOUTH ORANGE NJ 07079-1478

FLEMING EMERGING MARKETS EQUITY FUND,   SMITH BARNEY INC                                                  53.80%
  SELECT CLASS                          BOOK ENTRY ACCOUNT
                                        ATTN: MATT MAESTRI
                                        333 WEST 34TH ST
                                        7TH FL MUTUAL FUNDS DEPT
                                        NEW YORK NY 10001-2483

                                                                                                      PERCENTAGE
FUND AND CLASS OF SHARES                              NAME AND ADDRESS OF SHAREHOLDER                    HELD
------------------------                ------------------------------------------------------------  -----------
FLEMING INTERNATIONAL OPPORTUNITIES     HAMILL & CO                                                       11.78%
  FUND, CLASS A                         FBO BUCKNER FOUNDATION
                                        PO BOX 2558
                                        HOUSTON TX 77252-2558

                                        JPM DELAWARE AS AGENT FOR                                          7.91%
                                        TRUST FBO KATHRYN COOKE-CHASE
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK DE 19713-2107

FLEMING INTERNATIONAL OPPORTUNITIES     MLPF&S FOR THE SOLE BENEFIT OF                                     9.31%
  FUND, CLASS B                         ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97FC1
                                        4800 DEER LAKE DRIVE EAST 2ND FLR
                                        JACKSONVILLE FL 32246-6484

FLEMING INTERNATIONAL OPPORTUNITIES     JPMIM AS AGENT FOR THE AMERICAN                                   14.88%
  FUND, INSTITUTIONAL CLASS             CHEMICAL SOCIETY
                                        ATTN: JANET VALSECHI
                                        522 5TH AVE
                                        NEW YORK NY 10036-7601

                                        JPMIM AS AGENT FOR                                                13.71%
                                        LOCKHEED MARTIN CORPORATION
                                        MASTER RET TR.
                                        ATTN T TSUCHIYA
                                        522 5TH AVE
                                        NEW YORK NY 10036-7601

FLEMING INTERNATIONAL VALUE FUND,       NFSC FEBO # BW1-463000                                            59.52%
  CLASS A                               PAMELA ADLUM SCHMIDT
                                        6504 YAUPON DRIVE
                                        AUSTIN TX 78759-7737

                                        JP MORGAN INVESTMENT MGMT                                         30.30%
                                        ATTN HASKEL GINSBERG
                                        522 5TH AVE FL 18
                                        NEW YORK NY 10036-7601

                                        NFSC FBO # BW 1-477982                                             5.97%
                                        MICHAEL S LAMBERT
                                        KIMBERLY LAMBERT
                                        8501 SPRINGFIELD GORGE DR
                                        ROUND ROCK TX 78681-3412

                                                                                                      PERCENTAGE
FUND AND CLASS OF SHARES                              NAME AND ADDRESS OF SHAREHOLDER                    HELD
------------------------                ------------------------------------------------------------  -----------
FLEMING INTERNATIONAL VALUE FUND,       NFSC FBO # BW 1-490296                                            30.69%
  CLASS B                               BENJAMIN C DIEM
                                        6104 ABILENE TRL
                                        AUSTIN TX 78749-3400

                                        JP MORGAN INVESTMENT MGMT                                         21.38%
                                        ATTN HASKEL GINSBERG
                                        522 5TH AVE FL 18
                                        NEW YORK NY 10036-7601

                                        NFSC FBO # A35-123951                                             14.11%
                                        JPMORGAN CHASE BANK IRA R/O CU
                                        IRA OF BHEESHMAR REDHEENDRAN
                                        7005 COLBERG CT
                                        AUSTIN TX 78749-4184

                                        NFSC FBO # BW 1-477923                                            10.14%
                                        KAREN B BARNHART
                                        7322 PUSCH RIDGE LOOP
                                        AUSTIN TX 78749-2457

                                        NFSC FBO # A35-122874                                              6.67%
                                        JP MORGAN CHASE BANK CUST
                                        IRA OF H ANDREW SOLOMON
                                        6809 AUCKLAND DR
                                        AUSTIN TX 78749-4139

                                        NFSC FBO # BW 1-486019                                             5.76%
                                        KLAAS TADEMA III
                                        DOROTHY TADEMA
                                        7107 WHEELER BRANCH TRL
                                        AUSTIN TX 78749-2264

                                        NFSC FBO # A35-127582                                              5.42%
                                        JPMORGAN CHASE BANK IRA R/O
                                        CUST IRA OF DONNA B HOLDEN
                                        TRAD IRA R/O
                                        11901 HOBBY HORSE CT APT 1936
                                        AUSTIN TX 78758-2940

                                                                                                      PERCENTAGE
FUND AND CLASS OF SHARES                              NAME AND ADDRESS OF SHAREHOLDER                    HELD
------------------------                ------------------------------------------------------------  -----------
FLEMING INTERNATIONAL VALUE FUND,       SCHERING-PLOUGH CORP SERP TRUST                                   14.76%
  INSTITUTIONAL CLASS                   WAYNE L MILLER STAFF V P & A T
                                        C/O NORTHERN TRUST COMPANY
                                        50 SOUTH LA SALLE STREET
                                        CHICAGO IL 60603-1006

                                        NATIONAL FINANCIAL SERVICES CORP                                  13.55%
                                        FOR THE EXCLUSIVE BENEFIT OF
                                        OUR CUSTOMERS
                                        ATTN: MUTUAL FUNDS -- 5TH FLOOR
                                        200 LIBERTY ST -- 1 WORLD FINANCIAL
                                        NEW YORK NY 10281-1003

                                        FIDELITY INVESTMENTS INSTIT                                       10.13%
                                        OPERATIONS CO FBO BP AMERICA
                                        100 MAGELLAN WAY KW1C
                                        COVINGTON KY 41015-1999

                                        MAC & CO WSPF1801182                                               7.89%
                                        MUTUAL FUNDS OPERATIONS
                                        PO BOX 3198
                                        PITTSBURGH PA 15230-3198

                                        MGT CO OF NY AS AGENT FOR                                          7.45%
                                        ELAINE KAPLAN
                                        MORGAN GUARANTY TRUST CO OF NY
                                        ATTN: SPECIAL PRODUCTS 2 OPS/3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107

                                        BECHTEL BETTIS INC                                                 6.06%
                                        SAVINGS PLAN
                                        ATTN: AZZA MOUSSA
                                        BANKERS TRUST CO AS TRUSTEE
                                        100 PLAZA ONE STOP 3055
                                        JERSEY CITY NJ 07311-3901

                                        MORGAN GUARANTY TRUST CO OF                                        5.92%
                                        NEW YORK AS AGENT FOR 1984
                                        GEISEL TRUST-SURVIVOR'S TR
                                        ATTN: SPECIAL PRODUCTS 2 OPS/3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107


                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, Morgan, Chase or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Funds' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at
(800) 348-4782 for Select Class, and Classes A, B and C Shares, or
(800) 766-7722 for Institutional Class Shares.


NAME OF FUND                                                               REPORT
------------                                    ------------------------------------------------------------
International Value Fund (formerly              - Annual Report for fiscal year dated 10/31/01;
  International Equity Fund)                    - Semi-Annual Report for six-month period ended 4/30/01;
Emerging Markets Equity Fund                    - Annual Report for fiscal year dated 10/31/01;
                                                - Semi-Annual Report for six-month period ended 4/30/01;
International Opportunities Fund                - Annual Report for fiscal year ended 10/31/01;
                                                - Semi-Annual Report for six-month period ended 5/31/01;



                                                                    ANNUAL ACCESSION #'S
                                                                ----------------------------
International Value Fund (formerly International Equity            0000912 057-01-544927
  Fund)
Emerging Markets Equity Fund                                       0000912 057-01-544927
International Opportunities Fund                                   0000912 057-01-544927
                                                                    Date Filed 12/31/01

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

PART C

                               ITEM 23. EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

     (a) 1 Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.*

     (a) 2 Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

     (a) 3 Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

     (a) 4 Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number
0001016964-97-000158).

     (a) 5 Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

     (a) 6 Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number 0001041455-98-000097).

     (a) 7 Amendment No. 11 to Declaration of Trust Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

     (a) 8 Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

     (a) 9 Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a) 10 Amendment No. 14 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a) 11 Amendment No. 15 to Declaration of Trust.***

     (b) Restated By-Laws of Registrant.*

     (b)(1) Amendment to Restated By-laws of Registrant Incorporated herein by reference to Post Effective Amendment to the Registration statement on February 28, 2000 (Accession Number 0001041455-00-000056).

     (e) Form of Distribution Agreement between Registrant and J.P. Morgan Distributors, Inc.***

     (g) Form of Custodian Agreement between Registrant and The Chase Manhattan Bank.***

     (h) 1 Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York.***

     (h) 2 Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York.***

     (h) 3 Transfer Agency Agreement between Registrant and DST Systems,
Inc..***

     (h) 6 Service Plan with respect to Registrant's Service Money Market
Funds.**

     (h) 7 Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund - Advisor Series, International Equity Fund - Advisors Series, International Opportunities Fund - Advisor Series, U.S. Equity Fund - Advisor Series, Diversified Fund - Advisor Series, incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (h) 8 Amended Service Plan with respect to Registrant's Disciplined Equity
- Advisor Series and Direct Prime Money Market Funds, incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (h) 9 Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund, incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

     (i) Opinion and consent of Sullivan & Cromwell.*

     (j)(1) Consent of independent accountants, incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on July 27, 2001 (Accession Number 0000912057-01-525407).***

     (j)(2) Consent of independent accountants filed herein.

     (l) Purchase agreements with respect to Registrant's initial shares.*

     (m) Rule 12b-1 Distribution Plan.***

     (n) Rule 18f-3 Multi-Class Plan.***

     (p)(1) Codes of Ethics for J.P. Morgan Institutional Funds and for the Master Portfolios, incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (p)(2) Codes of Ethics for J.P. Morgan Fund Distributors, Inc..***

     (p)(3) Amended Code of Ethics for J.P. Morgan Investment Management Inc. incorporated herein by reference to Post-Effective Amendment No. 82 to the Registration Statement filed on February 28, 2001 (Accession Number 0001005477-01-001655).

     (99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, H. Richard Vartabedian, and David Wezdenko.***

------------------
     * Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

    ** Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

   *** Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   Not applicable.

     ITEM 25. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

     Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

   Not Applicable.

     ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. does not act as depositor or investment adviser to any of the investment companies.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Fund Distributors, Inc. is located at 1211 Avenue of the Americas, New York, NY 10036. JPMorgan Fund Distributors, Inc. is an indirect wholly-owned subsidiary of BISYS Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

     Fleming Mutual Fund Group, Inc.
     J.P. Morgan Funds
     J.P. Morgan Institutional Funds
     J.P. Morgan Series Trust
     J.P. Morgan Series Trust II
     Mutual Fund Group
     Mutual Fund Investment Trust
     Mutual Fund Master Investment Trust
     Mutual Fund Select Group
     Mutual Fund Select Trust
     Mutual Fund Trust
     Mutual Fund Variable Annuity Trust
     Growth and Income Portfolio

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.:

                                 Position and Offices             Position and Offices
Name and Address                 With Distributor                   with Registrant
----------------                 --------------------             --------------------
Lynn J. Mangum                   Chairman                                  None
90 Park Ave,
New York, N.Y. 10016

Margaret Warner Chambers         Vice President                            None
90 Park Ave.,
New York, N.Y. 10016

Charles Linn Booth               Vice President/Compliance                 None
3435 Stelzer Road                Officer
Columbus, OH 43219

Dennis Sheehan                   Director                                  None
90 Park Ave.,
New York, N.Y. 10016

Kevin J. Dell                    Secretary                                 None
90 Park Ave.,
New York, NY 10016

Edward S. Forman                 Assistant Secretary                       None
90 Park Ave.,
New York, N.Y. 10016

Olu T. Lawal                     Fin/Op                                    None
90 Park Ave.,
New York, N.Y. 10016

Patrick William McKeon           Vice President/                           None
90 Park Ave.,                    Chief Compliance Officer
New York, N.Y. 10016

William J. Tomko                 President                                 None
3435 Stelzer Road
Columbus, OH 43219

     (c) Not applicable.

     ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

                                       C-6

     JPMorgan Chase Bank: 60 Wall Street, New York, New York 10260-0060, 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).

     DST SYSTEMS, INC.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

     JPMorgan Chase Bank: 4 Chase MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as custodian and fund accounting agent.)

     J.P. MORGAN FUND DISTRIBUTORS, INC.: 1211 Avenue of the Americas, New York, NY 10036 (records relating to its functions as distributor and sub-administrator).

     ITEM 29. MANAGEMENT SERVICES.

   Not Applicable.

     ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February, 2002.

                                              By:        /s/ George Gatch
                                               ---------------------------------
                                                          George Gatch
                                                          President

                                                        /s/ David Wezdenko
                                               ---------------------------------
                                                          David Wezdenko
                                                          Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 28, 2002.

     Fergus Reid, III*
     ------------------------------------
     Fergus Reid, III
     Trustee and Chairman

     William J. Armstrong*
     ------------------------------------
     William J. Armstrong
     Trustee

     Roland R. Eppley, Jr.*
     ------------------------------------
     Roland R. Eppley, Jr.
     Trustee

     Ann Maynard Gray*
     ------------------------------------
     Ann Maynard Gray
     Trustee

     Matthew Healey*
     ------------------------------------
     Matthew Healey
     Trustee and Chairman

     James J. Schonbachler*
     ------------------------------------
     James J. Schonbachler
     Trustee

     Leonard M. Spalding, Jr.*
     ------------------------------------
     Leonard M. Spalding, Jr.
     Trustee

     H. Richard Vartabedian*
     ------------------------------------
     H. Richard Vartabedian
     Trustee

                                 *By  /s/ David Wezdenko
                                      ------------------------------------------
                                      David Wezdenko
                                      Attorney-in-Fact

                                   INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION OF EXHIBITS

Ex-99(j) Consent of PricewaterhouseCoopers, LLP - Independent Auditors